1/30/02 DRAFT


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      PRE-EFFECTIVE AMENDMENT NO. ________

                      POST-EFFECTIVE AMENDMENT NO. _______

                             VAN ECK FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

               99 Park Avenue, 8th Floor, New York, New York 10016
                    (Address of Principal Executive Offices)

                                  212-687-5200
    (Registrant's Telephone Number, Including Area Code and Telephone Number)

                             Thomas H. Elwood, Esq.
                         Van Eck Associates Corporation
               99 Park Avenue, 8th Floor, New York, New York 10016
                     (Name and Address of Agent for Service)

              Copy to: Philip H. Newman, Esq., Goodwin Procter, LLP
                   Exchange Place, Boston, Massachusetts 02109

       ------------------------------------------------------------------

       No filing fee is required because the Registrant will register an indefinite number of shares of common stock, $.001 par value, of the Registrant, pursuant to Rule 24f-2.

       The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                               VAN ECK FUNDS, INC

                              Cross-Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933

FORM N-14 ITEM NO.   LOCATION IN PROXY STATEMENT/PROSPECTUS

PART A
1                    Cover Page of Registration Statement; Prospectus Cover Page
2                    Table of Contents

PART B
10                   Cover Page of Statement of Additional Information

PART C

LOGO VAN ECK GLOBAL

_________________, 2002


Dear Van Eck Fund Shareholder:

At this time, we are asking shareholders to consider voting for three proposals regarding the following funds:

       o      VAN ECK TOTAL RETURN FUND

       o      VAN ECK MID CAP VALUE FUND (formerly VAN ECK GROWTH AND INCOME
              FUND)


             Important Notice to Growth and Income Fund Shareholders

Please be advised that the Van Eck Growth and Income Fund has been renamed the Van Eck Mid Cap Value Fund. This name change reflects the recent appointment of John A. Levin & Co., Inc. as interim sub-adviser to the Fund that took place on January 2nd of this year.

               Important Notice to Total Return Fund Shareholders

Please be advised that the Van Eck Total Return Fund is closed to all sales, both new and subsequent account purchases, effective February 8, 2002.

                            Proposals for Both Funds:

I. the APPROVAL OF VAN ECK ASSOCIATES CORPORATION ("VAN ECK") AS THE INVESTMENT ADVISER to the Van Eck Mid Cap Value Fund (formerly Growth and Income Fund) and the Van Eck Total Return Fund

II. the APPROVAL OF THE SUB-ADVISORY AGREEMENTS with John A. Levin & Co., Inc., ("Levin") as sub-adviser to the Van Eck Mid Cap Value Fund and the Total Return Fund

We are recommending that you approve the new adviser and sub-adviser for the Funds. Chubb Asset Managers Inc., the Funds' previous adviser, has decided to exit the mutual fund business. We believe the mixture of Van Eck's capabilities as a proven investment adviser and Levin's expertise as a value manager will best meet the goals of investors.

III. and, the APPROVAL OF A REORGANIZATION of the Van Eck Total Return Fund and the Van Eck Mid Cap Fund into a new Fund, Van Eck Funds II, Inc. Mid Cap Value Fund ("Mid Cap II") with investment objectives and strategies very similar to the current Van Eck Mid Cap Value Fund by means of a tax-free statutory merger (NOTE THAT THIS REORGANIZATION WOULD BE A TAX-FREE EVENT. YOU WOULD CONTINUE RECEIVING YOUR QUARTERLY STATEMENTS. NO OTHER ACTION WOULD BE REQUIRED OF YOU OTHER THAN VOTING THIS PROXY.)

Management believes that the most efficient method to manage the Funds assets and to meet investor needs is to consolidate the Van Eck Mid Cap Value Fund and the Van Eck Total Return Fund into one investment vehicle. Tax issues require that this merger be accomplished as a statutory merger in which the two existing Funds are merged into a third Fund. This third Fund, as described more fully in the proxy, follows closely the investment objectives and strategies of the existing Mid Cap Value Fund. All three Funds seek long-term capital appreciation.

The third Fund, "Mid-Cap II," will be relatively more flexible in meeting its objective in that the Fund will not be focused on current income. Total Return Fund was required to maintain thirty percent of its assets in debt instruments. Mid Cap Value Fund sought a reasonable level of income. Consolidating these funds into Mid-Cap II should provide shareholders with significant economies of scale (such as lower fund expenses) and a similar, but more flexible, investment style that we believe will benefit the shareholders. Please note that the resulting entity, Mid-Cap II, would assume the name Van Eck Mid Cap Value Fund.

If you have any questions regarding John A. Levin's past performance record, or any questions related to this proxy, please call Van Eck Global's marketing desk at 1-800-826-2333.


     --------------------------------------------------------------------------
     JOHN A. LEVIN & CO., INC.

     o  founded in 1982; located in New York City

     o  approximately $12.6 billion in assets under management (as of 9/30/01)

     o  experienced portfolio management

     o  proven long-term value investment track record
     --------------------------------------------------------------------------


Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Mid-Cap I and Total Return Fund to be held on April 26, 2002 at 9:00 a.m. for the purpose of approval of new advisory and sub-advisory arrangements and a merger of both Funds into a third Fund through the Agreement and Plan of Merger.

PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY--IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Or, you may call the telephone number on your proxy card to use our convenient touch-tone voting system. Whatever method you choose, your vote is important. IT IS CRITICAL THAT A MAJORITY OF THE FUND'S OUTSTANDING SHARES VOTE. UNLESS A MAJORITY OF SHARES IS VOTED, THE FUND WILL INCUR ADDITIONAL EXPENSES SOLICITING SUFFICIENT VOTES TO HOLD THE MEETING. Your prompt attention in this matter benefits all shareholders. Thank you.



Sincerely,

 /s/ Derek van Eck

Derek van Eck
President

                               MID-CAP VALUE FUND
                        (formerly Growth and Income Fund)
                                TOTAL RETURN FUND
                                each a series of
                               VAN ECK FUNDS, INC
                    99 Park Avenue, New York, New York 10016
                         (212) 687-5200   1-800-826-2333

                    ----------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 April 26, 2002

                    ----------------------------------------

       A SPECIAL MEETING OF SHAREHOLDERS OF VAN ECK MID-CAP VALUE FUND (formerly Growth and Income Fund) ("MID-CAP I FUND") AND VAN ECK TOTAL RETURN FUND ("TOTAL RETURN FUND"), BOTH SERIES OF VAN ECK FUND, INC (THE "COMPANY"), will be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on April 26, 2002 at 9:00 a.m., New York Time, for the following purposes:

       (1)(a) (For Mid-Cap I Fund shareholders only) To approve an investment management agreement with Van Eck Associates Corporation.

       (1)(b) (For Total Return Fund shareholders only) To approve an investment management agreement with Van Eck Associates Corporation.

       (2)(a) (For Mid-Cap I Fund shareholders only) To approve an investment sub-advisory agreement with John A. Levin & Co., Inc.

       (2)(b) (For Total Return Fund shareholders only) To approve an investment sub-advisory agreement with John A. Levin & Co., Inc.

       (3) To consider and act upon a proposal to approve the Agreement and Plan of Reorganization dated __________, 2002 providing for the merger of the Company with and into Van Eck Funds II, Inc. ("Van Eck II")

       (4) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

       Shareholders of record at the close of business on February 11, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                             By order of the Board of Directors

                                             /s/ Thomas H. Elwood

                                             Thomas H. Elwood
                                             Secretary

____________, 2002

                    ----------------------------------------

                             YOUR VOTE IS IMPORTANT!

                    ----------------------------------------

     WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE, DATE
               AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT/PROSPECTUS FOR FUTURE REFERENCE.

                               MID CAP VALUE FUND
                        (formerly Growth and Income Fund)
                                TOTAL RETURN FUND
                                each a series of
                               VAN ECK FUNDS, INC.
               99 Park Avenue, 8th Floor, New York, New York 10016
                         (212) 687-5200 . 1-800-826-2333

                               MID-CAP VALUE FUND
                                   a series of
                             VAN ECK FUNDS II, INC.
               99 Park Avenue, 8th Floor, New York, New York 10016
                         (212) 687-5200 . 1-800-826-2333

                     ---------------------------------------

                           PROXY STATEMENT/PROSPECTUS
                              DATED ______ __, 2002
                        SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2002
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016

                     ---------------------------------------

                                  INTRODUCTION

       This Proxy Statement/Prospectus is furnished to the shareholders of Mid Cap Value Fund ("Mid-Cap I") and Total Return Fund ("Total Return Fund" and together with Mid-Cap I, the "Funds") in connection with the solicitation by the Board of Directors of Van Eck Funds, Inc. ("Van Eck I"), of which Mid-Cap I Fund and Total Return Fund are series, of proxies to be used at a special meeting of shareholders of Mid-Cap I Fund and Total Return Fund to be held on April 26, 2002 at 9:00 a.m., New York Time, or any adjournments thereof (the "Meeting"),
(1) to approve an investment management agreement with Van Eck Associates Corporation, (2) to approve an investment sub-advisory agreement with John A. Levin & Co., Inc. and (3) to approve an Agreement and Plan of Reorganization (the "Plan"). Under the Plan, which has been approved by the Board of Directors of Van Eck I, Van Eck I will be merged with and into Van Eck Funds II, Inc. (the "Van Eck II") with Van Eck II the surviving corporation. Under the Plan, the shares of Mid-Cap I Fund would be converted into a number of shares of Mid-Cap II Fund ("Mid-Cap II") with a value equal to the value of the net assets of Mid-Cap I Fund immediately prior to the effective time of the Merger. Each shareholder of Mid-Cap I Fund would receive a pro rata number of these whole and functional shares of Mid-Cap II Fund based on the relative number of Mid-Cap I Fund shares held by the shareholder on the effective date of the Merger. Similarly, under the Plan, the shares of Total Return Fund would be converted into a number of shares of Mid-Cap II Fund with a value equal to the value of the net assets of Total Return Fund immediately prior to the effective time of the Merger. Each shareholder of Total Return Fund would receive a pro rata number of these whole and functional shares of Mid-Cap II Fund based on the relative number of Total Return Fund shares held by the Shareholder on the effective date of the Merger.

       Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund are each portfolio series of open-end management investment companies. The Mid-Cap I Fund has an investment objective of long-term growth. Mid-Cap II Fund has an investment objective of long-term growth by investing in a wide range of equity securities (stock) that will appreciate in value and generate a reasonable level of ______ income. The Total Return Fund has an investment objective of high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity and debt securities. Mid-Cap I Fund and Total Return Fund employ Van Eck Associates Corporation as their investment adviser. John A. Levin and Co., Inc. is the sub-adviser for both Mid-Cap I Fund and Total Return Fund. [It is anticipated that Mid-Cap II, a series of Van Eck II, an investment company which is to be formed at the

Merger, will employ Van Eck Associates Corporation as its investment adviser and John A. Levin and Co., Inc. as the sub-adviser. As used in this Prospectus/Proxy Statement, the term "adviser" refers to Van Eck Associates Corporation, as the context requires.

       This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Mid-Cap I, Mid-Cap II, and the Total Return Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/Proxy Statement, the term "Funds" refers to the Mid-Cap I Fund and Total Return Fund, collectively, and the term "Company" refers to each of Van Eck I and Van Eck II. A copy of the form of prospectus for Mid-Cap II Fund is attached to this Prospectus/Proxy Statement as Exhibit B.

       A Prospectus and a Statement of Additional Information for the Mid-Cap I Fund and the Total Return Fund, dated May 1, 2001, as supplemented on _________________ have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Proxy Statement/Prospectus. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Van Eck Associates Corporation at 99 Park Avenue, New York, New York, 10016, or by telephoning Van Eck Associates Corporation toll-free at 1-800-826-1115.

       A Statement of Additional Information, dated March ___, 2002 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information, which includes a form of Statement of Additional Information for Mid-Cap II Fund may be obtained without charge by contacting Van Eck Associates Corporation at 99 Park Avenue, New York, New York, 10016, or by telephoning Van Eck Associates Corporation toll-free at 1-800-826-1115.

       The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information dated March ___, 2002 and other material incorporated by reference, together with other information regarding the Mid-Cap I, Total Return Fund and Mid-Cap II.

       This Proxy Statement/Prospectus constitutes the proxy statement of the Mid-Cap I Fund and Total Return Fund for the meeting and the prospectus for shares of the Mid-Cap II Fund that have been registered with the SEC and are being issued in connection with the Reorganization. This Proxy Statement/Prospectus is expected to first be sent to shareholders on or about March ___, 2002.

       The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (X) indicates which Fund's shareholders and classes are being solicited to approve which proposal.

        PROPOSAL                                 MID-CAP I     TOTAL RETURN FUND
        --------                                 ---------     -----------------

1. a.   Investment Management Agreement with
        Van Eck Associates Corporation              X

1. b.   Investment Management Agreement with
        Van Eck Associates Corporation                                  X

2. a.   Investment Sub-advisory Agreement with
        John A. Levin & Co., Inc.                   X

2. b.   Investment Sub-advisory Agreement with
        John A. Levin & Co., Inc.                                       X

3.      Agreement and Plan of Merger                X                   X


                                ----------------

THE SECURITIES OF THE MID-CAP II FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY/PROSPECTUS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ----------------

The date of this Prospectus/Proxy Statement is March ___, 2002.

                                TABLE OF CONTENTS

                                                                            PAGE


Exhibit A   Agreement and Plan of Merger

Exhibit B   Articles of Merger

Exhibit C   Form of Prospectus of Mid-Cap II Fund

Exhibit D   Proposed Advisory Agreement with
            Van Eck Associates Corporation

Exhibit E   Proposed Sub-Advisory Agreement with
            John A. Levin & Corp., Inc.

Exhibit F   Pro-Forma Financials

Exhibit G   Form Proxy
            Total Return Fund

Exhibit H   Form Proxy
            Mid-Cap Value Fund

                                    SYNOPSIS

       Proposal 1(a), 1(b)

       On December 31, 2001, Chubb Asset Managers Inc. ("Chubb") resigned as investment adviser to Mid-Cap I Fund and Total Return Fund. On December 12, 2001 the Board of Directors approved an interim investment management agreement (the "Existing Agreement") under which the responsibility for providing investment advice to each Fund was assumed by Van Eck Associates. The Existing Agreement was approved by the Board of Directors under Rule 15a-4(b)(1) of the Investment Company Act of 1940 (the "Investment Company Act"), which permits the board of directors to approve an interim advisory agreement with a term of up to 150 days without prior shareholder approval. Under the Existing Agreement, the Funds pay Van Eck Associates at an annual rate of .20% on assets of up to $200 million,
 .19% on the next $1.1 billion and .18% on assets in excess of $1.3 billion. The compensation payable to Van Eck Associates under the Existing Agreement is identical to the compensation that was previously payable to Chubb under a prior advisory agreement. The Existing Agreement will remain in effect until the earlier of (i) the effective date of the Proposed Advisory Agreement (as defined below) and (ii) May 31, 2002.

       At a regular meeting of the Board of Directors held on December 12, 2001, a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Company ("Independent Directors") considered and [unanimously] approved the Proposed Investment Advisory Agreement, the form of which is attached as Exhibit D (the "Proposed Advisory Agreement"). In considering the approval of the Proposed Advisory Agreement, the Directors, including the non-interested Directors, considered whether the approval of the Proposed Advisory Agreement was in the best interests of the Funds and the shareholders of the Funds.

       Under the Proposed Advisory Agreement, Van Eck Associates will be compensated by Mid-Cap I Fund and Total Return Fund at an annual rate of .75 % of each Fund's average net assets. There are no breakpoints in the proposed fee structure.

       If approved by shareholders the Proposed Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002.

       Proposal 2(a), 2(b)

       At a regularly schedule meeting of the Board held on December 12, 2001 a majority of the Directors, including a majority of the Independent Directors, approved an interim investment sub-advisory agreement (the "Existing Sub-Advisory Agreement") with John A. Levin & Co., Inc., ("Levin"). A majority of the Directors, including a majority of the Independent Directors, also approved the proposed investment sub-advisory agreement with Levin, the form of which is attached as Exhibit E (the "Proposed Sub-Advisory Agreement").

       Under the Proposed Sub-Advisory Agreement Levin will be compensated by Van Eck Associates at an annual rate of .375% of average net assets. Levin has agreed to waive its sub-advisory fees through September 30, 2002. The Proposed Sub-Advisory Agreement will remain in full force and effect until May 1, 2004 and will continue annually thereafter as long as its continuance is specifically approved annually by vote of the majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund or by the Board, including a majority of the non-interested Directors at a meeting called for the purpose of voting on such approval. The other terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Existing Sub-Advisory Agreement.

       If approved by shareholders the Proposed Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002.

       Proposal 3

       The proposed Reorganization is the outcome of deliberations by the Boards of Directors of the two Companies. Van Eck Associates Corporation, the adviser to each of Van Eck I and Van Eck II, recommended that the Directors of each Company consider the benefits that the shareholders would realize from the Reorganization. After considering the specific reorganization proposal, the Directors of Van Eck I and Van Eck II, including the Independent Directors, at meetings held on January 31, 2002, respectively, unanimously approved the Plan.

       Summary of the Proposed Reorganization

       The Reorganization will be effected in accordance with the terms of an Agreement and Plan of Reorganization (the "Plan"), a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A. The Plan provides for:

       o the merger of Van Eck I with and into Van Eck II with Van Eck II the surviving corporation

       o the conversion of shares of Mid-Cap I Fund into shares of Mid-Cap II Fund with an aggregate net asset value equal to the value of the net assets of Mid-Cap I Fund immediately prior to the Reorganization with shareholders of Mid-Cap I Fund receiving a pro rata number of such shares of Mid-Cap II Fund based on their relative holdings of Mid-Cap I Fund shares immediately prior to the Reorganization; and

       o the conversion of shares of Total Return Fund into shares of Mid-Cap II Fund with an aggregate net asset value equal to the value of the net assets of Total Return Fund immediately prior to the Reorganization with shareholders of Total Return Fund receiving a pro rata number of such shares of Mid-Cap II Fund based on their relative holdings of Total Return Fund immediately prior to the Reorganization.

       The Reorganization is anticipated to occur on or about May 1, 2002.

       The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

       o the receipt by each Company of an opinion of counsel as to the federal income tax consequences of the Reorganization; and

       o the approval of the Plan by the shareholders of Mid-Cap I Fund and Total Return Fund.

       o The approval of new Investment Management Agreement with Van Eck Associates Corporation and a new Investment Sub-Advisory Agreement with Levin by the shareholders of each of Mid-Cap I Fund and Total Return Fund as described in this Proxy Statement.

       The Plan provides that Mid-Cap I Fund and Total Return Fund will bear all costs and expenses of the Reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus, and the solicitation of proxies.


       Investment Objectives and Principal Investment Strategies

       The investment objectives and principal investment strategies of Mid-Cap I, Mid-Cap II Fund, and Total Return Fund are as follows:

       o Mid-Cap II Fund has an investment objective of seeking long-term growth of capital. Mid-Cap I Fund has an investment objective of seeking long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income. The investment objective of the Total Return Fund is to seek to produce high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity securities.

       o Under normal market conditions, Mid-Cap II Fund and Mid-Cap I Fund invest at least 80% of their total assets in common stocks, including preferred stocks and securities convertible into common stock of mid-cap companies using a value approach. Mid-Cap I Fund has traditionally invested at least 50% of its assets in securities that have paid interest or dividends in the past 12 months. Mid-Cap II Fund will not be subject to an equivalent strategy. The principal strategy of the Total Return Fund is to invest between 30% and 70% of its assets in equity securities and other securities that can be exchanged for or converted into common stocks. The balance of the Total Return Fund is normally invested in U.S. government securities and corporate bonds. As a result of the strategy, Total Return Fund will under normal market conditions invest a minimum of 30% of its assets in fixed income securities. Consistent with its investment objective and principal investment strategy, Total Return Fund also focuses its investments in mid-cap companies using a value approach.

       See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" in the prospectus of Mid-Cap II, for further information on the similarities and differences between the investment objectives, policies and risks of the Mid-Cap II Fund and Mid-Cap I Fund and Total Return Fund. You can also find additional information in the form of Mid-Cap II Fund prospectus attached as an exhibit.

       Distribution and Purchase Arrangements

       Mid-Cap I Fund and Total Return Fund currently offer one class of shares:
Class A. Shares are offered to the public at a price equal to the net asset value per share plus a sales charge of 5.75%.

       Mid-Cap II Fund offers one class of shares: Class A. The Class A shares of Mid-Cap II Fund are offered to the public under the same sales charge arrangements as the Class A shares of Mid-Cap I Fund and Total Return Fund. After the Reorganization, shareholders of Mid-Cap I Fund and Total Return Fund will be shareholders of Mid-Cap II Fund, and therefore purchases of shares of Mid-Cap II Fund following the Reorganization will be subject to the applicable initial sales charge.

       Van Eck I has adopted a reimbursement type Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan of Distribution, Mid-Cap I Fund and Total Return Fund pays Van Eck Securities Corporation (the "Distributor") a Rule 12b-1 fee at an annual rate of up to .50% of average daily net assets. The Distribution uses a portion of the Rule 12b-1 fee for payments to agents or brokers who service shareholder accounts of Mid-Cap I Fund and Total Return Fund and the remainder for other actual promotional and distribution expenses incurred by the Distributor. Any Rule 12b-1 fee accrued by Mid-Cap I Fund and/or Total Return Fund in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses may not be retained by the Distributor. The Plan does not provide for the payment of interest as a distribution expense or for the carry-forward of reimbursable or payable amounts under the Plan to subsequent years. Van Eck II will adopt a Plan of Distribution for Mid-Cap II Fund that is substantially identical to the Plan of Distribution for Van Eck I.

       See "Comparative Information on Distribution Arrangements" for further information on the distribution arrangements of Mid-Cap I Fund and Total Return Fund and Mid-Cap II Fund. You can also find additional information on distribution arrangements for Mid Cap II Fund in the prospectus of Mid-Cap II attached as an exhibit.

       Dividends and Distributions

       The dividend and distribution policies of Mid-Cap I Fund and Mid-Cap II Fund are substantially identical.

       o Mid-Cap I Fund and Mid-Cap II Fund distribute dividends and capital gains, if any, at least annually.

       o The Total Return Fund distributes dividends and short term capital gains, if any, quarterly and distributes long term capital gains, if any, at least annually.


       All dividends and distributions of the Mid-Cap I, Mid-Cap II Fund and Total Return Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on the dividend and distributions policy of Mid-Cap II Fund in Exhibit C.

       Exchange Privileges

       Shareholders of Total Return Fund and Mid-Cap I Fund may exchange shares, at net asset value, for shares of the same class of any of the other Van Eck Funds. Exchanges out of Mid-Cap I Fund and Total Return Fund will be accepted up to the business day prior to the closing date of the Reorganization.

       Van Eck II intends to continue the policy of limiting exchanges out of Mid-Cap II Fund to six per calendar year. Van Eck II reserves the right to terminate, modify or impose a fee in connection with the exchange privilege.

       Redemption Procedures

       Shareholders of Mid-Cap I, Mid-Cap II Fund and Total Return Fund may redeem their Class A shares at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order in proper form. Redemption of shares of Mid-Cap I Fund and Total Return Fund will be accepted up to the business day prior to the closing date of the Reorganization. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, each Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone.

       Federal Tax Consequences of Proposed Reorganization

       At the closing of the Merger, the Van Eck I and the Van Eck II will receive an opinion of counsel, subject to customary assumptions and representations, that:

       o shareholders of the Mid-Cap I Fund and Total Return Fund should recognize no gain or loss for federal income tax purposes on their receipt of shares of the Mid-Cap II Fund;

       o the aggregate tax basis of the Mid-Cap II Fund shares, including any fractional shares, received by each shareholder of the Mid-Cap I Fund and Total Return Fund pursuant to the Reorganization should be the same as the aggregate tax basis of the Mid-Cap I Fund and Total Return Fund shares held by such shareholder immediately prior to the Reorganization; and

       o the holding period of the Mid-Cap II Fund shares, including fractional shares, to be received by each shareholder of the Mid-Cap I Fund and Total Return Fund should include the period during which the Mid-Cap I Fund and Total Return Fund shares exchanged therefore were held by such shareholder (provided that the Mid-Cap I Fund and Total Return Fund shares were held as a capital asset on the date of the Reorganization).

       See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

       Risk Factors

       An investment in Mid-Cap II Fund is subject to specific risks arising from the types of securities in which Mid-Cap II Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in Mid-Cap II Fund. There is no assurance that the Mid-Cap II Fund will meet its investment objective. An investment in the Mid-Cap II Fund is subject to many of the same risks as an investment in Mid-Cap Fund or Total Return Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Mid-Cap II Fund.

       Management and Other Service Providers

Van Eck Associates serves as investment manager and administrator to Mid-Cap I Fund and Total Return Fund. Levin serves as sub-adviser to each Fund. Investment and trading decisions for Mid-Cap I Fund and Total Return Fund are made by Levin. The portfolio managers for each Fund primarily responsible for the day-to-day decisions are John W. Murphy and Daniel M. Theriault. Van Eck Associates will also serve as investment manager and administrator to Mid-Cap II Fund. Levin will also serve as sub-adviser to Mid-Cap II Fund.

       Comparative Fee Tables

       The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in Class A shares of each fund. Each table also includes pro forma information for Mid-Cap II Fund resulting from the Reorganization assuming the Reorganization took place on January 22, 2002, and after adjusting such information to reflect the Management Fees and Administration Fees that will be in effect immediately prior to the Reorganization if stockholders approve the new investment management agreement with Van Eck and new investment Sub-advisory agreement with Levin. The expense information for Total Return Fund and Mid-Cap I Fund is otherwise based upon expenses for the twelve months ended December 31, 2001.

SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Total Return      Pro Forma
                                       Mid-Cap I       Fund        Mid-Cap Value
                                        Class A       Class A         Class A
                                       ---------   ------------    -------------
Maximum Sales Charge (imposed on
purchases as a percentage of
offering price)                         5.75%            5.75%           5.75%
Maximum Deferred Sales Charge
(as a percentage)                       None          None            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                         0.75%(a)      0.75%(a)        0.75(a)
Administration Fees                     0.15%         0.15%           0.15(a)
Distribution (12b-1 Fees)               0.50%(b)      0.50%(b)        0.50%(b)
Other Expenses                          0.82%         0.88%           0.66%
TOTAL ANNUAL FUND OPERATING EXPENSES    2.12%(c)      2.28%(c)        2.06%(c)

(a) Reflects the Management Fee and Administration Fee that will apply if proposals 1(a), 1(b), 2(a) and 2(b) are approved. Management Fees and Administrative Fees for Mid-Cap I Fund and Total Return Fund are currently 0.2% and 0.45% respectively for each Fund.

(b) Distribution (12b-1 Fees) represent an asset-based sales charge that, for a long-term shareholder may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

       The following table shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical and assumes that expenses remain the same and you reinvest your dividends and distributions. In a real investment, your actual expenses may be higher or lower than those shown.

EXPENSE EXAMPLE

WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST

                               1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Mid-Cap I                      [$787]      [$1,229]      [$1,696]     [$2,982]
Total Return Fund              [$793]      [$1,246]      [$1,725]     [$3,040]
Pro Forma Mid-Cap II Fund      [$772]      [$1,184]      [$1,620]     [$2,827]

       The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

PROPOSALS 1A (FOR MID-CAP I FUND SHAREHOLDERS ONLY) AND 1B (FOR TOTAL RETURN FUND SHAREHOLDERS ONLY)

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT WITH VAN ECK ASSOCIATES CORPORATION

       On December 31, 2001, Chubb Asset Managers Inc ("Chubb") resigned as investment adviser to Mid-Cap I Fund and Total Return Fund. On December 12, 2001 the Board of Directors approved an interim investment management agreement (the "Existing Agreement") under which the responsibility for providing investment advice to both Funds was assumed by Van Eck Associates Corporation ("Van Eck Associates"). The Existing Agreement was approved by the Board of Directors under Rule 15a-4(b)(1) of the Investment Company Act, which permits the board of directors to approve an interim advisory agreement with a term of up to 150 days without prior shareholder approval. Under the Existing Agreement, the Funds pay Van Eck Associates at an annual rate of .20% on assets of up to $200 million,
 .19% on the next $1.1 billion and .18% on assets in excess of $1.3 billion. The compensation payable to Van Eck Associates under the Existing Agreement is identical to the compensation that was previously payable to Chubb under a prior advisory agreement. The Existing Agreement will remain in effect until the earlier of (i) the effective date of the Proposed Advisory Agreement (as defined below) and (ii) May 31, 2002.

       The Existing Agreement provides that Van Eck Associates will not be liable except for its willful misfeasance, bad faith or negligence in the performance of its duties, reckless disregard of its obligations and duties under the Existing Agreement or violation of any law.

INFORMATION REGARDING VAN ECK ASSOCIATES

       Van Eck Associates, 99 Park Avenue 8th Floor, New York, New York 10016 has been an investment adviser since 1955. Van Eck Associates currently advises 9 portfolio series of registered investment companies, as well as separate accounts and hedge funds. Van Eck Associates is currently the administrator of the Funds. The Van Eck family currently owns 100% of the shares of Van Eck Associates. As of December 31, 2001 aggregate assets under management were approximately $900,000,000. Van Eck Securities Corporation, a wholly-owned subsidiary of Van Eck Associates serves as distributor of shares of the Funds and receives fees under the Distribution Plan. For the fiscal year ended December 31, 2001, the Mid-Cap I Fund and Total Return Fund paid Van Eck Associates $268,240 and $127,018 in administrative fees and $298,044 and $141,131 fees under the Distribution Plan, respectively.

       The name, address and principal occupation of the principal executive officer and each director of Van Eck Associates is as follows:

       The following officers of the Company are also officers, employees, directors or shareholders of Van Eck Associates:

-------------------------- ----------------- -----------------------------------
                           Position with
Name and Address           the Fund          Position with Van Eck Associates
-------------------------- ----------------- -----------------------------------
John C. Van Eck            Chairman          Chairman of the Board
99 Park Avenue             of the Board
New York, New York 10016
-------------------------- ----------------- -----------------------------------
Bruce J. Smith             Vice President    Chief Financial Officer of Van Eck
99 Park Avenue             and Treasurer     Associates, Senior Vice President
New York, New York 10016
-------------------------- ----------------- -----------------------------------
Thomas H. Elwood           Vice President    Vice President, General Counsel
99 Park Avenue             and Secretary     and Secretary
New York, New York 10016
-------------------------- ----------------- -----------------------------------
Susan Lashley              Vice President    Managing Director, Mutual Fund
99 Park Avenue                               Operations
New York, New York 10016
-------------------------- ----------------- -----------------------------------
Alex Bogaenko              Controller        Director of Portfolio
99 Park Avenue                               Administration
New York, New York 10016
-------------------------- ----------------- -----------------------------------


         The outstanding securities of Van Eck Associates are held by John C. van Eck; Sigrid van Eck; Jan van Eck and Derek van Eck, all of whom currently own in excess of 10% of the outstanding voting securities of Van Eck Associates.

PROPOSED ADVISORY AGREEMENT

         At a regular meeting of the Board of Directors held on December 12, 2001, a majority of the Directors, including a majority of the Independent Directors considered and unanimously approved the Proposed Investment Advisory Agreement for both Funds, the form of which is attached as Exhibit D (the "Proposed Advisory Agreement"). In considering the approval of the Proposed Advisory Agreement, the Directors, including the non-interested Directors, considered whether the approval of the Proposed Advisory Agreement was in the best interests of the Funds and the shareholders of the Funds. At the meeting, the Directors reviewed materials furnished by Van Eck Associates and met with representatives of Van Eck Associates. Among other things, the Directors considered the investment philosophy and style of Van Eck Associates its relative performance record and its personnel.

         The Directors noted that Van Eck Associates intended to engage Levin as sub-adviser to the Funds, and that Levin intended to manage the Funds using a mid-cap value strategy. At the meeting, the Board was presented with certain comparative information on advisory fees paid by other mutual funds managed with a mid-cap value strategy, which indicated that the advisory fees payable under the Proposed Advisory Agreement would fall in the middle of the second quartile (as ranked from highest to lowest fees). Van Eck Associates also informed the Board that it intended to maintain some of the current fee waiver and reimbursement arrangements that limit the total expenses of the Fund through December 31, 2002. Van Eck Associates also informed the Directors that Van Eck

Associates would reduce the administrative fees payable by the Funds to Van Eck Associates from an effective annual rate of .45% of average net assets to 0.15% of average net assets if the Proposed Advisory Agreement is approved.

       The table below sets forth the name of other mutual funds with similar investment objectives to the Fund that are managed by Van Eck Associates, the fee charged by Van Eck Associates as a percentage of average daily net assets and the net assets of the mutual fund as of December 31, 2001.

                                       ANNUAL RATE OF              NET ASSETS AT
         NAME OF MUTUAL FUND            COMPENSATION                 12/31/01
         -------------------           --------------              -------------
         Asia Dynasty Fund                  0.75%                  $ 16,075,000
         Global Leaders Fund                0.75%                  $ 15,463,000
         Worldwide Emerging
         Markets Fund                       1.00%                  $134,216,047


TERMS OF THE PROPOSED ADVISORY AGREEMENT

       Under the Proposed Advisory Agreement, Van Eck Associates will be compensated by Mid-Cap I Fund at an annual rate of .75 % of the Fund's average net assets. There are no breakpoints in the proposed fee structure.

       The Proposed Advisory Agreement recognizes that Van Eck Associates and/or Levin may, from time to time, engage sub-advisors to provide investment advisory services to the Funds. Van Eck Associates is responsible for compensating sub-advisers for services to the Funds.

Duration and Termination

       The Proposed Advisory Agreement will remain in full force and effect until May 1, 2004 and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) or by the Board, including the approval by a majority of non-interested Directors, at a meeting called for the purpose of voting on such approval. The Proposed Advisory Agreement may be terminated without the payment of any penalty by the vote of the Board of Directors, or by the vote of a majority of the outstanding shares of the Funds on 60 days written notice to Van Eck Associates. The Proposed Advisory Agreement may also be terminated by Van Eck Associates on 60 days written notice to the Fund. The Proposed Advisory Agreement will also terminate automatically in the event of its assignment.

       The Proposed Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Van Eck Associates will not be liable for any act or omission in connection with its activities as Investment Manager to the Funds.

       The Proposed Advisory Agreement does not require Van Eck Associates to provide administrative services to either Fund. The Funds separately contract with Van Eck Associates to provide these services for a fee of .45% of average net assets up to $200 million .41% of average net assets of the next $1.1 billion and .37% of average net assets over $1.3 billion. Van Eck Associates has agreed to reduce its fee for administrative services to an annual rate of 0.15% of its average daily net assets.

       If the Proposed Advisory Agreement is approved, the fees payable by the Funds to Van Eck Associates will change as follows:

                                           Total
                               Existing   Payables            Proposed
                     Existing   Admini-     to      Proposed   Admini-  Proposed
                     Advisory  stration   Van Eck   Advisory  stration   Total
                        Fee       Fee    Associates   Fees      Fee       Fees
                     --------  --------  ---------- --------  --------  --------
Up To $200 million     0.20%     0.45%     0.65%     0.75%     0.15%      0.90%
Next $1.1 billion      0.19%     0.41%     0.60%     0.75%     0.15%      0.90%
Over $1.3 billion      0.18%     0.37%     0.55%     0.75%     0.15%      0.90%

    THE PROPOSED INVESTMENT ADVISORY AGREEMENT TO WHICH THIS PROXY MATERIAL RELATES CONTAINS TERMS WHICH PROVIDE FOR HIGHER MANAGEMENT FEES THAN THE
                          EXISTING ADVISORY AGREEMENT.

       If approved by shareholders the Proposed Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002. If the proposal is not approved by shareholders of a Fund, the Board will consider what alternatives, including alternative advisory arrangements, are in the best interests of the Funds and their shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSALS 2A (FOR MID-CAP I FUND SHAREHOLDERS ONLY) AND 2B (FOR TOTAL RETURN SHAREHOLDERS ONLY)

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH JOHN A. LEVIN AND CO.
INC.

       At a regularly schedule meeting of the Board held on December 12, 2001 a majority of the Directors, including a majority of the non-interested Directors, approved an interim investment sub-advisory agreement for both Funds (the "Existing Sub-Advisory Agreement") with John A. Levin & Co., Inc., ("Levin").

       Under the Existing Sub-Advisory Agreement Van Eck Associates has agreed to pay Levin a sub-advisory fee at an annual rate of .20% of the first $200 million of average daily net assets, .19% of the next $1.1 billion of average daily net assets and .18% of assets in excess of $1.3 billion. Levin has agreed to waive all sub-advisory fees through September 30, 2002. The Existing Sub-Advisory Agreement will remain in effect until the earlier of (i) the effective date of the Proposed Sub-Advisory Agreement (as defined below) and
(ii) May 31, 2002. The Existing Sub-Advisory Agreement provides that Levin is not liable except for its willful misconduct, negligence, or bad faith in the performance of its duties under the Existing Sub-Advisory Agreement.

       The Existing Sub-Advisory Agreement for both Funds may be terminated without payment of any penalty by the vote of the majority of the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities on 10 days' written notice to Levin or by Van Eck Associates or Levin at any time upon 60 days' notice to the other parties. The Existing Sub-Advisory Agreement will terminate automatically in the event of its assignment.

Proposed Sub-Advisory Agreement

       At a regular meeting of the Board of Directors held on December 12, 2001, a majority of the Directors, including a majority of the non-interested Directors, approved the proposed investment sub-advisory agreement for both Funds with Levin, the form of which is attached as Exhibit E (the "Proposed Sub-Advisory

Agreement"). In considering the approval of the Proposed Sub-Advisory Agreement, the Directors reviewed materials furnished by Levin and met with a representative of Levin. Among other things, a representative of Levin provided an overview of Levin's experience, investment process and personnel. Levin also provided the Directors with information on the performance of Levin's mid-cap value composite, which has outperformed its benchmark index since its inception in 1999.

       Under the Proposed Sub-Advisory Agreement Levin will be compensated by Van Eck Associates at an annual rate of .375% of average net assets. Levin has agreed to waive its sub-advisory fees through September 30, 2002. The Proposed Sub-Advisory Agreement will remain in full force and effect until May 1, 2004 and will continue annually thereafter as long as its continuance is specifically approved annually by vote of the majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of each Fund or by the Board, including a majority of the non-interested Directors at a meeting called for the purpose of voting on such approval. The other terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Existing Sub-Advisory Agreement.

       Levin, together with its predecessors, have provided investment advisory services to clients since 1982. Levin is an indirect, wholly owned subsidiary of BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of Levin include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit sharing funds. Levin currently manages approximately $12.6 billion in assets for its clients.

       The table below sets forth the names of other mutual funds with similar investment objectives to the Fund for which Levin serves as adviser or sub-adviser, the fees charged by Levin as a percentage of average daily net assets and the net assets of the Fund as of December 31, 2001:

--------------------------------------------------------------------------------
                                                                  Approximate
                              Annual Rate of    Adviser or     Net Assets as of
    Name of Mutual Fund        Compensation     Sub-Adviser    December 31, 2001
--------------------------------------------------------------------------------
Levco Equity Value Fund           0.85%        Adviser           $24.2 million
--------------------------------------------------------------------------------
Vanguard Equity Income Fund       0.437%       Adviser           $490.5 million
--------------------------------------------------------------------------------
Mainstay Research Value Fund      0.425%       Sub-Adviser       $57.7 million
--------------------------------------------------------------------------------
Large company Stock Value
Fund of Charter Funds Series
of CIGNA Funds Group              0.30%        Sub-Adviser       $415.9 million
--------------------------------------------------------------------------------
CIF Core Equity Fund
of Common fund
Institutional Funds               0.375%       Sub-Adviser       $25.4 million
--------------------------------------------------------------------------------


       The following sets forth the name, title and principal occupations of the principal executive officers and each director of Levin.

--------------------------------------- -----------------------
     Name                   Title at Levin
---------------------------------------------------------------
John A. Levin               Chairman and CEO
---------------------------------------------------------------
Gregory T Rogers            Chief Operating Officer, Executive
                            Vice President
---------------------------------------------------------------
Glenn A. Aigen              Senior Vice President and Chief
                            Financial Officer
---------------------------------------------------------------
Norris Nissim               Vice President and General Counsel
---------------------------------------------------------------

       If approved by shareholders, the Proposed Sub-Advisory Agreement will take effect on the first day of the first month following approval, which is expected to be May 1, 2002. If the proposal is not approved by shareholders of the Funds the Board will consider what alternatives, including alternative sub-advisory arrangements are in the best interests of the Fund and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3 THE REORGANIZATION

       The following is a summary of the significant terms of the Plan which has been considered and approved by the Directors of the Company at a meeting held on January 31, 2002. A copy of the Plan is attached to this Proxy
Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

       Under the Plan, Van Eck I will be merged with and into Van Eck II, with Van Eck II the surviving corporation. The shares of Mid-Cap I Fund will be converted into a number of Class A shares of Mid-Cap II Fund with a net asset value equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on the closing date of the Reorganization (the "Valuation Time"). Under the Plan, each shareholder of Mid-Cap I Fund would receive a pro rata number of the shares of Mid-Cap II Fund based on the relative number of Mid-Cap I Fund shares held by the shareholder on the closing date of the Reorganization. Similarly, under the Plan, the Class A shares of Total Return Fund would be converted into a number of shares of Mid-Cap II Fund with a net asset value equal to the value of the net assets of Total Return Fund on the closing date of the Reorganization. Each shareholder of Total Return Fund would receive a pro rata number of these whole and fractional shares of Mid-Cap II Fund based on a relative number of Total Return Fund shares held by the shareholder on the closing date of the Reorganization.

       The value of the net assets of Total Return Fund and Mid-Cap I Fund and the net asset value of the shares of Mid-Cap II Fund will be determined at the Valuation Time using the valuation procedures set forth in Mid-Cap II's then current prospectus and statement of additional information.

       No sales charge or fee of any kind will be charged to the shareholders of Mid-Cap I Fund or Total Return Fund in connection with the Reorganization. The closing of the Reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the Plan (currently anticipated to occur on or about May 1, 2002), or such other date as the parties may agree.

       At or prior to the closing date of the Reorganization, each of Mid-Cap I Fund and Total Return Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of each Fund all of the Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

       All of the expenses of the Merger, including without limitation, legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and expense of a solicitor, if any) will be borne by Mid-Cap I Fund and Total Return Fund. [Expenses that are directly attributable to a particular Fund be borne by the Fund. Expenses that are not directly attributable to a Fund will be allocated pro rata based on the respective net assets of each Fund at the Valuation Time.] All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

       Approval of the Plan requires approval of a majority of the outstanding shares of each of Mid-Cap I Fund and Total Return Fund.

       The Plan may be amended at any time prior to the closing date with respect to any of the terms therein except that, following the meeting of the shareholders of Mid-Cap I Fund or Total Return Fund, no such amendment may have the effect of changing the provisions of the Plan determining the number of Mid-Cap II Fund shares to be issued to Mid-Cap I Fund or Total Return Fund shareholders to their detriment without their further approval. The obligations of Mid-Cap II, Total Return Fund and Mid-Cap II Fund are subject to various conditions, including approval of the new investment management agreement with Van Eck and new investment sub-advisory agreements with Levin by shareholders of Mid-Cap I Fund and Total Return Fund as described in this Proxy Statement, approval of the Plan by the shareholders of Mid-Cap I Fund and Total Return Fund, and receipt of an opinion from Goodwin Procter LLP regarding the federal income tax consequences of the Reorganization.

Reasons for the Reorganization

       The proposed Reorganization is the outcome of deliberations by the Boards of Directors of the Companies. Van Eck Associates Corp., the adviser to each of the Funds, recommended that the Directors of each Company consider the benefits that shareholders would realize if Mid-Cap I Fund were to be combined with the Total Return Fund. Management noted that both Mid Cap I Fund and Total Return Fund have experienced slow sales in recent years and that the net assets of both Funds have declined. Further, the net assets of each Fund significantly declined in January 2002 when the Chubb Corporation redeemed its holdings in each Fund, which represented in excess of 50% of the then outstanding shares of each Fund. Management believes that combining the two Funds would offer an improved opportunity to market the combined fund to additional investors and produce potential economics of scale that will benefit shareholders of both Funds.

       In the course of their review of the proposed Reorganization, the Boards of Directors noted that the Reorganization would be a means of combining two Funds with the same adviser and sub-adviser and would permit the shareholders of each Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Boards of Directors considered a number of additional factors, including the following:

       o the total expense ratio of the combined Mid Cap II Fund following the Reorganization [is projected to be lower] than the current total expense ratio of each of Mid-Cap I Fund and Total Return Fund;

       o the Reorganization provides for continuity of advisory, distribution and shareholder servicing arrangements;

       o the Reorganization should not result in the recognition of any gain or loss for federal income tax purposes either to the Mid-Cap I Fund or the Total Return Fund or to the shareholders of either of the Funds; and

       o the Reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base. At only $20,084,782 and $11,681,765 million in net assets (as of January 22, 2002), the fixed costs of the Mid-Cap I Fund and Total Return Fund are spread over that relatively small asset base.

       After considering these and other factors, the Board of Directors of Van Eck I Fund, including the independent Directors, unanimously concluded at a meeting held on January 31, 2002 that the Reorganization would be in the best interests of the Mid-Cap I, Total Return Fund and their shareholders and that the interests of existing shareholders of each Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Directors of Van Eck I then unanimously voted to approve the Plan and authorize the officers of each Fund to submit the Plan to shareholders for consideration.

       At a meeting held on January 31, 2002, the Board of Directors of Van Eck II, including the independent Directors, also unanimously concluded that the reorganization would be in the best interests of Mid-Cap II Fund. The Board of Directors of Van Eck II unanimously voted to approve the Plan.

       Federal Income Tax Consequences

       As a condition to closing, Goodwin Procter LLP counsel to Mid-Cap I, Mid-Cap II Fund and Total Return Fund must opine in part to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

       (1) Reorganization, consisting of the merger of Van Eck I (the portfolio series of which are Mid-Cap I Fund and Total Return
              Fund) with and into Van Eck II (the sole portfolio series of which is Mid-Cap II Fund) should constitute one or more "reorganizations" within the meaning of Section 368(a) of the Code; Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund should each be a "party to a reorganization" within the meaning of
              Section 368(b) of the Code;

       (2) no gain or loss should be recognized by Mid-Cap I Fund and Total Return Fund as a result of the Reorganization;

       (3) the tax basis of Mid-Cap I Fund and Total Return Fund's former assets should be the same to Mid-Cap II Fund as the tax basis of such assets to Mid-Cap I Fund and Total Return Fund immediately prior to the Reorganization, and the holding period of the former assets of Mid-Cap I Fund and Total Return Fund in the hands of the Mid-Cap II Fund should include the period during which those assets were held by Mid-Cap I Fund and Total Return Fund;

       (4) no gain or loss should be recognized by Mid-Cap II Fund as a result of the Reorganization;

       (5) no gain or loss should be recognized by shareholders of Mid-Cap I Fund and Total Return Fund upon the receipt of Mid-Cap II Fund shares by such shareholders, provided such shareholders receive solely Mid-Cap II Fund shares (including fractional shares) in exchange for their Mid-Cap I Fund and Total Return Fund shares; and

       (6) the aggregate tax basis immediately after the Reorganization of the Mid-Cap II Fund shares, including any fractional shares, received by each shareholder of Mid-Cap I Fund and Total Return Fund pursuant to the Reorganization should be the same as the aggregate tax basis of Mid-Cap I Fund and Total Return Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Mid-Cap II Fund shares, including fractional shares, to be received by each shareholder of Mid-Cap I Fund and Total Return Fund should include the period during which Mid-Cap I Fund and Total Return Fund shares exchanged therefor were held by such shareholder (provided that the Mid-Cap I Fund and Total Return Fund shares were held as a capital assets on the date of the Reorganization).

       The receipt of such an opinion is a condition to the consummation of the Reorganization. The Companies have not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If reorganizations under the Code, each Mid-Cap I Fund and Total Return Fund shareholder generally will recognize gain or loss equal to the difference between the value of the Mid-Cap II Fund shares such shareholder acquires and the tax basis of such shareholder's Mid-Cap I Fund or Total Return Fund shares exchanged therefor.

       Shareholders of each Fund should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult their tax advisers as to state and local tax consequences, if any, of the reorganization.

       Capitalization

       The following table sets forth the capitalization of the Mid-Cap I, and Total Return Fund, and on a pro forma basis for the Mid-Cap II Fund as of January 22, 2002 giving effect to the proposed Reorganization.

       The following table sets forth, as of January 22, 2002 the capitalization of Total Return Fund and Mid-Cap I Fund (Class A shares).




                                                                     PRO FORMA
                               Total Return                       REORGANIZATION
                                   Fund           Mid-Cap I         Mid-Cap II
                               ------------      -----------      --------------
Total Net Assets                $11,681,765      $20,084,782       $31,765,547
Shares Outstanding              858,188          1,157,556         1,830,816
Net Asset Value Per Share       $13.61           $17.35            $17.35

       The table set forth above should not be relied on to determine the number of Mid-Cap II Fund shares to be received in the Reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Mid-Cap I Fund and Total Return Fund at the time of the Reorganization.

       Historical Performance Information

       The following table sets forth the average annual total return of the Class A shares of Mid-Cap I Fund and Total Return Fund for the periods indicated.


                        Average Annual Total Returns for
                           Periods Ending 12/31/01(a)

     FUND NAME                   1 YEAR             5 YEARS             10 YEARS
     ---------                   ------             -------             --------
Mid-Cap I Fund
Class A                         (14.31%)            18.23%               13.13%
Total Return Fund
Class A                          (5.80%)              N/A                  N/A
S&P 500 Index (b)               (11.88%)             10.69%               12.91%

       Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

       (a) The average annual return for Mid-Cap I Fund and Total Return Fund in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares.

       (b) The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

       The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


                             PRINCIPAL RISK FACTORS

       The following highlights the principal similarities and differences between the principal risk factors associated with an investment in the Mid-Cap II Fund as contrasted with those associated with the Mid-Cap I Fund and Total Return Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectus and Statement of Additional Information of the Mid-Cap Fund I and Total Return Fund and the form of Prospectus and Statement of Additional Information of Mid-Cap II.

       An investment in the Mid-Cap II Fund is subject to specific risks arising from the types of securities in which the Mid-Cap II Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Mid-Cap II Fund. There is no assurance that the Mid-Cap II Fund will meet its investment objective.

       General

       Mid-Capitalization Companies

       Because each of Mid-Cap I, Total Return Fund and Mid-Cap II Fund invest in mid-cap companies, each fund is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more-established companies. These companies tend to have smaller revenues, narrowed product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

       Value Strategy

       The principal risk of investing in value stocks is that they may never reach what Mid-Cap II Fund believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore Mid-Cap II's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

       Foreign Securities

       Since Mid-Cap II, Total Return Fund and Mid-Cap II Fund invest up to 20% of their assets in foreign securities, any risks inherent in such investments are applicable to all three Funds. Since investments in foreign companies will frequently involve currencies of foreign countries, and since these Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, broker and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social stability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees, which could reduce the yield on such securities.

Portfolio Turnover

       Due to its trading strategies, Mid-Cap II Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transactions costs (which are paid by the Fund) and may generate short-term capital gains (on which a shareholder will pay taxes, even if the shareholder does not sell any shares by year-end).

       See "Risk Factors" in the Mid-Cap II, Mid-Cap I Fund and Total Return Fund Prospectus and "Investment Objectives and Policies" in the Mid-Cap II, Mid-Cap I Fund and Total Return Fund Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

       The following discussion summarizes some of the more significant similarities and differences in the investment objectives, policies and restrictions of Mid-Cap I Fund and Total Return Fund and Mid-Cap II Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Proxy Statement/Prospectus, and in each fund's Prospectus and Statement of Additional Information.

       Investment Objectives and Policies

       The investment objectives of Mid-Cap I Fund and Total Return Fund are fundamental. A fundamental investment objective requires the approval of a majority of the outstanding voting securities of the Fund (within the meaning of the Investment Company Act) to be amended or changed. The investment objective for Mid-Cap II Fund is not fundamental and therefore would not require a shareholder vote to be changed.

       In addition, in accordance with SEC rules, Mid-Cap II Fund states in its prospectus that the investment strategy of Mid-Cap II Fund of investing at least 80% of its assets in mid-cap companies is not fundamental and may be changed without shareholder approval, provided the change is approved by its Board of Directors and all shareholders receive 60 days notice of such change.

       Under normal market conditions, Mid-Cap II Fund and Mid-Cap I Fund invest at least 80% of their total assets in common stocks, including preferred stocks and securities convertible into common stock of mid-cap companies using a value approach. Mid-Cap I Fund has traditionally invested at least 50% of its assets in securities that have paid interest or dividends in the past 12 months. Mid-Cap II Fund will not be subject to an equivalent strategy. The principal strategy of the Total Return Fund is to invest between 30% and 70% of its assets in equity securities and other securities that can be exchanged for or converted into common stocks. The balance of the Total Return Fund is normally invested in U.S. government securities and corporate bonds. As a result of the strategy, Total Return Fund will under normal market conditions invest a minimum of 30% of its assets in fixed income securities. Consistent with its investment objective and principal investment strategy, Total Return Fund also focuses its investments in mid-cap companies using a value approach.

       Certain Investment Restrictions

       Mid-Cap I Fund and Total Return Fund and Mid-Cap II Fund are both subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the Investment Company Act) of the fund. However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval.

       Mid-Cap II Fund has the same fundamental and non-fundamental investment restrictions as Mid-Cap I Fund and Total Return Fund.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

       Mid-Cap I Fund and Total Return Fund currently offer one class of shares:
Class A. Shares are offered to the public at a price equal to the net asset value per share plus a sales charge of 5.75%.

       Mid-Cap II Fund will offer one class of shares: Class A. The Class A shares of Mid-Cap II Fund are offered to the public under the same sales charge arrangements as the Class A shares of Mid-Cap I Fund and Total Return Fund. After the Reorganization, shareholders of Mid-Cap I Fund and Total Return Fund will be shareholders of Mid-Cap II Fund, and therefore subsequent purchases of shares of Mid-Cap II Fund will be subject to the applicable initial sales charge.

       Both Total Return Fund and Mid-Cap I Fund Class A have adopted a reimbursement type Plan of Distribution pursuant to which Mid-Cap I Fund and Total Return Fund Class A pays a 12b-1 fee at an annual rate of .50% of average daily net assets, some of which is used for payments to agents or brokers who service shareholder accounts of Mid-Cap I Fund and Total Return Fund and the remainder of which is used for other actual promotional and distribution expenses incurred by the Distributor. Any Rule 12b-1 Plan fee accrued by Mid-Cap I Fund and/or Total Return Fund Class A in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses may not be retained by the Distributor. The Plan of Distribution does not provide for the payment of interest as a distribution expense or for the carry-forward of reimbursable or payable amounts under the Plan of Distribution.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

       Purchase Procedures/Sales Charges

       Shares of Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund are all subject to the same purchase procedures and sales charges. After the Reorganization, shareholders of Mid-Cap I Fund and Total Return Fund will be shareholders of Mid-Cap II Fund, and therefore subsequent purchases of shares of Mid Cap II Fund will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.

       Class A shares of Total Return Fund will be closed to new sales on February 8, 2002. Prior to the Reorganization, shares of Mid-Cap I Fund will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. Shares of Mid-Cap II Fund will not be available for sale until after the reorganization is complete. After the Reorganization the purchase procedures for shares of Mid-Cap II Fund will be exactly the same as currently in effect with Mid-Cap I Fund and Total Return Fund.

       Exchange Privileges

       Exchanges out of Mid-Cap I Fund and Total Return Fund will be accepted up to the business day prior to the closing date of the Reorganization, as defined in "The Reorganization."

       Shareholders of Total Return Fund and Mid-Cap I Fund may exchange shares, at net asset value, for shares of the same class of any of the other Van Eck Funds.

       Van Eck II intends to continue the Van Eck I policy of generally limiting exchanges to six per calendar year.

       Redemption Procedures

       Shareholders of Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. While shares of each Fund will be redeemed on the day on which proper instructions are received by its transfer agent, redemption procedures for Total Return Fund are not identical to those for Mid-Cap I Fund. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on redemption procedures in the Mid-Cap II Fund's Prospectus.

       Redemption of shares of Total Return Fund shares will be accepted up to the business day prior to the Exchange Date. Redemptions may generate a taxable event. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, the Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. See also "Redemption of Shares" in the Mid-Cap II Fund Prospectus for more information.

       Dividends and Distributions

       The dividend and distribution policies for Mid-Cap I Fund and Mid-Cap II Fund is to distribute dividends and capital gains, if any, at least annually. The Total Return Fund distributes dividends and short term capital gains, if any, quarterly and distributes long term capital gains, if any, at least annually.

       All dividends and distributions of the Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions in the Mid-Cap II Fund's Prospectus.

       Net Asset Value

       The net asset values of Mid-Cap I Fund, Total Return Fund and Mid-Cap II Fund are determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the Adviser and/or Van Eck Associates, are accrued daily for the Funds.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

       The following is a summary of certain provisions of the Articles of Incorporation of the Van Eck I and Van Eck II.

       Form of Organization

       The Mid-Cap I Fund and Total Return Fund are series of Van Eck I. Van Eck I is organized as a Maryland corporation pursuant to Articles of Incorporation dated April 24, 1988, as amended. The operations of Mid-Cap I Fund and Total Return Fund are governed by Amended and Restated Articles of Incorporation, By-laws and by Maryland law. The Mid-Cap II Fund is a series of Van Eck II. Van Eck II is organized as a Maryland corporation pursuant to Articles of Incorporation dated January 31, 2002. The operations of Mid-Cap II Fund are governed by its Articles of Incorporation, By-laws and by Maryland law. Both Van Eck I and Van Eck II are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

       Shares

       The total number of shares of stock of all classes which Van Eck II has authority to issue is eight hundred million (800,000,000) shares of common stock, par value of $.001 per share, of which 800,000,000 shares have been designated Class A shares of Mid-Cap II Fund. The total number of shares of all classes which Van Eck I has authority to issue is one billion (1,000,000,000) shares of common stock, par value of $.01 per share, of which 100,000,000 shares have been designated as Class A shares of Mid-Cap I Fund and 100,000,000 shares have been designated as Class A shares of Total Return Fund.

       Van Eck I currently has two series outstanding: the Mid-Cap I Fund and the Total Return Fund. Van Eck II currently has one series outstanding: the Mid-Cap II Fund. In addition to the currently existing series, Van Eck II may organize other series in the future.

       Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund currently offer only Class A shares. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Directors, and are freely transferable. The assets and proceeds received by each Company from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the Companies. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant Company.

       Meetings

       A majority of the Directors of each Company may call shareholder meetings at any time. Under the Investment Company Act, Directors are required to call shareholder meetings upon the written request of shareholders holding ten percent or more of the outstanding shares having voting rights. Generally, the presence of holders of a majority of the outstanding shares, in person or by proxy, constitutes a quorum at a shareholder meeting.

       Shareholder Liability

       Under Maryland law, the shareholders of Mid-Cap I, Mid-Cap II Fund and Total Return Fund have no personal liability for the corporate acts and obligations of their respective Fund. The Maryland General Corporation Law does not have any provision pertaining to shareholder responsibility for unpaid corporate liabilities in the event of dissolution.

       Liability of Directors, Trustees and Officers

       The By-Laws of each Company each provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Company to the extent permitted by Maryland law. Each Company is only required under its By-laws to indemnify or advance expenses to any person other than a Director to the extent specifically approved by resolution adopted by the Board of Directors. Nothing in the Articles of Incorporation or the By-laws of the Companies, however, protects or indemnifies a Director or officer against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

       Voting Rights.

       Shareholders of Mid-Cap II, Total Return Fund and Mid-Cap I Fund are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Directors and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 Plans in effect for Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund, Rule 12b-1 Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. A Director may be removed with or without cause by vote of a majority of the outstanding shares of the Company.

       Shareholder Inquiries

       Shareholder inquiries with respect to Mid-Cap, Total Return Fund or Mid-Cap II Fund should be addressed to the Funds by telephone at (800) 826-2333 or in writing at the address set forth on the first page of the Proxy Statement/Prospectus.

                                   FISCAL YEAR

       Each of Mid-Cap I Fund, Mid-Cap II Fund and Total Return Fund operate on a fiscal year which ends December 31.


                                   MANAGEMENT

       Directors. The management of the business and affairs of Mid-Cap II, Mid-Cap I Fund and Total Return Fund are the responsibility of the Board of Directors of Van Eck I. The Board of Directors of Van Eck II (of which Mid-Cap II Fund is a series), and Van Eck I (of which Mid-Cap I Fund and Total Return Fund are series) consists of [John C. Van Eck, Jeremy H. Biggs, Richard Stanberger and David J. Olderman]. The management of the business and affairs of Mid-Cap II fund is the responsibility of the Board of Directors of Van Eck II.

       Investment Manager and Administrator. Van Eck Associates, 99 Park Avenue, 8th Floor, New York, New York 10016, serves as the investment manager and administrator to Total Return Fund and to Mid-Cap I Fund, and will serve in the same capacity to Mid-Cap II Fund.

       Sub-Investment Adviser. John A. Levin & Co., Inc. One Rockefeller Plaza, New York, New York 10020, serves as sub-adviser to Total Return Fund and to Mid-Cap I Fund, and will serve in the same capacity to Mid-Cap II Fund.

       Under the Investment Management Agreements and Sub- Advisory Agreements applicable to Mid-Cap II, Mid-Cap I Fund and Total Return Fund, Levin under the supervision of the Van Eck Associates provides Mid-Cap II, Mid-Cap I Fund and Total Return Fund with a continuous investment program which includes determining which securities should be bought, sold or held. Van Eck Associates also manages the business and affairs of Mid-Cap II Fund, Mid-Cap I Fund and Total Return Fund.

       Mid-Cap II Fund, Mid-Cap I Fund and Total Return Fund pay advisory fees at the rates indicated under "Synopsis-Investment Advisory Fees" above. For additional information, see "Management" in the Mid-Cap I Fund and Total Return Fund Prospectus and "Investment Advisory Services" in the Mid-Cap I Fund and Total Return Fund Statement of Additional Information.

       Portfolio Managers. John W. Murphy and Daniel Theriault are the Portfolio Managers of Mid-Cap I Fund and Total Return Fund and are expected to also be the portfolio manager of Mid-Cap II Fund. Mr. Murphy has been with Levin for six years and has 10 years investment experience Mr. Theriault has been with Levin for 4 years, he was previously with T. Rowe Price Financial Series and has 15 years of investment experience.

       Transfer Agent. The Transfer Agent and Dividend Paying Agent for Mid-Cap I Fund and Total Return Fund is DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121 and is expected to provide the same services to Mid-Cap II Fund.

       Control. As of ___________, 2002, there were no persons who exercised "control" over Mid-Cap II Fund, Mid-Cap I Fund or Total Return Fund as "control" is defined in the 1940 Act. Since Mid-Cap II

Fund will have no shareholders prior to the merger it would be necessary to hold sufficient shares of either or both Mid-Cap I Fund or Total Return Fund to exercise control of Mid-Cap II Fund upon the merger.


                               VOTING INFORMATION

       Quorum and Voting Requirements

       This Prospectus/Proxy Statement is being furnished to the shareholders of Mid-Cap I Fund and Total Return Fund in connection with the solicitation by the Board of Directors of Van Eck I of proxies to be used at the meeting.

       Shareholders of record of the close of business on February 11, 2002 are entitled to notice of and to vote at the Meeting and any adjournments thereof. As of February 11, 2002, the record date, there were ____________ Class A shares of Mid-Cap I Fund and ____________ Class A shares of Total Return Fund outstanding. Each shareholder of Mid-Cap I Fund and Total Return Fund will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about March __________ 2002. The shareholders of each series must individually approve each proposal for that proposal to become effective. The holders of a majority of the shares entitled to vote shall constitute a quorum for the meeting. Approval of Proposals 1(a) and 2(a) require the vote of a majority of the outstanding voting securities of Mid-Cap I Fund as defined in the Investment Company Act. This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of Mid-Cap I Fund or (2) 67% or more of the shares of Mid-Cap I Fund present at the Meeting if more than 50% of the outstanding shares of Mid-Cap are present or represented by proxy. Approval of Proposals 1(b) and 2(b) require the vote of a majority of the outstanding voting securities of Total Return Fund as defined in the Investment Company Act. This means an affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of Total Return Fund or (2) 67% or more of the shares of Total Return Fund present at the Meeting if more than 50% of the outstanding shares of Total Return Fund are present or represented by proxy.

       Abstentions and broker "non-votes" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power) will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal but will be deemed not cast with respect to each such proposal. For this purpose, abstentions and broker "non-votes" have the effect of a negative vote on each of the proposals.

       In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided that such persons determine that an adjournment and additional solicitation is reasonable and in the interests of shareholders after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes have been received for approval. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than [one hundred twenty (120) days] from the original record date, in which case the Directors shall set a new record date and provide notice of the adjourned meeting. At any adjourned meeting, Van Eck I may transact any business which might have been transacted at the original meeting.]

       The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of each proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

       The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the Secretary of the Company at the address listed on the first page of this Proxy
Statement/Prospectus or by voting in person at the Meeting.

       A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Company at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

       All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the proposals.

       Solicitation of Proxies

       In addition to solicitation of proxies by mail, officers of Van Eck I and officers and regular employees of Van Eck Associates Corporation, affiliates of Van Eck Associates Corporation, or other representatives of Van Eck I may also solicit proxies by telephone or telegram or in person. Van Eck I may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies.

       In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Company, the Adviser, DST Systems, Inc., the Funds' transfer agent and dividend paying agent (the "Transfer Agent" or "DST"), and/or MIS Corporation, a proxy solicitation firm, personally or by telephone, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

       Ownership of Voting Securities

       The table below sets forth the Funds' net asset value and number of outstanding shares as of January 22, 2002.

                                    NET ASSET                SHARES OUTSTANDING
                                      VALUE                  AT JANUARY 22, 2002
Mid-Cap I Fund                        $17.35                      1,157,556
Total Return Fund                     $13.61                       858,188


       In addition, as of __________, 200__, all Directors and officers of the Company as a group owned less than 1% of Mid-Cap I Fund and less than 1% of Total Return Fund. Van Eck Associates Corporation (the "Adviser") owned ____% and ______% of Mid-Cap I Fund and Total Return Fund's shares, respectively as of that date.

       To the knowledge of Mid-Cap I Fund and Total Return Fund, as of _____________, 2002, no shareholder owned of record or beneficially 5% or more of the outstanding shares of either Fund, except as follows:

       [to be provided]

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             ADDITIONAL INFORMATION

       This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which Van Eck Funds, Inc. has filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

       Reports, proxy statements, registration statements and other information filed by Van Eck Funds II, Inc. can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 233 Broadway, Suite 1300, New York, New York 10279 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                  OTHER MATTERS

       It is not anticipated that any matters other than the proposals described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

                             [Financial Highlights]

                                    EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of _____________, 2002 (the "Agreement") by and between Van Eck Funds, Inc., a Maryland corporation ("Van Eck" or the "Dissolving Corporation"), on behalf of Van Eck Mid Cap Value Fund (formerly Van Eck Growth and Income Fund) ("Mid-Cap I Fund"), and Van Eck Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, and Van Eck Funds II, Inc., a Maryland corporation ("Van Eck II" or the "Surviving Corporation"), on behalf of Mid-Cap Value Fund, the sole portfolio series of Van Eck II ("Mid-Cap II Fund"). Van Eck and Van Eck II are each referred to herein as a "Company" and together the "Companies".

       All references in this Agreement to action taken by Mid-Cap II Fund and, each of Mid-Cap I Fund and Total Return Fund shall be deemed to refer to action taken by the Surviving Corporation and the Dissolving Corporation, respectively, on behalf of their respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Companies and their respective Boards of Directors deem it advisable and to the advantage of the Companies and their respective stockholders that Van Eck be merged with and into Van Eck II, with Van Eck II being the Surviving Corporation, under and pursuant to the laws of the State of Maryland on the terms and conditions herein contained (the "Reorganization").

       WHEREAS, Van Eck and Van Eck II are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Directors of Mid-Cap I Fund and Total Return Fund have each determined that the Merger is advisable and in the best interests of Mid-Cap I Fund and Total Return Fund and that the interests of the existing shareholders of Mid-Cap I Fund and Total Return Fund would not be diluted as a result of this transaction; and

       WHEREAS, Van Eck II and Mid-Cap II Fund have been formed solely to facilitate the Reorganization, and prior to the Reorganization have no operations or assets.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     THE MERGER OF THE DISSOLVING FUND WITH AND INTO THE SURVIVING FUND.

       1.1 Subject to the satisfaction of each of the conditions to the obligations of the respective Companies hereunder (or the waiver thereof by the party entitled to the benefit thereof), Van Eck and Van Eck II agree that at the Effective Time, as defined in Section 1.2 below, Van Eck shall be merged with and into Van Eck II, and Van Eck II shall be the Surviving Corporation and shall be governed by the laws of the State of Maryland.

       1.2 Subject to the satisfaction of each of the conditions to the obligations of the respective Companies hereunder (or the waiver thereof by the party entitled to the benefit thereof), the Companies shall execute, file and record as provided under the laws of Maryland Articles of Merger substantially in the form set forth as "Exhibit A," with such changes thereto as shall be approved by the respective Companies in accordance with Maryland law. The Merger shall become effective on or after the filing of such Articles of Merger at the time and on the date set forth herein. The date and time when the Merger shall become effective are referred to herein as the "Effective Time."

       1.3 The Articles of Incorporation of Van Eck II in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until amended in the manner provided in such Articles of Incorporation or in the Bylaws of the Surviving Corporation and in the Maryland General Corporation Law.

       1.4 The Bylaws of Van Eck in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until amended in the manner provided in such Bylaws and in the Maryland General Corporation Law.

       1.5 The following persons shall constitute the Board of Directors of the Surviving Corporation upon the Effective Time and shall hold office until their respective successors are elected and qualified: John C. van Eck, Jeremy Biggs, Richard Stamberger, and David Olderman.

       1.6 The persons who were elected as the officers of Van Eck II to serve as such as of the Effective Time shall be the officers of the Surviving Corporation.

       1.7 At the Effective Time, the separate existence of Van Eck shall cease, except to the extent, if any, continued by statute, and all the assets, rights, privileges, powers and franchises of Van Eck and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Van Eck II without further act or deed, and all such assets, rights, privileges, powers and franchises, and all and every other interest of Van Eck, shall be thereafter effectively the property of Van Eck II as they were of Van Eck; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of Companies, shall not revert or be in any way impaired. Except as otherwise specifically set forth in this Agreement, the identity, existence, purposes, powers, franchises, rights, immunities and liabilities of Van Eck II shall continue unaffected and unimpaired by the Reorganization.

       1.8 Immediately prior to the Effective Time, Van Eck Associates Corporation, as sole shareholder of Mid-Cap II Fund, shall (i) elect as directors of Van Eck II the persons who then serve as directors of Van Eck; (ii) approve an Investment Management Agreement between Van Eck II, on behalf of Mid-Cap II Fund and Van Eck Associates Corporation (the "Investment Manager");
(iii) approve an Investment Sub-advisory Agreement by and among Van Eck II, the Investment Manager, on behalf of Mid-Cap II Fund, and John A. Levin and Co., Inc.; (iv) ratify the selection of Ernst & Young LLP as the independent accountants of Mid-Cap II Fund.

2.     MANNER OF CONVERTING SHARES; VALUATION

       2.1 The manner and basis of converting the issued and outstanding Class A shares of Mid-Cap I Fund and Total Return Fund into the Class A shares of Mid-Cap II Fund shall be as hereinafter set forth in this Article II.

       2.2 The whole and fractional Class A shares of Mid-Cap I Fund issued and outstanding immediately prior to the Valuation Time (as defined below) shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional Class A shares of Mid-Cap II Fund, with a net asset value equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on the Closing Date (the "Valuation Time"), using the valuation procedures set forth in Van Eck II's Articles of Incorporation and then-current prospectus and statement of additional information of Mid Cap II Fund. Each shareholder of record of Mid-Cap I Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Mid-Cap I Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Mid-Cap I Fund shares at the Valuation Time.

       2.3 The whole and fractional Class A shares of Total Return Fund issued and outstanding immediately prior to the Valuation Time shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional Class A shares of Mid-Cap II Fund, with a net asset value equal to the value of the net assets of Total Return Fund computed at the Valuation Time, using the valuation procedures set forth in Van Eck II's Articles of Incorporation and then-current prospectus and statement of additional information of Mid-Cap II Fund. Each shareholder of record of Total Return Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Total Return Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Total Return Fund shares at the Valuation Time.

       2.4 All computations of net asset value shall be made in accordance with the valuation procedures set forth in the Mid-Cap II Fund prospectus and statement of additional information.

       2.5 Van Eck shall cause Citibank, N.A. ("Citibank"), as custodian for Mid-Cap I Fund and Total Return Fund, to deliver to Van Eck II at the Effective Time a certificate of an authorized officer of Citibank stating that (1) Mid-Cap I Fund and Total Return Fund's portfolio securities, cash and any other assets have been transferred in proper form to Mid-Cap II Fund as of the Effective Time and (2) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Van Eck, 99 Park Avenue, 8th Floor, New York, New York 10016, or at such other place as the parties many agree.

       3.2 Van Eck shall cause DST Systems, Inc. (the "Transfer Agent"), transfer agent of the Dissolving Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Mid-Cap I Fund and Total Return Fund shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. Van Eck II shall issue and deliver a confirmation evidencing the Mid-Cap II Fund shares to be credited on the Closing Date to the Secretary of Van Eck or provide evidence satisfactory to Van Eck that such Mid-Cap II Fund shares have been credited to the Mid-Cap and Total Return Fund shareholders account on the books of the Mid-Cap II Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 Van Eck, on behalf of Mid-Cap I Fund and Total Return Fund represents and warrants to Van Eck II as follows:

              (a) Van Eck is a corporation duly organized and validly existing under the laws of the State of Maryland.

              (b) Van Eck is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

              (c) Van Eck is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck is a party or by which Van Eck is bound;

              (d) Mid-Cap I Fund and Total Return Fund have no material contracts or other commitments (other than this Agreement) which will be terminated with liability to Mid-Cap I Fund or Total Return Fund prior to the Closing Date.

              (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Mid-Cap I Fund or Total Return Fund or any of their properties or assets. Van Eck knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

              (f) The Statement of Assets and Liabilities of Mid-Cap I Fund and Total Return Fund at December 31, 2001 have been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Van Eck II,) fairly reflects the financial condition of Mid-Cap I Fund and Total Return Fund as of such date, and there are no known contingent liabilities of Mid-Cap I Fund and Total Return Fund Van Eck as of such date not disclosed therein.

              (g) Since December 31, 2001, there has not been any material adverse change in the financial condition, assets, liabilities or business of Mid-Cap I Fund or Total Return Fund other than changes occurring in the ordinary course of business, or any incurrence by Mid-Cap I Fund or Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of Mid-Cap I Fund or Total Return Fund, the discharge of Mid-Cap I Fund or Total Return Fund liabilities, or the redemption of Mid-Cap I Fund or Total Return Fund shares by Mid-Cap I Fund or Total Return Fund shareholders shall not constitute a material adverse change.

              (h) All Federal and other tax returns and reports of Mid-Cap I Fund or Total Return Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Van Eck's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

              (i) For each taxable year of its operation, Mid-Cap I Fund or Total Return Fund have met the requirements of Subchapter M of the Code for qualification as a regulated investment company and have elected to be treated as such.

              (j) All issued and outstanding shares of Mid-Cap I Fund or Total Return Fund are duly and validly issued and outstanding, fully paid and non-assessable by Van Eck. Van Eck does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Mid-Cap I Fund or Total Return Fund shares, nor is there outstanding any security convertible into any of the Mid-Cap I Fund or Total Return Fund shares.

              (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of Van Eck, and, subject to the approval of the Mid-Cap I Fund and Total Return Fund shareholders, this Agreement constitutes a valid and binding obligation of Van Eck enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

       4.2 Van Eck II, on behalf of Mid-Cap II Fund represents and warrants to Van Eck as follows:

              (a) Van Eck II is a corporation duly organized and validly existing under the laws of the State of Maryland.

              (b) Van Eck II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act is in full force and effect, and the registration of its shares under the 1933 Act will be, at or prior to the Closing Date, in full force and effect.

              (c) The prospectus and statement of additional information of Mid-Cap II Fund in effect at the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

              (d) Van Eck II is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck II or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck II is a party or by which Van Eck II is bound;

              (e) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Van Eck II and this Agreement constitutes a valid and binding obligation of the Van Eck II enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

              (f) The Mid-Cap II Fund Shares to be issued and delivered to the Mid-Cap I and Total Return Fund shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.     COVENANTS OF VAN ECK, AND VAN ECK II

       5.1 Van Eck and Van Eck II each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

       5.2 Van Eck will assist Van Eck II in obtaining such information as Van Eck II reasonably requests concerning the beneficial ownership of Mid-Cap I Fund or Total Return Fund shares.

       5.3 Subject to the provisions of this Agreement, Van Eck II and Van Eck will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.4 Van Eck will provide Van Eck II with information reasonably necessary for the preparation of a registration statement on Form N-14 of Van Eck II (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of Van Eck (the "Proxy Statement").

       5.5 Van Eck II agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of Van Eck II after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK

       The obligations of Van Eck to consummate the transactions provided for herein shall be subject, at its election, to the performance by Van Eck II and Mid-Cap II Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

       6.1 All representations and warranties of Van Eck II contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       6.2 Van Eck II shall have delivered to Van Eck a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Van Eck, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck II made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Van Eck shall reasonably request.

       6.3 The Mid-Cap II Fund Shares to be issued and delivered for the account of Mid-Cap I Fund and Total Return Fund shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by Van Eck II;

       6.4 The Proxy Statement and Prospectus (only insofar as they relate to Van Eck II), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK II

       The obligations of Van Eck II to complete the transactions provided for herein shall be subject, at its election, to the performance by Van Eck and Mid-Cap I Fund and Total Return Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

       7.1 All representations and warranties of Van Eck contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

       7.2 Van Eck shall have delivered to Van Eck II a statement of Mid-Cap I Fund and Total Return Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of Mid-Cap I Fund and Total Return Fund; and

       7.3 Van Eck shall have delivered to Van Eck II on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Van Eck II, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Van Eck II shall reasonably request.

       7.4 The Proxy Statement and Prospectus (other than information therein that relates to Van Eck II or Mid-Cap II Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK AND VAN ECK II

       The obligations of Van Eck and Van Eck II to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

       8.1 The Agreement and the transactions contemplated herein shall have been approved by the affirmative vote if a majority of the outstanding shares of each of Mid-Cap I Fund and Total Return Fund in accordance with the provisions of Maryland law and the Articles of Incorporation and By-Laws of Van Eck and certified copies of the resolutions evidencing such approval shall have been delivered to Van Eck II. Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Van Eck II or Van Eck to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of Van Eck II or Van Eck.

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5 The parties shall have received an opinion from the law firm of Goodwin Procter LLP addressed to Van Eck II and Van Eck substantially to the effect that the transaction contemplated by this Agreement should constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin Procter LLP of representations it shall request of Van Eck II and Van Eck. Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the condition set forth in this paragraph 8.5.

       8.6 At or immediately prior to the Closing, Mid-Cap I Fund and Total Return Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Mid-Cap I Fund and Total Return Fund shareholders all of such Mid-Cap I Fund and Total Return Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

       8.7 Shareholders of each of Mid-Cap I Fund and Total Return Fund shall have approved new investment manager agreement into Van Eck Associates Corporation as contemplated by the Proxy Statement and a new investment sub-advisory agreement with Levin as contemplated by the Proxy Statement.

9.     BROKERAGE FEES AND EXPENSES

       9.1 Van Eck II and Van Eck each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 All of the expenses of the Merger, including without limitation, legal and printing expenses and expenses of holding the meeting of shareholders of Mid-Cap I Fund and Total Return Fund (such as proxy tabulation and the expense of a solicitor, if any) will be borne by Mid-Cap I Fund and Total Return Fund. [Expenses that are directly attributable to either series shall be borne by such series. Expenses that are nor directly attributable to a specific series shall be allocated pro rata based on the respective net assets as Mid-Cap I Fund and Total Return Fund at the Valuation Time.] All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

10.    ENTIRE AGREEMENT

       10.1 Van Eck II and Van Eck agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.    TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either Van Eck II or Van Eck, or their respective Directors or officers, to the other party.

12.      AMENDMENTS

         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Van Eck and Van Eck II; provided, however, that following the meeting of Mid-Cap I Fund and Total Return Fund Shareholders called by Van Eck pursuant to paragraph 8.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Mid-Cap II Fund shares to be issued to the Mid-Cap I Fund and Total Return Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
       LIABILITY

       14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

       14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

       14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph [6.1] and [7.1].

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.



                           VAN ECK FUNDS, INC., on behalf of Mid-Cap II Fund



                           By:__________________________________________________
                           Name:    John C. van Eck



                           VAN ECK FUNDS, INC., on behalf of Total Return Fund



                           By:__________________________________________________
                           Name:    John C. van Eck



                           VAN ECK FUNDS II, INC., on behalf of Mid-Cap II Fund



                           By:__________________________________________________
                           Name:    John C. van Eck

                                    EXHIBIT A


                                            ANNUAL MANAGEMENT FEE
      NAME OF FUND                          (AS A % OF AVERAGE DAILY NET ASSETS)
      ------------                          ------------------------------------


Growth and Income Fund                      0.75% of average daily net assets

                                    EXHIBIT B


                               ARTICLES OF MERGER

                                     BETWEEN

                               VAN ECK FUNDS, INC.
                            (a Maryland corporation)
                                       AND

                             VAN ECK FUNDS II, INC.
                            (a Maryland corporation)


       Van Eck Funds, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck"), and Van Eck Funds II, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck II"), do hereby certify that:

       FIRST: Van Eck and Van Eck II agree to merge pursuant to the Agreement and Plan of Reorganization attached hereto as Exhibit A (the "Reorganization"), which Agreement and Plan of Merger has been approved by the respective Boards of Directors of Van Eck and Van Eck II for the Merger of Van Eck with and into Van Eck II.

       SECOND: The name and place of incorporation of each party to these Articles are Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation. The date of incorporation of Van Eck in the State of Maryland is ____________, 19__. Van Eck II shall survive the Merger and shall continue under the name "Van Eck Funds, Inc.," as a corporation of the State of Maryland.

       THIRD: Van Eck and Van Eck II each have their principal office in the State of New York in _______ County. Neither Van Eck nor Van Eck II owns an interest in land in the State of Maryland.

       FOURTH: The terms and conditions of the transaction set forth in these Articles were advised, authorized, and approved by each party to the Articles in the manner and by vote required by its charter and the laws of the State of Maryland. The manner of approval was as follows:

       (a)    (i)    The Board of Directors of Van Eck at a meeting held on
January ___, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, subject to the approval of shareholders of the Mid-Cap II Fund ("Mid-Cap I") and Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions and directed that the proposed Merger be submitted for consideration at special meetings of the shareholders of the Mid-Cap I Fund and Total Return Fund.

              (ii) The Board of Directors of Van Eck II at a meeting held on January ___, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions.

       (b) Notice which stated that a purpose of the meeting was to act on the proposed Reorganization was given by Van Eck to the shareholders of Mid-Cap I Fund and Total Return Fund as required by law.

       (c) The proposed Reorganization was approved by the shareholders of the Mid-Cap I Fund and Total Return Fund at special meetings of the shareholders held on April 26, 2002, by the affirmative vote of at least a majority of the outstanding shares of each portfolio series.

       FIFTH: No amendment to the charter of Van Eck II is to be effected as part of the Merger.

       SIXTH: The total number of shares of stock of all classes which Van Eck II has authority to issue is eight hundred million (800,000,000) shares of common stock, par value of $.001 per share, of which 800,000,000 shares have been designated Class A shares of Mid-Cap II Fund ("Mid-Cap II"). The aggregate par value of all shares of all classes of Van Eck II is $800,000.00. The total number of shares of all classes which Van Eck has authority to issue is one billion (1,000,000,000) shares of common stock, par value of $.01 per share, of which 100,000,000 shares have been designated as Class A shares of Mid-Cap I Fund and 100,000,000 shares have been designated as Class A shares of Total Return Fund. The aggregate par value of all classes of Van Eck is $1,000,000.

       SEVENTH: The Merger does not increase the authorized stock of Van Eck II.

       EIGHTH: The manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation, or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

       (a) The whole and fractional shares of Mid-Cap I Fund issued and outstanding immediately prior to the Valuation Time (as defined below) shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on ___________, 2002 (the "Valuation Time"), using the valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Mid-Cap I Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Mid-Cap I Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Mid-Cap I Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       The whole and fractional shares of Total Return Fund issued and outstanding immediately prior to the Valuation Time shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Total Return Fund computed at the Valuation Time, using the valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Total Return Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Total Return Fund shares held by such shareholder at the Valuation Time [relative] to the total number of issued and outstanding Total Return Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       NINTH: The Merger shall become effective for both Van Eck and Van Eck II at the Valuation Time.

       IN WITNESS WHEREOF, Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation, have caused these presents to be signed in the irrespective names and on their respective behalves by their respective President or Vice President and witnessed by their respective Secretary on _______________ ___, 2002.

                                           VAN ECK FUNDS, INC.




Attest:

By: ________________________________       By: ________________________________






                                           VAN ECK FUNDS II, INC.




Attest:

By: ________________________________       By: ________________________________



                              OFFICER'S CERTIFICATE

       THE UNDERSIGNED, ____________________ of Van Eck Funds, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


By: _____________________

Title:____________________


         THE UNDERSIGNED, ____________________ of Van Eck Funds II, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



By: _____________________

Title:___________________

                                    EXHIBIT C

YOUR INVESTMENT DEALER IS:



FOR MORE DETAILED INFORMATION,
SEE THE STATEMENT OF
ADDITIONAL INFORMATION (SAI),
which is incorporated by                 VAN ECK FUNDS II, INC.,
reference into this                      ------------------------
prospectus.


FOR FREE COPIES OF SAIS,
ANNUAL OR SEMI-ANNUAL REPORTS
OR OTHER INQUIRIES...
                                                 PROSPECTUS
o Call Van Eck at                                [May 1, 2002]
  1-800-826-1115, or visit the
  Van Eck website at
  www.vaneck.com.

o Go to the Public Reference
  Room of the Securities and
  Exchange Commission.

o Call the SEC at 1-202-942-8090,        MID CAP VALUE FUND
  or write to them at the Public
  Reference Room, Washington, D.C.
  20549-0102, and ask them to send
  you a copy. There is a duplicating
  fee for this service.
                                         These securities have not been
o Download documents from the            approved or disapproved either by the
  SEC's website at www.sec.gov           Securities and Exchange Commission
  or by electronic request at            (SEC) or by any State Securities
  the following E-mail                   Commission. Neither the SEC nor any
  address: publicinfo@sec.gov.           State Commission has endorsed the
                                         accuracy or adequacy of prospectus.

o The Fund's annual report               Any claim to the contrary is against
  includes a discussion of               the law.
  market conditions and
  investment strategies that
  significantly affected the
  Funds' performance last
  year.

[Graphic]

Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653

SEC registration number: 811-
 ......................................

           TABLE OF CONTENTS


       I. A PROFILE OF THE MID CAP VALUE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; AND EXPENSES.

       II. ADDITIONAL INVESTMENT STRATEGIES OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

       III. SHAREHOLDER INFORMATION HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUND.

       IV. FINANCIAL HIGHLIGHTS TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE OF THE FUND.

I. THE FUND
--------------------------------------------------------------------------------

              INCLUDES A PROFILE OF THE FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; AND EXPENSES.

VAN ECK MID CAP VALUE FUND PROFILE

              OBJECTIVE

              The Mid Cap Value Fund seeks long-term growth of capital.

              PRINCIPAL STRATEGIES

              Under normal market conditions, the Mid Cap Value Fund (the "Fund") invests at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock of mid-cap companies. Mid-cap companies are companies with a market capitalization of $1.0 billion to $10 billion. The Adviser uses a value strategy of attempting to identify securities that appear to be trading below their true worth.

              The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts
              (EDRs), and Global Depositary Receipts (GDRs). These securities may be traded either in the U.S. or in foreign markets.

              PRINCIPAL RISKS

              The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

              Because the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

       The principal risk of investing in value stocks is that they may never reach what the Fund believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


8      VAN ECK FUNDS II PROSPECTUS

                                                     I. THE FUND / MID-CAP VALUE
--------------------------------------------------------------------------------


VAN ECK MID-CAP VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------


On May 1, 2002, Van Eck Total Return Fund and Van Eck Mid-Cap Value Fund (formerly Van Eck Growth & Income Fund) (the "Predecessor Funds") were combined to create the Fund. Since January 1, 2002, Van Eck Associates Corporation has served as investment adviser to the Fund and John A. Levin & Co. has served as the Fund's sub-adviser. Performance results for periods of the Predecessor Funds for periods prior to January 1, 2002, during which the Fund was advised by another investment adviser, are not shown.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

VAN ECK FUNDS II MID-CAP VALUE FUND EXPENSES
--------------------------------------------------------------------------------


This table shows certain fees and expenses you will incur as the Fund investor, either directly or indirectly if you buy and hold shares.

VAN ECK FUNDS II MID-CAP VALUE FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

CLASS A


Maximum Sales Charge (imposed on purchases as
    a percentage of offering price)                               5.75%
Maximum Deferred Sales Charge
    (as a percentage)                                             0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
    ARE DEDUCTED FROM FUND ASSETS)
Management                                                        0.75%
Administration Fees                                               0.15%
Distribution (12b-1 Fees)                                         0.50%
Other Expenses                                                    ____%

TOTAL ANNUAL FUND OPERATING EXPENSES*                             ____%


              * The Adviser has voluntarily agreed to temporarily waive a portion of the management fee and if necessary to bear certain expenses associated with operating the Fund in order to limit Total Annual Fund Operating Expenses to ___%. This temporary waiver and expense provision may be discontinued at any time at the discretion of the Adviser.


              The adjacent table shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical and assumes that expenses remain the same and you reinvest your dividends and distributions. In a real investment, your actual expenses may be higher or lower than those shown.

EXPENSE EXAMPLE

WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A

10     VAN ECK FUNDS II PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

II. ADDITIONAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


              OTHER INVESTMENTS, INVESTMENT POLICIES,
              INVESTMENT TECHNIQUES
              AND RISKS.

              MARKET RISK

              An investment in the Fund involves "market risk"--the risk that securities prices may go up or down.

              OTHER INVESTMENT TECHNIQUES AND RISK


              CREDIT RISK

RISK The chance that an issuer will fail to repay interest and principal in a timely manner.


VAN ECK FUNDS II PROSPECTUS  17

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              DERIVATIVES

DEFINITION    A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk-- that is called "hedging." The Fund also invest in derivatives for their investment value.

RISKS Derivatives bear special risks, by their very nature. First, the Fund must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment. Derivatives may not move in concert with the underlying security.

                For a complete discussion of the kinds of derivatives the Fund uses, and of their risks, please see the SAI.

18     VAN ECK FUNDS II PROSPECTUS

II. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              FOREIGN SECURITIES, DEPOSITARY RECEIPTS


DEFINITION    Securities issued by foreign companies, traded in foreign
              currencies, or issued by companies with most of their business interests in foreign countries. Depositary Receipts--obligations traded on more established exchanges, denominated in larger currencies, representing foreign issues--are considered foreign securities.

RISK Foreign investing involves exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be less revealing than American accounting practice. Foreign regulation may be inadequate or irregular.

              Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and otherwise which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

              INTEREST RATE RISK

RISK The chance that bond prices will decline due to rising interest rates.

VAN ECK FUNDS II PROSPECTUS  19

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


20     VAN ECK FUNDS II PROSPECTUS

                                               II. INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              RESTRICTED SECURITIES

DEFINITION    Securities with restrictions on resale because they are not registered under the Securities Act of 1933, ("the Act"), including securities that are sold only to "qualified institutional buyers" under Rule 144A under the Act ("Rule 144A securities").

RISK Because these securities are not registered or priced via regular exchanges, the Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.


                                                  VAN ECK FUNDS II PROSPECTUS 21

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

              HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION.)

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund's mailing address at DST is:

           VAN ECK GLOBAL
           P.O. BOX 218407
           KANSAS CITY, MO 64121-8407

For overnight delivery:

           VAN ECK GLOBAL
           210 W. 10TH ST., 8TH FL.
           KANSAS CITY, MO 64105-1802

To telephone the Fund at DST, call Van Eck's Account Assistance at
1-800-544-4653.

PURCHASE BY MAIL

       To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds II. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.


TELEPHONE REDEMPTION--PROCEEDS BY CHECK
1-800-345-8506

       If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.


22  VAN ECK FUNDS II PROSPECTUS

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


EXPEDITED REDEMPTION--PROCEEDS BY WIRE
1-800-345-8506

       If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


WRITTEN REDEMPTIONS

o Your written redemption (sale) request must include:

o Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o The redemption is for $50,000 or more.

o The redemption amount is wired.

o The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.


TELEPHONE EXCHANGE 1-800-345-8506

       If your account has the optional Telephone Exchange Privilege, you can exchange between the Fund and Class A shares of other Van Eck Funds without any additional sales charge. (Shares originally purchased into the Van Eck U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class of another Van Eck Fund.)


       All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.



VAN ECK FUNDS II PROSPECTUS  23

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WRITTEN EXCHANGES

Written requests for exchange must include:

o The fund and account number to be exchanged out of.

o The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

LIMITS AND RESTRICTIONS
MARKET TIMING LIMITS

Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Although not generally imposed, the Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS


Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

24  VAN ECK FUNDS II PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


AUTOMATIC SERVICES

AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Van Eck Fund. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Automatic Withdrawal Plan. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE AND ACCOUNT SIZE

An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days' notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share. The Fund calculates NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

o You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.


o The Fund has certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, as a result, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem.

The Fund generally values its assets using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized cost. If market quotations are not readily available, the Fund will value the security at its fair value.

VAN ECK FUNDS II PROSPECTUS  25

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


2. SALES CHARGES

SALES CHARGES

MID-CAP VALUE FUND-A

                            SALES CHARGE AS A PERCENTAGE OF
                             OFFERING                NET AMOUNT  PERCENTAGE
TO
DOLLAR AMOUNT OF PURCHASE                          PRICE             INVESTED
                             BROKERS OR                               AGENTS*

Less than $25,000              5.75%                6.10%              5.00%

$25,000 to $50,000             5.00%                5.30%              4.25%

$50,000 to $100,000            4.50%                4.70%              3.90%

$100,000 to $250,000           3.00%                3.10%              2.60%

$250,000 to $500,000           2.50%                2.60%              2.20%

$500,000 to $1,000,000         2.00%                2.00%              1.75%

$1,000,000 and over            None**

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.


** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.

26     VAN ECK FUNDS II PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


REDUCED OR WAIVED SALES CHARGES You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B and C of each of the Van Eck Funds (except for the Van Eck U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.

RIGHT OF ACCUMULATION When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level you qualify for.

LETTER OF INTENT If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES If you are a member of a "qualified group," you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK Directors, Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST

DEPARTMENTS Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE You have the one-time right to reinvest proceeds of a redemption from the Fund into the Fund or another Van Eck Fund within 30 days without a sales charge, excluding the Van Eck U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.

MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP You may purchase shares without a sales charge with the proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class of the fund. Also, the financial representative of record must be the same on the Van Eck Fund account as for the other mutual fund redeemed.


VAN ECK FUNDS II PROSPECTUS  27

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


3. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a Van Eck Global shareholder, beginning in 2001, new regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

4. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:
IRA
Roth IRA
Education IRA
SEP IRA
403(b)(7)
Qualified (Pension and Profit Sharing) Plans

5. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS

Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Fund are not required to withhold tax from long-term capital gains or redemption proceeds.


VAN ECK FUNDS II PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


6. DIVIDENDS AND CAPITAL GAINS

       If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.


DIVIDEND AND CAPITAL GAIN SCHEDULE

FUND                       DIVIDENDS AND SHORT-TERM                LONG-TERM
                           CAPITAL GAINS                           CAPITAL GAINS

Mid-Cap Value Fund-A       December
December


DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

       Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.


DIVMOVE

       You can have your cash dividends from the Fund automatically invested in another Van Eck fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.



VAN ECK FUNDS II PROSPECTUS  29

--------------------------------------------------------------------------------

7. MANAGEMENT OF THE FUND

                      INVESTMENT MANAGER AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                          99 Park Avenue, New York, NY
                   10016, serves as Adviser and administrator
                              to the Fund under an
                              Investment Management
                      and an Administration Agreement with
                             VAN ECK FUNDS II, INC.
                                        |
                                        |
                                       \|/


INDEPENDENT                        THE COMPANY          INVESTMENT SUB-ADVISER
AUDITORS

  Ernst & Young LLP, 787     Van Eck Funds II, Inc.    John A Levin & Co., Inc.,
Seventh Avenue, New York,    is incorporated in the     One Rockefeller Center
 NY 10019, provides audit     state of Maryland and      New York, NY 10021, a
  services, consultation       > consists of the <      wholly owned subsidiary
  and advice with respect        Van Eck Mid-Cap       of BKFCapital Group Inc.,
 to financial information      Value Fund Series         serves as investment
 in the Company's filings  (the "Fund"). The Board of  sub-adviser to the Fund.
  with the SEC, consults      Directors manages the     The Sub-Adviser works
    with the Company on        Fund's business and             under the
 accounting and financial           affairs.            supervision of Van Eck
  reporting matters, and            --------                 and the Board
  prepares the Company's                                    of Directors.
       tax returns.
       ------------             /      |      \
                               /       |       \
                              /        |        \

                            \/-        |        -\/
                                       |
            DISTRIBUTOR                |             TRANSFER AGENT
   Van Eck Securities Corporation,     |              DST Systems, Inc.,
 99 Park Ave., New York, NY 10016      |             210 West 10th Street,
    distributes the Fund and is        |       8th Floor, Kansas City, MO 64105,
  wholly owned by the Administrator.   |     serves as the Fund' transfer agent.
                                      \|/
                                   CUSTODIAN
                                Citibank, N.A.,
                               111 Wall Street,
                              New York, NY 10043,
                             holds Fund securities
                              and settles trades.

30  VAN ECK FUNDS II PROSPECTUS

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT MANAGER

VAN ECK ASSOCIATES CORPORATION 99 Park Avenue 8th Floor, New York, New York 10016 (Van Eck") has been an investment adviser since 1955. Van Eck currently advises 9 portfolio series of registered investment companies, as well as separate accounts and hedge funds. Van Eck is currently the administrator of the Fund. The Van Eck family currently owns 100% of the shares of Van Eck. As of December 31, 2001 aggregate assets under management were approximately $900,000,000.

FEES PAID TO THE ADVISER The Fund pays a monthly advisory fee at the annual rate of 0.75% of average daily net assets,

INVESTMENT SUB-ADVISER

John A. Levin &co., Inc., ("Levin") is an indirect, wholly owned subsidiary of BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of Levin include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit sharing funds. Levin currently manages approximately $8.7 billion in assets for its clients.

PORTFOLIO MANAGERS

MID-CAP VALUE FUND Portfolio Managers. Mr. John W. Murphy and Daniel Theriault are the Portfolio Managers of the Fund. Mr. Murphy has been with Levin for six years and has 10 years of investment experience. Mr. Theriault has been with Levin for 4 years, he was previously with T. Rowe Price Financial Services and has 15 years of investment experience.

ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 serves as Administrator to each of the Fund. The Administrator performs accounting and administrative services for the Fund. For these services, the Fund pays the Administrator a monthly fee at the rate of 0.15% per year of the average daily net assets.


VAN ECK FUNDS II PROSPECTUS  31

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


PLAN OF DISTRIBUTION (12B-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined that 0.25% per year of the net assets of the Fund's shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of the Fund will be paid to securities dealers and others as a service fee. Because these fees are paid out of the Fund's assets on an on-going basis over time these fees may cost you more than paying other types of sales charges.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

Van Eck FUNDS II Annual 12b-1 Schedule

expressed in basis points (bps)*

                                                FUND FEE              PAYMENT
                                                                      TO DEALER

MID-CAP VALUE FUND-A                              50 bps              25 bps


* A basis point (bp) is a unit of measure in the financial industry. One bp equals .01 of 1% (1% = 100 bps).

THE COMPANY

For more information on the Company, the Directors and the Officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

       EXPENSES The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. Many of these expenses are shown in tables in Chapter I, "The Fund," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.


32  VAN ECK FUNDS II PROSPECTUS

VAN ECK FUNDS II MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

                                                        IV. FINANCIAL HIGHLIGHTS

              THE FINANCIAL HIGHLIGHTS TABLES ATTACHED ARE THOSE OF THE PREDECESSOR FUND FORMERLY GROWTH AND INCOME FUND THE TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE PREDECESSOR FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). FINANCIAL HIGHLIGHTS INFORMATION HAS BEEN AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH EACH FUNDS' FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH IS AVAILABLE UPON REQUEST.

For a share outstanding throughout each period:
To be updated when available for 2001

                                     CLASS A
                             YEAR ENDED DECEMBER 31

                                    2001      2000      1999      1998      1997
                                    --------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR                       \
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)              \
Net Gains (Losses) on
    Securities (both realized
    and unrealized)                       \

--------------------------------------------------------------------------------
Total from Investment \
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS
Dividends from
    Net Investment Income
Dividends in Excess
    of Net Investment Income                    --        --        --       )--
Distributions from
    Net Realized Gains                    .)
--------------------------------------------------------------------------------
Total Distributions
--------------------------------------------------------------------------------

NET ASSET VALUE,
    END OF YEAR

--------------------------------------------------------------------------------
Total Return (a)
--------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
Gross Expenses (b)
Net Expenses                                         %
Net Investment Income
  (Loss) (c)
Portfolio Turnover Rate
Net Assets, at End
    of Year (000)     $

VAN ECK/CHUBB FUNDS PROSPECTUS  35

FOR MORE INFORMATION

Additional information for the Fund, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

         By Telephone:              1-800-826-1115
         By Mail:          [Van Eck Associates Corporation
                           99 Park Avenue
                           New York, New York  10016]
         On the Internet:  Electronic copies are available on our website at
                                 http://www.vaneck.com

A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009, 202-942-8090. Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-__________



VAN ECK FUNDS II PROSPECTUS  35

                                    EXHIBIT D

                                    FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT


       AGREEMENT made as of this 1st day of MAY, 2002 between VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager"), and VAN ECK FUNDS, INC., Mid Cap Value Fund [Total Return Fund] series of a Maryland Corporation (the "Fund") having its principal place of business in New York, New York (the "Fund").

       WHEREAS, the Fund is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Fund is authorized to issue shares of capital stock in separate series, each representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Fund intends to offer its shares ("Shares") in and invest the proceeds in securities, the Fund desires to retain the Investment Manager to render investment Management services hereunder and with respect to which the Investment Manager is willing so to do;

       NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

15.    APPOINTMENT OF INVESTMENT MANAGER

       The Fund hereby appoints the Investment Manager to act as Investment Manager to the Fund for the period and on the terms herein set forth. The Investment Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

16.    DUTIES OF INVESTMENT MANAGER

       The Investment Manager, at its own expense, shall be responsible for furnishing the following services and facilities to the Fund:

       (a)    INVESTMENT PROGRAM

       The Investment Manager will (i) furnish continuously an investment program for the Fund (ii) determine (subject to the overall supervision and review of the Board of Directors of the Fund) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Investment Manager also will manage, supervise and conduct such other affairs and business of the Fund and matters incidental thereto, as the Investment Manager and the Fund agree, subject always to the control of the Board of Directors of the Fund and to the provisions of the Articles of Incorporation of the Fund, the Fund's By-Laws and the 1940 Act.

       (b)    OFFICE SPACE AND FACILITIES

       The Investment Manager will arrange to furnish the Fund office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service required for managing the investments of the Fund.

       (c)    PERSONNEL

       The Investment Manager shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund if such persons are also employees of the Investment Manager or its affiliates, except as otherwise provided herein.

       (d)    PORTFOLIO TRANSACTIONS

       The Investment Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Investment Manager, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Investment Manager will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Manager shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or the other accounts over which the Investment Manager or an affiliate of the Investment Manager exercises investment discretion. The Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Investment Manager or its affiliates. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Investment Manager or its affiliates provided that the Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Investment Manager deems equitable among the accounts involved.

       (e)    RIGHT TO RECEIVE ADVICE

              (i) ADVICE OF FUND If the Investment Manager shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Fund directions or advice.

              (ii) ADVICE OF COUNSEL If the Investment Manager or the Fund shall be in doubt as to any question of law involved in any action to be taken or omitted by the Investment Manager, it may request advice at the Fund's cost from counsel of its own choosing (which may be counsel for the Investment Manager or the Fund, at the option of the Investment Manager).

              (iii) PROTECTION OF THE INVESTMENT MANAGER The Investment Manager shall be protected in any action or inaction which it takes in reliance on any directions or advice received pursuant to subsections (i) or (ii) of this paragraph which the Investment Manager, after receipt of any such directions or advice in, good faith believes to be consistent with such directions or advice as the case may be. However, nothing in this paragraph shall be construed as imposing upon the Investment Manager any obligation (i) to seek such directions or advice or (ii) to act in accordance with such directions or advice when received.

Nothing in this subsection shall excuse the Investment Manager when an action or omission on the part of the Investment Manager constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by the Investment Manager of its duties under this Agreement.

17.    EXPENSES OF FUND

       The Investment Manager shall not bear the responsibility for or expenses associated with operational, accounting or administrative services on behalf of the Fund not expressly assumed by the Investment Manager hereunder. The expenses to be borne by the Fund include, without limitation:

       (a) charges and expenses of any registrar, stock, transfer or dividend disbursing agent, custodian, depository or other agent appointed by the Fund for the safekeeping of the Fund's cash, portfolio securities and other property;

       (b) general operational, administrative and accounting costs, such as the costs of calculating the Fund's net asset value, the preparation of the Fund's tax filings with relevant authorities and of compliance with any and all regulatory authorities;

       (c)    charges and expenses of auditors and outside accountants;

       (d) brokerage commissions for transactions in the portfolio securities of the Fund;

       (e) all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other U.S. or foreign governmental agencies;

       (f)    the cost of stock certificates representing shares of the Fund;

       (g) expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, if applicable;

       (h) all expenses of shareholders' and Directors' meetings, including meetings of committees, and of preparing, setting in type, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other required communications to shareholders;

       (i) all expenses of preparing and setting in type offering documents, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing offering documents and literature used for any promotional purposes);

       (j) compensation and travel expenses of Directors who are not "interested persons" of the Investment Manager within the meaning of the 1940 Act;

       (k) the expense of furnishing, or causing to be furnished, to each shareholder statements of account;

       (l) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure, day to day legal affairs of the Fund and relations with its shareholders, issuance of Fund shares, and registration and qualification of securities under Federal, state and other laws;

       (m) the expenses of attendance at professional and other meetings of organizations such as the Investment Company Institute and other trade groups by officers and Directors of the Fund, and the membership or association dues of such organizations;

       (n) the cost and expense of maintaining the books and records of the Fund;

       (o) the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act and the expense of obtaining and maintaining an errors and omissions policy;

       (p)    interest payable on Fund borrowing;

       (q)    postage; and

       (r) any other costs and expenses incurred by the Investment Manager for Fund operations and activities, including but not limited to the organizational costs of the Fund if initially paid by the Investment Manager.

18.    COMPENSATION

       For the services and facilities to be provided to the Fund by the Investment Manager as provided in Paragraph 2 hereof, the Fund shall pay the Investment Manager a fee at the annual rate set forth in Exhibit A ("Annual Fee"). The Fund shall pay such amounts monthly, based on the Fund's average daily net assets, as reflected in the books and records of the Fund in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund.

19.    SUB-INVESTMENT ADVISERS

       (a) APPOINTMENT OF SUB-INVESTMENT ADVISERS - Subject to the terms of the Agreement, the Articles of Incorporation and the 1940 Act, the Investment Manager at its expense, may select and contract with investment advisers ("Sub-Investment Advisers") to provide all or a portion of the investment management services to be furnished by the Investment Manager hereunder. Any contract with a Sub-Adviser shall be subject to the written approval of the Fund.

       (b) RESPONSIBILITY OF THE ADVISER - So long as the Sub-Investment Adviser serves as Investment Adviser to all or a portion of the Fund's assets, the obligation of the Investment Manager under this Agreement shall be, subject in any event to the control of the Board of Directors of the Fund to determine and review with the Sub-Investment Adviser investment policies of the Fund with respect to the assets managed by the Sub-Investment Adviser and the Sub-Investment Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable policies and restrictions and of placing all orders for the purchase and sale of portfolio securities for the fund with respect to such assets. The Investment Manager shall compensate any Sub-Investment Manager to the Fund for its services to the Fund.

       (c) TERMINATION OF SUB-INVESTMENT ADVISORY AGREEMENT - The Fund or the Investment Manager may terminate the services of the Sub-Investment Adviser at any time in its sole discretion and at such time the Investment Manager shall assume the responsibilities of the Sub-Investment Adviser unless or until a successor Sub-Investment Adviser is selected.

20.    FUND TRANSACTIONS

       The Investment Manager agrees that neither it nor any of its officers, directors, employees or agents will take any long- or short-term position in the shares of the Fund; provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

21.    RELATIONS WITH FUND

       Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund and the Articles of Incorporation and By-Laws of the Investment Manager, respectively, it is understood (i) that Directors, officers, agents and shareholders of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers or otherwise; (ii) that Directors, officers, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and (iii) that the Investment Manager (or any such successor) is or may be interested in the Fund as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and By-Laws.

22.    LIABILITY OF INVESTMENT MANAGER AND OFFICERS AND DIRECTORS OF FUND

       Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager or such persons against any liability to the Fund or its shareholders to which the Investment Manager might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

23.    DURATION AND TERMINATION OF AGREEMENT

       (a)    DURATION

       This Agreement shall become effective on the date hereof for the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until May 1, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       (b)    TERMINATION

       This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Fund or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund, or by the Investment Manager, on sixty (60) days written notice to the other party.

       (c)    AUTOMATIC TERMINATION

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

       (d)    NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

24.    PRIOR AGREEMENT SUPERSEDED

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

25.    SERVICES NOT EXCLUSIVE

       The services of the Investment Manager to the Fund hereunder are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others and to engage in other activities.

26.    MISCELLANEOUS

       (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


[SEAL]                                  VAN ECK FUNDS, INC.


Attest:                                 By:
       ------------------------------      -------------------------------------

       ------------------------------      -------------------------------------
                   Secretary                          Vice President



[SEAL]                                  VAN ECK ASSOCIATES
CORPORATION

Attest:                                 By:
       ------------------------------      -------------------------------------

       ------------------------------      -------------------------------------
                   Secretary                             President

                                    EXHIBIT E


                               VAN ECK FUNDS, INC.


                        INVESTMENT SUB-ADVISORY AGREEMENT

       AGREEMENT made as of the day of , 2001 by and among JOHN A. LEVIN and CO., Inc. a Corporation organized under the laws of the having its principal place of business in New York, New York (the "Sub-Adviser") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager" or the "Adviser") and VAN ECK FUNDS, INC., a Maryland Corporation having its principal place of business in New York, New York (the "Company").

       WHEREAS, the Company is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

       WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940 ("Advisers Act"); and

       WHEREAS, the Company is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has retained the Investment Manager to render management and advisory services for the series of the Company known as the Van Eck Mid Cap Value Fund and the Total Return Fund (together the "Fund"); and

       WHEREAS, the Investment Manager has retained the Sub-Adviser to render investment advisory and other services hereunder to the Fund; and

       WHEREAS, the Sub-Adviser is willing to furnish services to the Fund under this investment sub-advisory agreement; and

       WHEREAS, the Investment Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Sub-Adviser is willing to furnish such services.

       NOW, THEREFORE, WITNESSETH:

       That it is hereby agreed among the parties hereto as follows:

APPOINTMENT OF SUB-ADVISER

       The Investment Manager hereby appoints the Sub-Adviser to act as investment adviser to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Adviser serves as investment adviser to the Fund pursuant to this Agreement the obligation of the Investment Manager under this Agreement with respect to the Fund shall be, subject in any event to the control of the Directors of the Company, to determine and review with Sub-Adviser investment policies of the Fund and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Investment Manager will compensate the Sub-Adviser of the Fund for its services to the Fund. The Investment Manager or the Fund, subject to the terms of this

Agreement, may terminate the services of the Sub-Adviser at any time in their sole discretion, and the Investment Manager shall at such time assume the responsibilities of the Sub-Adviser unless and until a successor investment adviser is selected.

DUTIES OF SUB-ADVISER

       The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Company:

       INVESTMENT PROGRAM. The Sub-Adviser will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company and the Investment Manager) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held un-invested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Adviser will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then-current prospectus and statement of additional information which is part of the Company's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, copies of which shall be sent to the Sub-Adviser by the Investment Manager. The Sub-Adviser also will manage, supervise and conduct such other affairs and business of the Company and matters incidental thereto as the Sub-Adviser and the Company agree, subject always to the control of the Board of Directors of the Company and to the provisions of the Articles of Incorporation of the Company, and the Company's By-laws and the 1940 Act. The Sub-Adviser will manage the Fund so that it will qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as it may be amended from time to time; and, with respect to the services provided by the Sub-Adviser under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Adviser will adopt procedures reasonably designed to ensure compliance.

       OFFICE SPACE AND FACILITIES. The Sub-Adviser will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone services required for managing the investments of the Fund.

       PERSONNEL. The Sub-Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund for services provided to the Fund (but not any other series of the Company) if such persons are also employees of the Sub-Adviser or its affiliates, except as otherwise provided herein.

       PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to Sub-Adviser or an affiliate of the Sub-Adviser in respect of accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Adviser or its affiliates. Nothing in this agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser.

       In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and record keeping agent for the Company on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

       The Sub-Adviser will monitor on a daily basis the determination by the custodian and record-keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Adviser will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

       The Sub-Adviser will provide the Company or the Investment Manager with copies of all of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Company) as are necessary to assist the Company and the Investment Manager to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information, reports or investment records and ledgers maintained by the Sub-Adviser in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

       The Sub-Adviser will provide reports to the Company's Board of Directors for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Company's Board of Directors with respect to the Fund such periodic and special reports as the Directors or the Investment Manager may reasonably request.

EXPENSES OF THE COMPANY

       Except as provided in Paragraph 2(d) above, the Sub-Adviser shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund.

4.     COMPENSATION

(a) As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Investment Manager will pay to the Sub-Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto.

5.     REPRESENTATIONS AND COVENANTS

       The Investment Manager hereby represents and warrants as follows:

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Investment Manager hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Sub-Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

       The Sub-Adviser hereby represents and warrants as follows:

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the Rules and regulations thereunder;

       That is has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder; Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Investment Manager upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

6.     COMPANY TRANSACTIONS

       The Investment Manager and Sub-Adviser each agrees that neither it nor any of its officers, directors, employees or agents will take any long or short-term position in the shares of the Company; provided, however, that such prohibition shall not prevent the purchase of shares of the Company by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available at the time of purchase or as part of the initial capital of the Company.

7.     RELATIONS WITH COMPANY

       Subject to and in accordance with the Declaration of Company and By-Laws of the Company and the Articles of Incorporation and By-Laws of the Investment Manager and Sub-Adviser it is understood (i) that Directors, officers, agents and shareholders of the Company are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company as Directors, officers, shareholders or otherwise; and
(iii) that the Sub-Adviser (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Declaration of Company and By-laws.

8. LIABILITY OF INVESTMENT MANAGER, SUB-ADVISER AND OFFICERS AND DIRECTORS OF THE COMPANY

       Neither the Investment Manager, Sub-Adviser nor any of their officers, directors, employees, agents or controlling persons or assigns or Directors or officers of the Company shall be liable for any error of judgment or law, or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager, Sub-Adviser or such persons against any liability to the Company or its shareholders to which the Investment Manager or Sub-Adviser might otherwise be subject by reason of any willful misconduct, gross negligence or actions taken in bad faith in the discharge of its respective obligations and performance of its respective duties under this Agreement.

9.       INDEMNIFICATION

         Notwithstanding Section 8 of the Agreement, the Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (except the Company), and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Investment Manager's responsibilities to the Company which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Investment Manager and contained in the Registration Statement or prospectus or statement of additional information covering the shares of the Fund or any other series, or any amendment thereof or any supplement thereto, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Investment Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Investment Manager or the Company or to any affiliated person of the Investment Manager by a Sub-Adviser Indemnified Person in writing for inclusion in the Registration Statement or prospectus or statement of additional information; or (2) may be based upon a failure by the Investment Manager to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Investment Manager in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund, provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Notwithstanding Section 8 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person of the Investment Manager (except the

Company), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager (all of such persons being referred to as "Investment Manager Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Investment Manager), or litigation (including legal and other) expenses to which an Investment Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Sub-Adviser's responsibilities as investment sub-adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof, or any supplement thereto, or, with respect to a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information, the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser, the Company, or any affiliated person of the Sub-Adviser or Company by an Investment Manager Indemnified Person; or (2) may be based upon a failure by the Sub-Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Sub-Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund provided however, that in no case shall the indemnity in favor of an Investment Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Neither the Investment Manager nor the Sub-Adviser shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

10.    DURATION AND TERMINATION OF THE AGREEMENT

       This Agreement shall commence on the date hereof unless terminated as herein provided, this agreement will remain in full force and effect until May 1, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Company or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Company, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act); of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       This Agreement may be terminated at any time without payment of any penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon ten (10) days' written notice to the Sub-Adviser or (b) by the Investment Manager or the Sub-Adviser at any time upon sixty (60) days' written notice to the other parties.

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

MISCELLANEOUS

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

USE OF NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

       It is understood that the name John A. Levin and Co. any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Company only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is investment sub-adviser to the Fund. Upon termination of this Agreement, the Company and Investment Manager shall forthwith cease to use such name (or derivative or logo).

15.    BINDING AGREEMENT

       This Agreement will become binding on the parties hereto upon their execution of the attached Schedule to this Agreement.

       Witness the due execution hereof effective this ____th day of ______________ 2002.


Attest:
John A. Levin and Co., Inc.

                                         By:
---------------------------------------     ------------------------------------
Name:
Title:


Attest:


                                         By:
---------------------------------------     ------------------------------------
Name:
Title:


Attest:  Van Eck Associates Corporation


                                         By:
---------------------------------------     ------------------------------------
Name:
Title:

SCHEDULE A
VAN ECK FUNDS, INC.,

                                        For the services and facilities to be
                                        provided to the Fund by the Sub-Adviser
                                        as provided in Paragraph 2 hereof, the
                                        Investment Manager shall pay the
                                        Sub-Adviser a fee, payable monthly, at
                                        the annual rate of .375 of 1% of the
                                        Fund's average daily net assets from the Advisory fee it receives from the Fund, as determined by the Company or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board of Directors of the Company. The Company shall not be liable for the obligation of the Investment Manager to make payment to the Sub-Adviser.

                                    EXHIBIT F

                                                                       TOTAL                      Mid-Cap II           Mid-Cap II
                                        MID CAP                        RETURN                       Combined            Combined
                                      VALUE FUND       MARKET           FUND          MARKET          Fund                Fund
                                        SHARES          VALUE          SHARES          VALUE         SHARES           MARKET VALUE
                                      ----------      ---------       --------       ----------   -----------         ------------
                   Accenture Ltd.       19,000        $489,440          7,400         $190,624        26,400            $680,064
    Adelphia Communications Corp.        4,600        $119,692          1,700          $44,234         6,300            $163,926
 Advanced Energy Industries, Inc.       18,600        $464,442          7,000         $174,790        25,600            $639,232
       Agere Systems Inc. Class A       48,000        $250,560         18,800          $98,136        66,800            $348,696
          American Woodmark Corp.          900         $50,796            300          $16,932         1,200             $67,728
 Annuity & Life Re Holdings, Ltd.        2,100         $39,081            800          $14,888         2,900             $53,969
       Archer-Daniels Midland Co.       27,900        $376,092         10,900         $146,932        38,800            $523,024
             Becton Dickinson Co.       11,200        $383,600          4,400         $150,700        15,600            $534,300
             Black & Decker Corp.        7,200        $262,872          2,800         $102,228        10,000            $365,100
 Constellation Energy Group, Inc.       36,100        $980,115         14,100         $382,815        50,200          $1,362,930
         Crown Castle Int'l Corp.       21,500        $150,070          8,400          $58,632        29,900            $208,702
                    El Paso Corp.        4,200        $165,060          1,600          $62,880         5,800            $227,940
        Equitable Resources, Inc.        9,400        $278,804          3,700         $109,742        13,100            $388,546
       Genelabs Technologies Inc.      129,600        $276,048         50,700         $107,991       180,300            $384,039
                Kmart Financing P        1,400         $13,832            700           $6,916         2,100             $20,748
             KPMG Consulting Inc.       31,900        $534,644         12,400         $207,824        44,300            $742,468

                                                                       TOTAL                      Mid-Cap II           Mid-Cap II
                                        MID CAP                        RETURN                       Combined            Combined
                                      VALUE FUND       MARKET           FUND          MARKET          Fund                Fund
                                        SHARES          VALUE          SHARES          VALUE         SHARES           MARKET VALUE
                                      ----------      ---------       --------       ----------   -----------         ------------

              Max Re Capital Ltd.       20,400        $305,388          7,900         $118,263        28,300            $423,651
                      Maxtor Corp       27,200        $182,240         10,600          $71,020        37,800            $253,260
                    Meredith Corp       27,500        $968,000         10,700         $376,640        38,200          $1,344,640
         Millenium Chemical, Inc.       23,900        $289,429          9,000         $108,990        32,900            $398,419
             Pathmark Stores Inc.       22,300        $503,757          8,700         $196,533        31,000            $700,290
      Paxson Communications Corp.       33,900        $344,085         13,300         $134,995        47,200            $479,080
          Phoenix Companies, Inc.       49,300        $857,820         19,300         $335,820        68,600          $1,193,640
                  Photronics Inc.       24,000        $773,040          9,400         $302,774        33,400          $1,075,814
              Rainbow Media Group       16,300        $448,250          6,100         $167,750        22,400            $616,000
                     Raytheon Co.        9,300        $534,843          3,600         $207,036        12,900            $741,879
   Regeneron Pharmaceuticals Inc.       32,600        $894,218         12,700         $348,361        45,300          $1,242,579
          Reliant Resources, Inc.       43,700        $623,162         17,100         $243,846        60,800            $867,008
              Riggs National Corp       18,300        $259,860          7,100         $100,820        25,400            $360,680
                 Toys 'R' Us Inc.       10,100        $189,173          4,000          $74,920        14,100            $264,093
                  Tupperware Corp       66,200      $1,253,828         25,800         $488,652        92,000          $1,742,480
                             UICI       49,300        $653,225         19,300         $255,725        68,600            $908,950
        United States Steel Corp.       35,600        $650,768         13,900         $254,092        49,500            $904,860
               UnumProvident Corp       17,700        $490,644          6,900         $191,268        24,600            $681,912
      Watson Pharmaceuticals Inc.       24,800        $741,024          9,700         $289,836        34,500          $1,030,860

     Us Treas Note 6.50% 10/15/06            0              $0         92,000         $100,790                                 0
     Us Treas Note 6.875% 5/15/06            0              $0      2,402,000       $2,661,529                                 0
      Us Treas Note 7.25% 8/15/04            0              $0      1,339,000       $1,466,833                                 0
                                                   -----------                     -----------                       -----------

                Total Investments                  $15,797,902                     $10,372,757                       $21,941,507
                                                   -----------                     -----------                       -----------

    Other Assets Less Liabilities                   $4,286,880                      $1,309,008                        $9,825,040
                                                   -----------                     -----------                       -----------
               Net Assets 1-22-02                  $20,084,782                     $11,681,765                       $31,766,547
                                                   ===========                     ===========                       ===========

                                    EXHIBIT G

                               VAN ECK FUNDS, INC
                                TOTAL RETURN FUND
        PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL 26, 2002

       The undersigned shareholder of TOTAL RETURN FUND, (the "Fund"), a series of VAN ECK FUNDS, INC (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on April 26, 2002 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Jan van Eck. Derek van Eck, Susan Lashley, Thomas H. Elwood and Bruce J. Smith and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on April 26, 2002 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HERBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

       PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

              Please vote by filling in the boxes below.


       1.     To approve the Investment Management Agreement with Van Eck
              Associates

              FOR _________  AGAINST ___________  ABSTAIN __________


       2. To approve the Investment Sub-Advisory Agreement with John A. Levin & Co. Inc.

              FOR _________  AGAINST ___________  ABSTAIN __________


       3. To approve the Articles of Merger involving the exchange of substantially all of the Fund's assets for shares of Van Eck Mid Cap Value Fund, a series of the VAN ECK FUNDS II, INC, the assumption of liabilities of the Fund by Van Eck Mid Cap Value Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

              FOR _________  AGAINST ___________  ABSTAIN __________

                      Dated: ______________________ 2002


                            ________________________
                            Signature of shareholder


                             _______________________
                             Signature of Co-owner

For joint accounts, all co-owners must sign. Executors, administrators, Directors, etc. should so indicate when signing.

                                    EXHIBIT H

                               VAN ECK FUNDS, INC
                               MID CAP VALUE FUND
        PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD APRIL 26, 2002

       The undersigned shareholder of Mid Cap Value Fund, (the "Fund"), a series of VAN ECK FUNDS, INC (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on April 26, 2002 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Jan van Eck. Derek van Eck, Susan Lashley, Thomas H. Elwood and Bruce J. Smith and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on April 26, 2002 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HERBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

       PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

              Please vote by filling in the boxes below.


       4.     To approve the Investment Management Agreement with Van Eck
              Associates

              FOR _________  AGAINST ___________  ABSTAIN __________


       5. To approve the Investment Sub-Advisory Agreement with John A. Levin & Co. Inc.

              FOR _________  AGAINST ___________  ABSTAIN __________


       6. To approve the Articles of Merger the exchange of substantially all of the Fund's assets for shares of Van Eck Mid Cap Value Fund, a series of the VAN ECK FUNDS II, INC, the assumption of liabilities of the Fund by Van

              Eck Mid Cap Value Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

              FOR _________  AGAINST ___________  ABSTAIN __________

                      Dated: ______________________ 2002


                            ________________________
                            Signature of shareholder

                                     PART C

Item 15. Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1) a final decision by a court or other-body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director of officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or '(3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification. The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of Chubb Asset, Chubb Investment Advisory Corporation and Chubb America Fund, Inc. The policy also insures the Registrant, Chubb Asset, Chubb Investment Advisory Corporation and Chubb America Fund, Inc. for errors and omissions liabilities.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16: Exhibits

1.     Articles of Incorporation.*

2.     By-Laws*

3.     Not applicable.

4.     a. Articles of Merger *
       b. Agreement and Plan of Reorganization

5      N.A.

6. a. Form of Investment Management Agreement between Van Eck Associates Corporation and Mid-Cap Value Fund II

       b. Form of Investment Sub-Advisory Agreement between Van Eck Associates Corporation and John A. Levin & Co., Inc., *

7. a. Form of Fund Distribution Agreement between Van Eck Funds II, Inc. and Van Eck Securities Corporation to be filed by amendment.

8.     Not applicable.

9.     Custodial Services Agreement to be filed by amendment

10.    Form of Rule 12b-1 Plan to be filed by amendment.

11 Opinion and Consent of Counsel as to legality of the securities being registered to be filed by amendment

12 The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax reorganization within a reasonable time after receipt of such opinion.

13     Not Applicable

14.    Not Applicable

15. Financial Statement omitted pursuant to Item 14(a)(1) to be filed by amendment


17.    Consent of Ernst & Young LLP to be filed by amendment

(An * denotes inclusion in this filing)


ITEM 17. UNDERTAKINGS
         ------------

       (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

       (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

       (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933 the registration statement on Form N-14 has been signed on behalf of the registrant in the City of New York, State of New York, on the 7th day of February 2002.


                                    VAN ECK FUNDS II, INC


                                    By: /s/ John C. van Eck
                                        ----------------------------------
                                        John C. van Eck, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                 Title                      Date
---------                                 -----                      ----


/s/ John C. van Eck                 Chairman and President          2/7/02
------------------------
John C. van Eck

/s/ Bruce J. Smith                  Chief Financial Officer         2/7/02
------------------------
Bruce J. Smith

/s/ Jeremy Biggs*                   Director                        2/7/02
------------------------
Jeremy Biggs


/s/ David J. Olderman*              Director                        2/7/02
------------------------
David J. Olderman



/s/ Richard Stamberger*             Director                        2/7/02
-------------------------
Richard Stamberger

                                    EXHIBIT 1

                             VAN ECK FUNDS II, INC.


                            ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:


                                  INCORPORATOR

              The undersigned, Thomas Elwood, whose address is 99 Park Avenue, 8th Floor, New York, New York 10016, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.


                                      NAME

              The name of the corporation (the "Corporation") is Van Eck Funds II, Inc.


                                     PURPOSE

              The Corporation is formed for the purpose of carrying on any lawful business, which may include acting as an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.


                                      1-1

                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

              The address of the principal office of the Corporation in the State of Maryland is c/o Corporation Trust Company, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is Corporation Trust Company, whose address is 32 South Street, Baltimore, Maryland 21202. The resident agent is a citizen of and resides in the State of Maryland.


                        PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

       NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation shall be 4, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the initial directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected and qualified are:, and

                                 John C. van Eck
                                  Jeremy Biggs
                               Richard Stamberger
                                 David Olderman

       REMOVAL OF DIRECTORS. Any director, or the entire Board of Directors, may be removed from office at any time, but, to the extent not otherwise prohibited by the 1940 Act, with or without cause and then only by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in the election of directors.

              Section 5.3 EXTRAORDINARY ACTIONS. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

              Section 5.4 QUORUM. At any meeting of stockholders, holders of one-third of all the votes entitled to be cast at such meeting, present in person or represented by proxy, shall constitute a quorum. If any matter is to be voted on by an individual class or series of stock, then holders of one-third of all the votes entitled to be cast by such class or series at such meeting, present in person or represented by proxy, shall constitute a quorum as to each such class or series.

              Section 5.5 AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class


                                      1-2
or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

              Section 5.6 PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.5 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

              Section 5.7 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, the redemption of its stock or the payment of other distributions on its stock;
(b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the value, or any sale, bid or asked price to be applied in determining the value, of any security or other asset owned or held by the Corporation; (e) any matter relating to the sale, purchase and/or other acquisition or disposition of securities or other assets of the Corporation; and
(f) any other matter relating to the business and affairs of the Corporation. Shares of stock of the Corporation are issued and sold on the condition and understanding that any and all determinations shall be binding as aforesaid.

              Section 5.9 ADVISER AGREEMENTS. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).


                                      STOCK

       AUTHORIZED SHARES. The Corporation has authority to issue 800,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), which shares shall be classified in the following series: Mid-Cap Value Fund, which shall consist of one class of designated as Class A. The aggregate par value of all authorized shares of stock having par value is $800,000.00. The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more classes or series of stock. The Board of Directors may reclassify any previously classified but unissued shares of any class or series of stock from time to time in one or more classes or series of stock. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to


                                      1-3
       issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

       VOTING RIGHTS. Each holder of a whole share of stock of the Corporation shall be entitled to one vote as to any matter on which such share of stock is entitled to vote and each fractional share of stock of the Corporation shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of stockholders, all stockholders of the Corporation then entitled to vote shall, except as otherwise provided in the Bylaws, vote together as a single class without regard to classes or series of shares of stock, except (a) when required by the 1940 Act or when the Board of Directors shall have determined that the matter affects one or more classes or series of shares of stock materially differently, such shares of stock shall be voted by individual class or series in addition to any other vote that may be required by law; and (b) when the Board of Directors has determined that the matter affects only the interests of one or more classes or series of shares of stock, then only holders of shares of stock of such classes or series shall be entitled to vote thereon.

       FRACTIONAL SHARES; ISSUANCE OF UNITS. The Board of Directors may, but is not obligated to, issue fractional shares of stock of the Corporation, whether now or hereafter authorized, and any fractional shares so issued shall entitle the holder thereof to exercise voting rights, receive dividends and participate in the distribution of assets of the Corporation in the event of liquidation or dissolution to the extent of the proportionate interest represented by such fractional shares. The Corporation is not obligated to issue stock certificates representing fractional shares.

       ASSETS BELONGING TO EACH SERIES; ALLOCATIONS.

All consideration received by the Corporation for the issuance or sale of shares of a particular series, together with all income, earnings, profits and proceeds thereon, shall irrevocably belong to such series for all purposes, subject only to the rights of creditors of such series, and are herein referred to as "assets belonging to" such series.

The assets belonging to each series shall be charged with the liabilities of the Corporation in respect of such series, and with such series' respective share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such series bears to the net asset value of all series. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, to each series.

Dividends or distributions on shares of any series, whether payable in stock, cash or other property, shall be paid only out of earnings, surplus or other assets belonging to such series and may vary among the classes of a series.

In the event of the liquidation or dissolution of any series of stock of the Corporation, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders based on relative net asset value or such other fair and equitable method as the Board of Directors may determine.

The assets of a class or series of stock of the Corporation may be invested together with the assets belonging to another currently existing or hereafter created class or series of stock of the Corporation. The Board of Directors shall have the authority to allocate, or cause to be allocated, a series' assets, liabilities, income or expenses to one or more classes of such series, in such amounts and at such times as the Board of Directors (or their designees) shall determine. Any such allocation shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock.

       CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to


                                      1-4
       distinguish it from all other series and classes of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the "SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

       REDEMPTIONS.

The Board of Directors shall authorize the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the directors may determine, to permit each holder of shares of stock of the Corporation to require the Corporation to redeem all or any number of the shares of stock outstanding in the name of such holder on the books of the Corporation, at the net asset value of such shares, less any fees or charges as the Board of Directors may establish from time to time. Notwithstanding the foregoing, the Board of Directors may suspend the right of holders of shares of stock of the Corporation to require the Corporation to redeem such shares or to receive payment for redeemed shares for such periods and to the extent permitted by, or in accordance with, the 1940 Act or any rule or regulation of the Securities and Exchange Commission promulgated thereunder. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its sole discretion, shall deem reasonable, such determination to be conclusive.

Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option, to redeem shares of stock of the Corporation owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such circumstances including but not limited to (a) failure to provide the Corporation with a tax identification number, (b) failure to maintain ownership of a specified minimum number or value of shares of any class or series of stock of the Corporation and (c) failure to maintain the characteristics or qualifications established by the Board of Directors for a particular class or series of stock of the Corporation, such redemption to be effected at such price, at such time and subject to such conditions as may be required or permitted by applicable law.

Payment for redeemed shares of stock of the Corporation shall be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it necessary or desirable for the Corporation to make payment wholly or partially in securities or other property or assets of the Corporation. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.

All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease as of the date on which the redemption price to be paid for such shares is fixed in accordance with applicable law, except the right of such stockholder to receive payment for such shares as provided herein.

Shares of stock of the Corporation which have been redeemed shall constitute authorized but unissued shares of stock of such class or series so redeemed.

                                      1-5

       CHARTER AND BYLAWS. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws. Except as may be otherwise provided herein, all provisions of the charter relating to shares of stock of the Corporation shall apply to shares of and to the holders of shares of all classes or series of stock of the Corporation, whether now or hereafter classified or reclassified.


                                   AMENDMENTS

              The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.


        LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

       LIMITATION OF LIABILITY. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

       INDEMNIFICATION AND ADVANCE OF EXPENSES. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to,
       (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

       1940 ACT. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willfulness misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

       AMENDMENT OR REPEAL. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this
       Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                            [SIGNATURE PAGE FOLLOWS]

                                      1-6

              IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this _____ day of _____________, 2002.


                                             By:________________________________

LIBC/1391859.2


                                      1-7

                                   EXHIBIT 2

ITEM 16 EXHIBIT 2

                             VAN ECK FUNDS II, INC.

                                     BYLAWS

                                    ARTICLE I

                                     OFFICES

       Section 1. PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

       Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

       Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

       Section 2. ANNUAL MEETING. Subject to the following sentence, an annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on a date and at the time set by the Board of Directors during the month of April in each year. The Corporation shall not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the "1940 Act").

       Section 3. SPECIAL MEETINGS. The chairman of the board, president, chief executive officer or Board of Directors may call a special meeting of the stockholders. A special meeting of stockholders shall also be called by the secretary of the Corporation upon the written request of the stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation's proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and


                                      2-1
such meeting shall not be held unless the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

       Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid.

       Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

       Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the

                                      2-2

Corporation entitled to vote on such matter, their duly authorized proxies or other such persons as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

       Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

       The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

       Section 7. VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

       Section 8. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of

                                      2-3
authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

       Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

       Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

       The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

       Section 10. INSPECTORS. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman

                                      2-4
of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, and determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

       Section 12. VOTING BY BALLOT. Voting on any question or in any election may be VIVA VOCE unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

       Section 13. MEETING BY CONFERENCE TELEPHONE. To the extent permitted by the Board of Directors or the chairman of the meeting, stockholders may participate in a meeting by means of conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.]

                                      2-5

                                   ARTICLE III

                                    DIRECTORS

       Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

       Section 2. NUMBER, TENURE AND QUALIFICATIONS. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 20, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Directors shall be elected at the annual meeting of stockholders of the Corporation or a special meeting held for that purpose; provided, however, that if no annual meeting of the stockholders is required to be held pursuant to
Section 2 of Article II of these Bylaws, directors shall be elected at the next annual meeting held.

       Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. Regular meetings of the Board of Directors shall be held from time to time at such places and times as provided by the Board of Directors by resolution, without notice other than such resolution.

       Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without notice other than such resolution.

       Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to

                                      2-6
the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

       Section 6. QUORUM. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

       The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

       Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the charter. If enough directors have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the directors still present at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the charter.

       Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as Chairman. In the absence of both the chairman and vice chairman of the board, the chief executive officer or in the absence of the chief executive officer, the president or in the absence of the president, a director chosen by a majority of the directors present, shall act as Chairman. The secretary or, in his or her absence, an assistant secretary of

                                      2-7
the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the Chairman, shall act as Secretary of the meeting.

       Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

       Section 10. WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

       Section 11. VACANCIES. If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Any vacancy on the Board of Directors for any cause other than an increase in the number of directors shall be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

       Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

       Section 13. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

       Section 14. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

                                      2-8

       Section 15. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

       Section 16. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.]

                                   ARTICLE IV

                                   COMMITTEES

              Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee [, A COMPENSATION COMMITTEE] and other committees, composed of one [TWO] or more directors, to serve at the pleasure of the Board of Directors.

              Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

              Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

                                      2-9

              Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

              Section 5. WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

              Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee. Subject to the power of the Board of Directors, the members of the committee shall have the power to fill any vacancies on the committee.

                                      2-10

                                    ARTICLE V

                                    OFFICERS

              Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries, assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

              Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

              Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

              Section 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.

                                      2-11

              Section 5. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

              Section 6. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

              Section 7. CHAIRMAN OF THE BOARD. The Board of Directors shall designate a chairman of the board. The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he or she shall be present. The chairman of the board shall perform such other duties as may be assigned to him or her by the Board of Directors.

              Section 8. PRESIDENT. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

              Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

              Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder;
(e) have general charge of the stock transfer books of the Corporation; and (f) in

                                      2-12
general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.

              Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

              The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

              If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

              Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

              Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a director.

                                      2-13

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

              Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when authorized or ratified by action of the Board of Directors and executed by an authorized person.

              Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

              Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                   ARTICLE VII

                                      STOCK

              Section 1. CERTIFICATES; REQUIRED INFORMATION. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be signed by the officers of the Corporation in the manner permitted by the MGCL and contain the statements and information required by the MGCL. In the event that the Corporation issues shares of stock without certificates, the Corporation shall provide to holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

              Section 2. TRANSFERS WHEN CERTIFICATES ISSUED. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

              The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or

                                      2-14
on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

              Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

              Section 3. REPLACEMENT CERTIFICATE. The president, the secretary , the treasurer or any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he or she shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

              Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

              In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

              If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer

                                      2-15
date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

              When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

              Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

              Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

                                  ARTICLE VIII

                                 ACCOUNTING YEAR

              The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

              Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

                                      2-16

              Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

                                    ARTICLE X

                                INVESTMENT POLICY

              Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                                      SEAL

              Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

              Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                   ARTICLE XII

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

              To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the

                                      2-17

Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. No provision of this Article XII shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willfulness misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

              Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XIV

                               AMENDMENT OF BYLAWS

              The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

                                      2-18

                                   EXHIBIT 4A

                               ARTICLES OF MERGER

                                     BETWEEN

                               VAN ECK FUNDS, INC.
                            (a Maryland corporation)
                                       AND

                             VAN ECK FUNDS II, INC.
                            (a Maryland corporation)


       Van Eck Funds, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck"), and Van Eck Funds II, Inc., a corporation duly organized and existing under the laws of the State of Maryland ("Van Eck II"), do hereby certify that:

       FIRST: Van Eck and Van Eck II agree to merge pursuant to the Agreement and Plan of Reorganization attached hereto as Exhibit A (the "Reorganization"), which Agreement and Plan of Merger has been approved by the respective Boards of Directors of Van Eck and Van Eck II for the Merger of Van Eck with and into Van Eck II.

       SECOND: The name and place of incorporation of each party to these Articles are Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation. The date of incorporation of Van Eck in the State of Maryland is ____________, 19__. Van Eck II shall survive the Merger and shall continue under the name "Van Eck Funds, Inc.," as a corporation of the State of Maryland.

       THIRD: Van Eck and Van Eck II each have their principal office in the State of New York in _______ County. Neither Van Eck nor Van Eck II owns an interest in land in the State of Maryland.

       FOURTH: The terms and conditions of the transaction set forth in these Articles were advised, authorized, and approved by each party to the Articles in the manner and by vote required by its charter and the laws of the State of Maryland. The manner of approval was as follows:

(i) The Board of Directors of Van Eck at a meeting held on January ___, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, subject to the approval of shareholders of the Mid-Cap II Fund ("Mid-Cap I") and Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, which resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions and directed that the proposed Merger be submitted for consideration at special meetings of the shareholders of the Mid-Cap I Fund and Total Return Fund.

              (ii) The Board of Directors of Van Eck II at a meeting held on January ___, 2002, adopted resolutions approving the Agreement and Plan of Reorganization, which

                                      4a-1
resolutions declared that the proposed Merger was advisable on substantially the terms and conditions set forth or referred to in the resolutions.

Notice which stated that a purpose of the meeting was to act on the proposed Reorganization was given by Van Eck to the shareholders of Mid-Cap I Fund and Total Return Fund as required by law.

The proposed Reorganization was approved by the shareholders of the Mid-Cap I Fund and Total Return Fund at special meetings of the shareholders held on April 26, 2002, by the affirmative vote of at least a majority of the outstanding shares of each portfolio series.

       FIFTH: No amendment to the charter of Van Eck II is to be effected as part of the Merger.

       SIXTH: The total number of shares of stock of all classes which Van Eck II has authority to issue is eight hundred million (800,000,000) shares of common stock, par value of $.001 per share, of which 800,000,000 shares have been designated Class A shares of Mid-Cap II Fund ("Mid-Cap II"). The aggregate par value of all shares of all classes of Van Eck II is $800,000.00. The total number of shares of all classes which Van Eck has authority to issue is one billion (1,000,000,000) shares of common stock, par value of $.01 per share, of which 100,000,000 shares have been designated as Class A shares of Mid-Cap I Fund and 100,000,000 shares have been designated as Class A shares of Total Return Fund. The aggregate par value of all classes of Van Eck is $1,000,000.

       SEVENTH: The Merger does not increase the authorized stock of Van Eck II.

       EIGHTH: The manner and basis of converting or exchanging issued stock of the merging corporations into different stock of a corporation, or other consideration, and the treatment of any issued stock of the merging corporations not to be converted or exchanged are as follows:

       (a) The whole and fractional shares of Mid-Cap I Fund issued and outstanding immediately prior to the Valuation Time (as defined below) shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Mid-Cap I Fund computed immediately after the close of business of the New York Stock Exchange on ___________, 2002 (the "Valuation Time"), using the valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Mid-Cap I Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Mid-Cap I Fund shares held by such shareholder at the Valuation Time relative to the total number of issued and outstanding Mid-Cap I Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       The whole and fractional shares of Total Return Fund issued and outstanding immediately prior to the Valuation Time shall, as of the Valuation Time and without further act, be converted into, and become a number of whole and fractional shares of Mid-Cap II, equal to the value of the net assets of Total Return Fund computed at the Valuation Time, using the

                                      4a-2
valuation procedures set forth in Mid-Cap II's Articles of Incorporation and then-current prospects and statement of additional information. Each shareholder of record of Total Return Fund will be credited with a pro rata number of such shares of Mid-Cap II Fund received in the Merger based on the number of Total Return Fund shares held by such shareholder at the Valuation Time [relative] to the total number of issued and outstanding Total Return Fund shares at the Valuation Time. Each such share of Class A shares of Van Eck issued pursuant to this paragraph shall be fully paid and non-assessable.

       NINTH: The Merger shall become effective for both Van Eck and Van Eck II at the Valuation Time.

                                      4a-3

       IN WITNESS WHEREOF, Van Eck Funds, Inc., a Maryland corporation, and Van Eck Funds II, Inc., a Maryland corporation, have caused these presents to be signed in the irrespective names and on their respective behalves by their respective President or Vice President and witnessed by their respective Secretary on _______________ ___, 2002.

                                        VAN ECK FUNDS, INC.

Attest:

By: ________________________________    By: ________________________________



                                        VAN ECK FUNDS II, INC.

Attest:

By: ________________________________    By: ________________________________

                              OFFICER'S CERTIFICATE

       THE UNDERSIGNED, ____________________ of Van Eck Funds, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


By: _____________________

Title:____________________



       THE UNDERSIGNED, ____________________ of Van Eck Funds II, Inc., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



By: _____________________

Title:___________________


                                      4a-4

                                   EXHIBIT 4b


                      AGREEMENT AND PLAN OF REORGANIZATION


       THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of _____________, 2002 (the "Agreement") by and between Van Eck Funds, Inc., a Maryland corporation ("Van Eck" or the "Dissolving Corporation"), on behalf of Van Eck Mid-Cap II Value Fund (formerly Van Eck Growth and Income Fund) ("Mid-Cap I Fund"), and Van Eck Total Return Fund ("Total Return Fund"), each a portfolio series of Van Eck, and Van Eck Funds II, Inc., a Maryland corporation ("Van Eck II" or the "Surviving Corporation"), on behalf of Mid-Cap Value Fund, the sole portfolio series of Van Eck II ("Mid-Cap II Fund"). Van Eck and Van Eck II are each referred to herein as a "Company" and together the "Companies".

       All references in this Agreement to action taken by Mid-Cap II Fund and, each of Mid-Cap I Fund and Total Return Fund shall be deemed to refer to action taken by the Surviving Corporation and the Dissolving Corporation, respectively, on behalf of their respective portfolio series.

       This Agreement is intended to be and is adopted as a plan of reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the Companies and their respective Boards of Directors deem it advisable and to the advantage of the Companies and their respective stockholders that Van Eck be merged with and into Van Eck II, with Van Eck II being the Surviving Corporation, under and pursuant to the laws of the State of Maryland on the terms and conditions herein contained (the "Reorganization").

       WHEREAS, Van Eck and Van Eck II are each open-end, registered investment companies of the management type;

       WHEREAS, the Board of Directors of Mid-Cap I Fund and Total Return Fund have each determined that the Merger is advisable and in the best interests of Mid-Cap I Fund and Total Return Fund and that the interests of the existing shareholders of Mid-Cap I Fund and Total Return Fund would not be diluted as a result of this transaction; and

       WHEREAS, the Board of Directors of Mid-Cap II Fund has determined that the Merger is advisable and in the best interests of Mid-Cap II Fund and that the interests of the existing shareholders of Mid-Cap II Fund would not be diluted as a result of the Reorganization.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     THE MERGER OF THE DISSOLVING FUND WITH AND INTO THE SURVIVING FUND.


SUBJECT TO THE SATISFACTION OF EACH OF THE CONDITIONS TO THE OBLIGATIONS OF THE RESPECTIVE COMPANIES HEREUNDER (OR THE WAIVER THEREOF BY THE PARTY ENTITLED TO THE BENEFIT THEREOF), VAN ECK AND VAN ECK II AGREE THAT AT THE EFFECTIVE TIME, AS DEFINED IN SECTION 1.2 BELOW, VAN ECK SHALL


                                      4b-1

BE MERGED WITH AND INTO VAN ECK II, AND VAN ECK II SHALL BE THE SURVIVING CORPORATION AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND.

SUBJECT TO THE SATISFACTION OF EACH OF THE CONDITIONS TO THE OBLIGATIONS OF THE RESPECTIVE COMPANIES HEREUNDER (OR THE WAIVER THEREOF BY THE PARTY ENTITLED TO THE BENEFIT THEREOF), THE COMPANIES SHALL EXECUTE, FILE AND RECORD AS PROVIDED UNDER THE LAWS OF MARYLAND ARTICLES OF MERGER SUBSTANTIALLY IN THE FORM SET FORTH AS "EXHIBIT A," WITH SUCH CHANGES THERETO AS SHALL BE APPROVED BY THE RESPECTIVE COMPANIES IN ACCORDANCE WITH MARYLAND LAW. THE MERGER SHALL BECOME EFFECTIVE ON OR AFTER THE FILING OF SUCH ARTICLES OF MERGER AT THE TIME AND ON THE DATE SET FORTH HEREIN. THE DATE AND TIME WHEN THE MERGER SHALL BECOME EFFECTIVE ARE REFERRED TO HEREIN AS THE "EFFECTIVE TIME."

THE ARTICLES OF INCORPORATION OF VAN ECK II IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE THE ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION, UNTIL AMENDED IN THE MANNER PROVIDED IN SUCH ARTICLES OF INCORPORATION OR IN THE BYLAWS OF THE SURVIVING CORPORATION AND IN THE MARYLAND GENERAL CORPORATION LAW.

THE BYLAWS OF VAN ECK IN EFFECT IMMEDIATELY PRIOR TO THE EFFECTIVE TIME SHALL BE THE BYLAWS OF THE SURVIVING CORPORATION, UNTIL AMENDED IN THE MANNER PROVIDED IN SUCH BYLAWS AND IN THE MARYLAND GENERAL CORPORATION LAW.

THE FOLLOWING PERSONS SHALL CONSTITUTE THE BOARD OF DIRECTORS OF THE SURVIVING CORPORATION UPON THE EFFECTIVE TIME AND SHALL HOLD OFFICE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED: JOHN C. VAN ECK, JEREMY BIGGS, RICHARD STAMBERGER, AND DAVID OLDERMAN.

THE PERSONS WHO WERE ELECTED AS THE OFFICERS OF VAN ECK II TO SERVE AS SUCH AS OF THE EFFECTIVE TIME SHALL BE THE OFFICERS OF THE SURVIVING CORPORATION.

AT THE EFFECTIVE TIME, THE SEPARATE EXISTENCE OF VAN ECK SHALL CEASE, EXCEPT TO THE EXTENT, IF ANY, CONTINUED BY STATUTE, AND ALL THE ASSETS, RIGHTS, PRIVILEGES, POWERS AND FRANCHISES OF VAN ECK AND ALL DEBTS DUE ON WHATEVER ACCOUNT TO IT, SHALL BE TAKEN AND DEEMED TO BE TRANSFERRED TO AND VESTED IN VAN ECK II WITHOUT FURTHER ACT OR DEED, AND ALL SUCH ASSETS, RIGHTS, PRIVILEGES, POWERS AND FRANCHISES, AND ALL AND EVERY OTHER INTEREST OF VAN ECK, SHALL BE THEREAFTER EFFECTIVELY THE PROPERTY OF VAN ECK II AS THEY WERE OF VAN ECK; AND THE TITLE TO AND INTEREST IN ANY REAL ESTATE VESTED BY DEED, LEASE OR OTHERWISE, UNTO EITHER OF COMPANIES, SHALL NOT REVERT OR BE IN ANY WAY IMPAIRED. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE IDENTITY, EXISTENCE, PURPOSES, POWERS, FRANCHISES, RIGHTS, IMMUNITIES AND LIABILITIES OF VAN ECK II SHALL CONTINUE UNAFFECTED AND UNIMPAIRED BY THE MERGER.

IMMEDIATELY PRIOR TO THE EFFECTIVE TIME, VAN ECK ASSOCIATES CORPORATION, AS SOLE SHAREHOLDER OF MID-CAP II FUND, SHALL (I) ELECT AS DIRECTORS OF VAN ECK II THE PERSONS WHO THEN SERVE AS DIRECTORS OF VAN ECK; (II) APPROVE AN INVESTMENT MANAGEMENT AGREEMENT BETWEEN VAN ECK II, ON BEHALF OF MID-CAP II FUND AND VAN ECK ASSOCIATES CORPORATION (THE "INVESTMENT MANAGER"); (III) APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BY AND AMONG VAN ECK II, THE INVESTMENT MANAGER, ON BEHALF OF MID-CAP II FUND, AND JOHN A. LEVIN AND CO., INC.; (IV) RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT ACCOUNTANTS OF MID-CAP II FUND.

MANNER OF CONVERTING SHARES; VALUATION

                                      4b-2

THE MANNER AND BASIS OF CONVERTING THE ISSUED AND OUTSTANDING CLASS A SHARES OF MID-CAP I FUND AND TOTAL RETURN FUND INTO THE CLASS A SHARES OF MID-CAP II FUND SHALL BE AS HEREINAFTER SET FORTH IN THIS ARTICLE II.

THE WHOLE AND FRACTIONAL CLASS A SHARES OF MID-CAP I FUND ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE VALUATION TIME (AS DEFINED BELOW) SHALL, AS OF THE VALUATION TIME AND WITHOUT FURTHER ACT, BE CONVERTED INTO, AND BECOME A NUMBER OF WHOLE AND FRACTIONAL CLASS A SHARES OF MID-CAP II FUND, WITH A NET ASSET VALUE EQUAL TO THE VALUE OF THE NET ASSETS OF MID-CAP I FUND COMPUTED IMMEDIATELY AFTER THE CLOSE OF BUSINESS OF THE NEW YORK STOCK EXCHANGE ON THE CLOSING DATE (THE "VALUATION TIME"), USING THE VALUATION PROCEDURES SET FORTH IN VAN ECK II'S ARTICLES OF INCORPORATION AND THEN-CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF MID CAP II FUND. EACH SHAREHOLDER OF RECORD OF MID-CAP I FUND WILL BE CREDITED WITH A PRO RATA NUMBER OF SUCH SHARES OF MID-CAP II FUND RECEIVED IN THE MERGER BASED ON THE NUMBER OF MID-CAP I FUND SHARES HELD BY SUCH SHAREHOLDER AT THE VALUATION TIME RELATIVE TO THE TOTAL NUMBER OF ISSUED AND OUTSTANDING MID-CAP I FUND SHARES AT THE VALUATION TIME.

THE WHOLE AND FRACTIONAL CLASS A SHARES OF TOTAL RETURN FUND ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE VALUATION TIME SHALL, AS OF THE VALUATION TIME AND WITHOUT FURTHER ACT, BE CONVERTED INTO, AND BECOME A NUMBER OF WHOLE AND FRACTIONAL CLASS A SHARES OF MID-CAP II FUND, WITH A NET ASSET VALUE EQUAL TO THE VALUE OF THE NET ASSETS OF TOTAL RETURN FUND COMPUTED AT THE VALUATION TIME, USING THE VALUATION PROCEDURES SET FORTH IN VAN ECK II'S ARTICLES OF INCORPORATION AND THEN-CURRENT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF MID-CAP II FUND. EACH SHAREHOLDER OF RECORD OF TOTAL RETURN FUND WILL BE CREDITED WITH A PRO RATA NUMBER OF SUCH SHARES OF MID-CAP II FUND RECEIVED IN THE MERGER BASED ON THE NUMBER OF TOTAL RETURN FUND SHARES HELD BY SUCH SHAREHOLDER AT THE VALUATION TIME RELATIVE TO THE TOTAL NUMBER OF ISSUED AND OUTSTANDING TOTAL RETURN FUND SHARES AT THE VALUATION TIME.

ALL COMPUTATIONS OF NET ASSET VALUE SHALL BE MADE IN ACCORDANCE WITH THE VALUATION PROCEDURES SET FORTH IN THE MID-CAP II FUND PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

VAN ECK SHALL CAUSE CITIBANK, N.A. ("CITIBANK"), AS CUSTODIAN FOR MID-CAP I FUND AND TOTAL RETURN FUND, TO DELIVER TO VAN ECK II AT THE EFFECTIVE TIME A CERTIFICATE OF AN AUTHORIZED OFFICER OF CITIBANK STATING THAT (1) MID-CAP I FUND AND TOTAL RETURN FUND'S PORTFOLIO SECURITIES, CASH AND ANY OTHER ASSETS HAVE BEEN TRANSFERRED IN PROPER FORM TO MID-CAP II FUND AS OF THE EFFECTIVE TIME AND
(2) ALL NECESSARY TAXES, IF ANY, HAVE BEEN PAID, OR PROVISION FOR PAYMENT HAS BEEN MADE, IN CONJUNCTION WITH THE TRANSFER OF PORTFOLIO SECURITIES.

CLOSING AND CLOSING DATE

THE CLOSING DATE SHALL BE THE NEXT FRIDAY THAT IS A FULL BUSINESS DAY FOLLOWING SATISFACTION (OR WAIVER AS PROVIDED HEREIN) OF ALL OF THE CONDITIONS SET FORTH IN ARTICLES 6, 7, AND 8 OF THIS AGREEMENT (OTHER THAN THOSE CONDITIONS WHICH MAY BY THEIR TERMS BE SATISFIED ONLY AT THE CLOSING), OR SUCH LATER DATE AS THE PARTIES MAY AGREE TO IN WRITING. ALL ACTS TAKING PLACE AT THE CLOSING SHALL BE DEEMED TO TAKE PLACE SIMULTANEOUSLY AS OF IMMEDIATELY AFTER THE CLOSE OF BUSINESS ON THE CLOSING DATE UNLESS OTHERWISE AGREED TO BY THE PARTIES. THE CLOSE OF BUSINESS ON THE CLOSING DATE SHALL BE AS OF 4:00 P.M. NEW YORK TIME. THE CLOSING SHALL BE HELD AT

                                      4b-3

THE OFFICES OF VAN ECK, 99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016, OR AT SUCH OTHER PLACE AS THE PARTIES MANY AGREE.

VAN ECK SHALL CAUSE DST SYSTEMS, INC. (THE "TRANSFER AGENT"), TRANSFER AGENT OF THE DISSOLVING COMPANY, TO DELIVER AT THE CLOSING A CERTIFICATE OF AN AUTHORIZED OFFICER STATING THAT ITS RECORDS CONTAIN THE NAMES AND ADDRESSES OF THE MID-CAP I FUND AND TOTAL RETURN FUND SHAREHOLDERS AND THE NUMBER AND PERCENTAGE OWNERSHIP OF OUTSTANDING SHARES OF EACH CLASS OWNED BY EACH SUCH SHAREHOLDER IMMEDIATELY PRIOR TO THE CLOSING. VAN ECK II SHALL ISSUE AND DELIVER A CONFIRMATION EVIDENCING THE MID-CAP II FUND SHARES TO BE CREDITED ON THE CLOSING DATE TO THE SECRETARY OF VAN ECK OR PROVIDE EVIDENCE SATISFACTORY TO VAN ECK THAT SUCH MID-CAP II FUND SHARES HAVE BEEN CREDITED TO THE MID-CAP AND TOTAL RETURN FUND SHAREHOLDERS ACCOUNT ON THE BOOKS OF THE MID-CAP II FUND. AT THE CLOSING, EACH PARTY SHALL DELIVER TO THE OTHER SUCH BILLS OF SALES, CHECKS, ASSIGNMENTS, SHARE CERTIFICATES, IF ANY, RECEIPTS OR OTHER DOCUMENTS AS SUCH OTHER PARTY OR ITS COUNSEL MAY REASONABLY REQUEST.

REPRESENTATIONS AND WARRANTIES

VAN ECK, ON BEHALF OF MID-CAP I FUND AND TOTAL RETURN FUND REPRESENTS AND WARRANTS TO VAN ECK II AS FOLLOWS:

Van Eck is a corporation duly organized and validly existing under the laws of the State of Maryland.

Van Eck is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

Van Eck is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck is a party or by which Van Eck is bound;

Mid-Cap I Fund and Total Return Fund have no material contracts or other commitments (other than this Agreement) which will be terminated with liability to Mid-Cap I Fund or Total Return Fund prior to the Closing Date.

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Mid-Cap I Fund or Total Return Fund or any of their properties or assets. Van Eck knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

The Statement of Assets and Liabilities of Mid-Cap I Fund and Total Return Fund at [December 31, 2001] has been audited by Ernst & Young LLP, independent accountants, and is in

                                      4b-4
accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Van Eck II,) fairly reflects the financial condition of Mid-Cap I Fund and Total Return Fund as of such date, and there are no known contingent liabilities of Mid-Cap I Fund and Total Return Fund Van Eck as of such date not disclosed therein.

Since December 31, 2001, there has not been any material adverse change in the financial condition, assets, liabilities or business of Mid-Cap I Fund or Total Return Fund other than changes occurring in the ordinary course of business, or any incurrence by Mid-Cap I Fund or Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of Mid-Cap I Fund or Total Return Fund, the discharge of Mid-Cap I Fund or Total Return Fund liabilities, or the redemption of Mid-Cap I Fund or Total Return Fund shares by Mid-Cap I Fund or Total Return Fund shareholders shall not constitute a material adverse change.

All Federal and other tax returns and reports of Mid-Cap I Fund or Total Return Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Van Eck's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

For each taxable year of its operation, Mid-Cap I Fund or Total Return Fund have met the requirements of Subchapter M of the Code for qualification as a regulated investment company and have elected to be treated as such.

All issued and outstanding shares of Mid-Cap I Fund or Total Return Fund are duly and validly issued and outstanding, fully paid and non-assessable by Van Eck. Van Eck does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Mid-Cap I Fund or Total Return Fund shares, nor is there outstanding any security convertible into any of the Mid-Cap I Fund or Total Return Fund shares.

The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of Van Eck, and, subject to the approval of the Mid-Cap I Fund and Total Return Fund shareholders, this Agreement constitutes a valid and binding obligation of Van Eck enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

VAN ECK II, ON BEHALF OF MID-CAP II FUND REPRESENTS AND WARRANTS TO VAN ECK AS
FOLLOWS:

Van Eck II is a corporation duly organized and validly existing under the laws of the State of Maryland.

Van Eck II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act is in full force and effect, and the registration of its shares under the 1933 Act will be, at or prior to the Closing Date, in full force and effect.

                                      4b-5

The prospectus and statement of additional information of Mid-Cap II Fund in effect at the Closing Date will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

Van Eck II is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Van Eck II or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Van Eck II is a party or by which Van Eck II is bound;

The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Van Eck II and this Agreement constitutes a valid and binding obligation of the Van Eck II enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

The Mid-Cap II Fund Shares to be issued and delivered to the Mid Cap I and Total Return Fund shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

                                      4b-6

COVENANTS OF VAN ECK, AND VAN ECK II


Van Eck and Van Eck II each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

Van Eck will assist Van Eck II in obtaining such information as Van Eck II reasonably requests concerning the beneficial ownership of Mid-Cap I Fund or Total Return Fund shares.

Subject to the provisions of this Agreement, Van Eck II and Van Eck will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Van Eck will provide Van Eck II with information reasonably necessary for the preparation of a registration statement on Form N-14 of Van Eck II (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of Van Eck (the "Proxy Statement").

Van Eck II agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of Van Eck II after the Closing Date.

CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK

              The obligations of Van Eck to consummate the transactions provided for herein shall be subject, at its election, to the performance by Van Eck II and Mid-Cap II Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

All representations and warranties of Van Eck II contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

Van Eck II shall have delivered to Van Eck a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Van Eck, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck II made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Van Eck shall reasonably request.

The Mid-Cap II Fund Shares to be issued and delivered for the account of Mid-Cap I Fund and Total Return Fund shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by Van Eck II;

The Proxy Statement and Prospectus (only insofar as they relate to Van Eck II), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material


                                      4b-7
respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK II

       The obligations of Van Eck II to complete the transactions provided for herein shall be subject, at its election, to the performance by Van Eck and Mid-Cap I Fund and Total Return Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

All representations and warranties of Van Eck contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

Van Eck shall have delivered to Van Eck II a statement of Mid-Cap I Fund and Total Return Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of Mid-Cap I Fund and Total Return Fund; and

Van Eck shall have delivered to Van Eck II on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Van Eck II, and dated as of the Closing Date, to the effect that the representations and warranties of Van Eck made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Van Eck II shall reasonably request.

The Proxy Statement and Prospectus (other than information therein that relates to Van Eck II or Mid-Cap II Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF VAN ECK AND VAN ECK II

       The obligations of Van Eck and Van Eck II to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

The Agreement and the transactions contemplated herein shall have been approved by the affirmative vote if a majority of the outstanding shares of each of Mid-Cap I Fund and Total Return Fund in accordance with the provisions of Maryland law and the Articles of

                                      4b-8

Incorporation and By-Laws of Van Eck and certified copies of the resolutions evidencing such approval shall have been delivered to Van Eck II.
Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the conditions set forth in this paragraph 8.1;

On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Van Eck II or Van Eck to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of Van Eck II or Van Eck.

The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

The parties shall have received an opinion from the law firm of Goodwin Procter LLP addressed to Van Eck II and Van Eck substantially to the effect that the transaction contemplated by this Agreement should constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin Procter LLP of representations it shall request of Van Eck II and Van Eck. Notwithstanding anything herein to the contrary, neither Van Eck II nor Van Eck may waive the condition set forth in this paragraph 8.5.

At or immediately prior to the Closing, Mid-Cap I Fund and Total Return Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Mid-Cap I Fund and Total Return Fund shareholders all of such Mid-Cap I Fund and Total Return Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

Shareholders of each of Mid-Cap I Fund and Total Return Fund shall have approved new investment manager agreement into Van Eck Associates Corporation as contemplated by the Proxy Statement and a new investment sub-advisory agreement with Levin as contemplated by the Proxy Statement.

BROKERAGE FEES AND EXPENSES

Van Eck II and Van Eck each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

All of the expenses of the Merger, including without limitation, legal and printing expenses and expenses of holding the meeting of shareholders of Mid-Cap I Fund and Total Return Fund (such

                                      4b-9
as proxy tabulation and the expense of a solicitor, if any) will be borne by Mid-Cap I Fund and Total Return Fund. [Expenses that are directly attributable to either series shall be borne by such series. Expenses that are nor directly attributable to a specific series shall be allocated pro rata based on the respective net assets as Mid-Cap I Fund and Total Return Fund at the Valuation Time.] All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

ENTIRE AGREEMENT

Van Eck II and Van Eck agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

TERMINATION

       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either Van Eck II or Van Eck, or their respective Directors or officers, to the other party.

AMENDMENTS

       This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Van Eck and Van Eck II; provided, however, that following the meeting of Mid-Cap I Fund and Total Return Fund Shareholders called by Van Eck pursuant to paragraph 8.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Mid-Cap II Fund shares to be issued to the Mid-Cap I Fund and Total Return Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

NOTICES

       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their

                                     4b-10

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph [6.1] and [7.1].

                                     4b-11

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.


                            VAN ECK FUNDS, INC., on behalf of Mid-Cap II Fund



                            By:_________________________________________________
                            Name:    John C. van Eck


                            VAN ECK FUNDS, INC., on behalf of Total Return Fund



                            By:_________________________________________________
                            Name:    John C. van Eck


                            VAN ECK FUNDS II, INC., on behalf of Mid-Cap II Fund



                            By:_________________________________________________
                            Name:    John C. van Eck



                                     4b-12

                                    EXHIBIT A


                                           Annual Management Fee
     Name of Fund                          (As a % of Average Daily Net Assets)
     ------------                          ------------------------------------


Growth and Income Fund                     0.75% of average daily net assets


                                     4b-13

                                   EXHIBIT 6A


                     FORM OF INVESTMENT MANAGEMENT AGREEMENT


       AGREEMENT made as of this 1st day of MAY, 2002 between VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager"), and VAN ECK FUNDS II, INC., Mid-Cap Value Fund series a Maryland Corporation (the "Fund") having its principal place of business in New York, New York (the "Fund").

       WHEREAS, the Fund is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Investment Manager is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

       WHEREAS, the Fund is authorized to issue shares of capital stock in separate series, each representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Fund intends to offer shares ("Shares") in one of those series, Mid-Cap Value Fund (the "Fund"), and invest the proceeds in securities, the Fund desires to retain the Investment Manager to render investment Management services hereunder and with respect to which the Investment Manager is willing so to do;

       NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

APPOINTMENT OF INVESTMENT MANAGER

       The Fund hereby appoints the Investment Manager to act as Investment Manager to the Fund for the period and on the terms herein set forth. The Investment Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

DUTIES OF INVESTMENT MANAGER

       The Investment Manager, at its own expense, shall be responsible for furnishing the following services and facilities to the Fund:

INVESTMENT PROGRAM

       The Investment Manager will (i) furnish continuously an investment program for the Fund (ii) determine (subject to the overall supervision and review of the Board of Directors of the Fund) what investments shall be purchased, held, sold or exchanged and what portion, if any,

                                      6a-1
of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Investment Manager also will manage, supervise and conduct such other affairs and business of the Fund and matters incidental thereto, as the Investment Manager and the Fund agree, subject always to the control of the Board of Directors of the Fund and to the provisions of the Articles of Incorporation of the Fund, the Fund's By-Laws and the 1940 Act.

OFFICE SPACE AND FACILITIES

       The Investment Manager will arrange to furnish the Fund office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service required for managing the investments of the Fund.

PERSONNEL

       The Investment Manager shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund if such persons are also employees of the Investment Manager or its affiliates, except as otherwise provided herein.

PORTFOLIO TRANSACTIONS

       The Investment Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Investment Manager, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Investment Manager will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Manager shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Manager may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or the other accounts over which the Investment Manager or an affiliate of the Investment Manager exercises investment discretion. The Investment Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Investment Manager or its affiliates. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Investment Manager or its affiliates provided that the Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously

                                      6a-2
shall be allocated in a manner the Investment Manager deems equitable among the accounts involved.

RIGHT TO RECEIVE ADVICE

ADVICE OF FUND If the Investment Manager shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Fund directions or advice.

ADVICE OF COUNSEL If the Investment Manager or the Fund shall be in doubt as to any question of law involved in any action to be taken or omitted by the Investment Manager, it may request advice at the Fund's cost from counsel of its own choosing (which may be counsel for the Investment Manager or the Fund, at the option of the Investment Manager).

PROTECTION OF THE INVESTMENT MANAGER The Investment Manager shall be protected in any action or inaction which it takes in reliance on any directions or advice received pursuant to subsections (i) or (ii) of this paragraph which the Investment Manager, after receipt of any such directions or advice in, good faith believes to be consistent with such directions or advice as the case may be. However, nothing in this paragraph shall be construed as imposing upon the Investment Manager any obligation (i) to seek such directions or advice or (ii) to act in accordance with such directions or advice when received. Nothing in this subsection shall excuse the Investment Manager when an action or omission on the part of the Investment Manager constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by the Investment Manager of its duties under this Agreement.

EXPENSES OF FUND

       The Investment Manager shall not bear the responsibility for or expenses associated with operational, accounting or administrative services on behalf of the Fund not expressly assumed by the Investment Manager hereunder. The expenses to be borne by the Fund include, without limitation:

charges and expenses of any registrar, stock, transfer or dividend disbursing agent, custodian, depository or other agent appointed by the Fund for the safekeeping of the Fund's cash, portfolio securities and other property;

general operational, administrative and accounting costs, such as the costs of calculating the Fund's net asset value, the preparation of the Fund's tax filings with relevant authorities and of compliance with any and all regulatory authorities;

charges and expenses of auditors and outside accountants;

brokerage commissions for transactions in the portfolio securities of the Fund;

all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other U.S. or foreign governmental agencies;

the cost of stock certificates representing shares of the Fund;

                                      6a-3
expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, if applicable;

all expenses of shareholders' and Directors' meetings, including meetings of committees, and of preparing, setting in type, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other required communications to shareholders;

all expenses of preparing and setting in type offering documents, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing offering documents and literature used for any promotional purposes);

compensation and travel expenses of Directors who are not "interested persons" of the Investment Manager within the meaning of the 1940 Act;

the expense of furnishing, or causing to be furnished, to each shareholder statements of account;

charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure, day to day legal affairs of the Fund and relations with its shareholders, issuance of Fund shares, and registration and qualification of securities under Federal, state and other laws;

the expenses of attendance at professional and other meetings of organizations such as the Investment Company Institute and other trade groups by officers and Directors of the Fund, and the membership or association dues of such organizations;

the cost and expense of maintaining the books and records of the Fund;

the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act and the expense of obtaining and maintaining an errors and omissions policy;

interest payable on Fund borrowing;

postage; and

any other costs and expenses incurred by the Investment Manager for Fund operations and activities, including but not limited to the organizational costs of the Fund if initially paid by the Investment Manager.

COMPENSATION

For the services and facilities to be provided to the Fund by the Investment Manager as provided in Paragraph 2 hereof, the Fund shall pay the Investment Manager a fee at the annual rate set forth in Exhibit A ("Annual Fee"). The Fund shall pay such amounts monthly, based on the Fund's average daily net assets, as reflected in the books and records of the Fund in accordance with procedures established from time to time by or under the direction of the Board of Directors of the Fund.

                                      6a-4

SUB-INVESTMENT ADVISORS

APPOINTMENT OF SUB-INVESTMENT ADVISERS - Subject to the terms of the Agreement, the Articles of Incorporation and the 1940 Act, the Investment Manager at its expense, may select and contract with investment advisors ("Sub-Investment Advisors") to provide all or a portion of the investment management services to be furnished by the Investment Manager hereunder. Any contract with a Sub-Advisor shall be subject to the written approval of the Fund.

RESPONSIBILITY OF THE ADVISOR - So long as the Sub-Investment Advisor serves as Investment Advisor to all or a portion of the Fund's assets, the obligation of the Investment Manager under this Agreement shall be, subject in any event to the control of the Board of Directors of the Fund to determine and review with the Sub-Investment Advisor investment policies of the Fund with respect to the assets managed by the Sub-Investment Advisor and the Sub-Investment Advisor shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable policies and restrictions and of placing all orders for the purchase and sale of portfolio securities for the fund with respect to such assets. The Investment Manager shall compensate any Sub-Investment Manager to the Fund for its services to the Fund.

TERMINATION OF SUB-INVESTMENT ADVISORY AGREEMENT - The Fund or the Investment Manager may terminate the services of the Sub-Investment Advisor at any time in its sole discretion and at such time the Investment Manager shall assume the responsibilities of the Sub-Investment Advisor unless or until a successor Sub-Investment Advisor is selected.

FUND TRANSACTIONS

       The Investment Manager agrees that neither it nor any of its officers, directors, employees or agents will take any long- or short-term position in the shares of the Fund; provided, however, that such prohibition shall not prevent the purchase of shares of the Fund by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

RELATIONS WITH FUND

       Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund and the Articles of Incorporation and By-Laws of the Investment Manager, respectively, it is understood (i) that Directors, officers, agents and shareholders of the Fund are or may be interested in the Investment Manager (or any successor thereof) as directors, officers or otherwise; (ii) that Directors, officers, agents and shareholders of the Investment Manager are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and (iii) that the Investment Manager (or any such successor) is or may be interested in the Fund as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Articles of Incorporation and By-Laws.

                                      6a-5

LIABILITY OF INVESTMENT MANAGER AND OFFICERS AND DIRECTORS OF FUND

       Neither the Investment Manager nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager or such persons against any liability to the Fund or its shareholders to which the Investment Manager might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

DURATION AND TERMINATION OF AGREEMENT

DURATION

       This Agreement shall become effective on the date hereof for the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until April 30, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

TERMINATION

       This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors of the Fund or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund, or by the Investment Manager, on sixty (60) days written notice to the other party.

AUTOMATIC TERMINATION

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

                                      6a-6

PRIOR AGREEMENT SUPERSEDED

       This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

SERVICES NOT EXCLUSIVE

       The services of the Investment Manager to the Fund hereunder are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others and to engage in other activities.

MISCELLANEOUS

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

                                      6a-7

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


[SEAL]                                        VAN ECK FUNDS II, INC.


Attest:                                       By:
       -------------------------------           -------------------------------
                 Secretary                                Vice President



[SEAL]                                        VAN ECK ASSOCIATES
CORPORATION

Attest:                                       By:
       -------------------------------           -------------------------------
                 Secretary                                  President

                                      6a-8

                                   EXHIBIT 6B


                             VAN ECK FUNDS II, INC.


                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

       AGREEMENT made as of the       day of       , 2001 by and among JOHN A.
LEVIN and CO., Inc. a Corporation organized under the laws of the      having
its principal place of business in New York, New York (the "Sub-Adviser") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Investment Manager" or the "Adviser") and VAN ECK FUNDS II, INC., Mid-Cap Value Fund, a Maryland Corporation having its principal place of business in New York, New York (the "Company").

       WHEREAS, the Company is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940 ("1940 Act"); and

       WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940 ("Advisers Act"); and

       WHEREAS, the Company is authorized to issue shares of common stock in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

       WHEREAS, the Company has retained the Investment Manager to render management and advisory services to the series of the Company known as the Van Eck Mid-Cap Value Fund (the "Fund"); and

       WHEREAS, the Investment Manager has retained the Sub-Adviser to render investment advisory and other services hereunder to the Fund; and

       WHEREAS, the Sub-Adviser is willing to furnish services to the Fund under this investment sub-advisory agreement; and

       WHEREAS, the Investment Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Sub-Adviser is willing to furnish such services.

       NOW, THEREFORE, WITNESSETH:

       That it is hereby agreed among the parties hereto as follows:

                                      6b-1

APPOINTMENT OF SUB-ADVISER

       The Investment Manager hereby appoints the Sub-Adviser to act as investment advisor to the Fund for the period and on the terms set forth herein. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Adviser serves as investment advisor to the Fund pursuant to this Agreement the obligation of the Investment Manager under this Agreement with respect to the Fund shall be, subject in any event to the control of the Directors of the Company, to determine and review with Sub-Adviser investment policies of the Fund and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Investment Manager will compensate the Sub-Adviser of the Fund for its services to the Fund. The Investment Manager or the Fund, subject to the terms of this Agreement, may terminate the services of the Sub-Adviser at any time in their sole discretion, and the Investment Manager shall at such time assume the responsibilities of the Sub-Adviser unless and until a successor investment advisor is selected.

DUTIES OF SUB-ADVISER

       The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Company:

       INVESTMENT PROGRAM. The Sub-Adviser will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Company and the Investment Manager) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held un-invested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Adviser will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then-current prospectus and statement of additional information which is part of the Company's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, copies of which shall be sent to the Sub-Adviser by the Investment Manager. The Sub-Adviser also will manage, supervise and conduct such other affairs and business of the Company and matters incidental thereto as the Sub-Adviser and the Company agree, subject always to the control of the Board of Directors of the Company and to the provisions of the Articles of Incorporation of the Company, and the Company's By-laws and the 1940 Act. The Sub-Adviser will manage the Fund so that it will qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code of 1986, as it may be amended from time to time; and, with respect to the services provided by the Sub-Adviser under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Adviser will adopt procedures reasonably designed to ensure compliance.

                                      6b-2

       OFFICE SPACE AND FACILITIES. The Sub-Adviser will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone services required for managing the investments of the Fund.

       PERSONNEL. The Sub-Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Directors of the Fund for services provided to the Fund (but not any other series of the Company) if such persons are also employees of the Sub-Adviser or its affiliates, except as otherwise provided herein.

       PORTFOLIO TRANSACTIONS. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to Sub-Adviser or an affiliate of the Sub-Adviser in respect of accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Adviser or its affiliates. Nothing in this agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Adviser.

       In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and record keeping agent for the Company on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to

                                      6b-3
be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

       The Sub-Adviser will monitor on a daily basis the determination by the custodian and record-keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Adviser will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

       The Sub-Adviser will provide the Company or the Investment Manager with copies of all of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Company) as are necessary to assist the Company and the Investment Manager to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information, reports or investment records and ledgers maintained by the Sub-Adviser in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

       The Sub-Adviser will provide reports to the Company's Board of Directors for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Company's Board of Directors with respect to the Fund such periodic and special reports as the Directors or the Investment Manager may reasonably request.

EXPENSES OF THE COMPANY

       Except as provided in Paragraph 2(d) above, the Sub-Adviser shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund.

4.     COMPENSATION

(a) As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Investment Manager will pay to the Sub-Adviser at the end of each calendar month an advisory fee as set forth in Schedule A hereto.

5.     REPRESENTATIONS AND COVENANTS

       The Investment Manager hereby represents and warrants as follows:

                                      6b-4

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Investment Manager hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Sub-Adviser upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

       The Sub-Adviser hereby represents and warrants as follows:

       That it is registered in good standing with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the Rules and regulations thereunder;

       That is has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

       The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

       It shall maintain its registration in good standing as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

                                      6b-5

       Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

       It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

       It shall promptly notify the Investment Manager upon occurrence of any event that might disqualify or prevent it from performing its duties under this Agreement.

6.     COMPANY TRANSACTIONS

       The Investment Manager and Sub-Adviser each agrees that neither it nor any of its officers, directors, employees or agents will take any long or short-term position in the shares of the Company; provided, however, that such prohibition shall not prevent the purchase of shares of the Company by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available at the time of purchase or as part of the initial capital of the Company.

7.     RELATIONS WITH COMPANY

       Subject to and in accordance with the Declaration of Company and By-Laws of the Company and the Articles of Incorporation and By-Laws of the Investment Manager and Sub-Adviser it is understood (i) that Directors, officers, agents and shareholders of the Company are or may be interested in the Sub-Adviser (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Adviser are or may be interested in the Company as Directors, officers, shareholders or otherwise; and
(iii) that the Sub-Adviser (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Declaration of Company and By-laws.

8. LIABILITY OF INVESTMENT MANAGER, SUB-ADVISER AND OFFICERS AND DIRECTORS OF THE COMPANY

       Neither the Investment Manager, Sub-Adviser nor any of their officers, directors, employees, agents or controlling persons or assigns or Directors or officers of the Company shall be liable for any error of judgment or law, or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Investment Manager, Sub-Adviser or such persons against any liability to the Company or its shareholders to which the Investment Manager or Sub-Adviser might otherwise be subject by reason of any willful misconduct, negligence or actions taken in bad faith in the discharge of its respective obligations and performance of its respective duties under this Agreement.

9.     INDEMNIFICATION

       Notwithstanding Section 8 of the Agreement, the Investment Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser

                                      6b-6

(except the Company), and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 ("1933 Act") controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Adviser), or litigation (including legal and other) expenses to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Investment Manager's responsibilities to the Company which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Investment Manager and contained in the Registration Statement or prospectus or statement of additional information covering the shares of the Fund or any other series, or any amendment thereof or any supplement thereto, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Investment Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Investment Manager or the Company or to any affiliated person of the Investment Manager by a Sub-Adviser Indemnified Person in writing for inclusion in the Registration Statement or prospectus or statement of additional information; or (2) may be based upon a failure by the Investment Manager to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Investment Manager in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund, provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Notwithstanding Section 8 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Investment Manager, any affiliated person of the Investment Manager (except the Company), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Investment Manager (all of such persons being referred to as "Investment Manager Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Investment Manager), or litigation (including legal and other) expenses to which an Investment Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, any other statute, common law or otherwise, arising out of the Sub-Adviser's responsibilities as investment sub-adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof, or any supplement thereto, or, with respect to a material fact supplied by the Sub-Adviser for inclusion in the Registration Statement or prospectus or statement of additional information, the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon

                                      6b-7
information furnished to the Sub-Adviser, the Company, or any affiliated person of the Sub-Adviser or Company by an Investment Manager Indemnified Person; or
(2) may be based upon a failure by the Sub-Adviser to comply with, or a breach of, any provision of this Agreement or any other agreement with the Fund; or (3) may be based upon misfeasance or negligence by the Sub-Adviser in the discharge of its duties and performance of its obligations under this Agreement or any other agreement with the Fund provided however, that in no case shall the indemnity in favor of an Investment Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

       Neither the Investment Manager nor the Sub-Adviser shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifying party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifying party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifying party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifying party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifying party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifying party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

10.    DURATION AND TERMINATION OF THE AGREEMENT

       This Agreement shall commence on the date hereof unless terminated as herein provided, this agreement will remain in full force and effect until May 1, 2004 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Company or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of the

                                      6b-8

Company, and (ii) in either event by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act); of any such party, cast in person at a meeting called for the purpose of voting on such approval.

       This Agreement may be terminated at any time without payment of any penalty by the Company upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon ten (10) days' written notice to the Sub-Adviser or (b) by the Investment Manager or the Sub-Adviser at any time upon sixty (60) days' written notice to the other parties.

       This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

MISCELLANEOUS

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

USE OF NAME

       It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Investment Manager and its affiliates, and that the Company and Sub-Adviser have the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Investment Manager is Adviser to the Fund. Upon termination of the Investment Advisory and Management Agreement between the Company and the Investment Manager, the Company and the Sub-Adviser shall forthwith cease to use such name (or derivative or logo).

       It is understood that the name John A. Levin and Co. any derivative thereof or logo associated with that name is the valuable property of the Sub-Adviser and its affiliates and that the Company and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Company only with the approval of the Sub-Adviser and only for so long as the Sub-Adviser is investment sub-advisor to the Fund. Upon termination of this Agreement, the Company and Investment Manager shall forthwith cease to use such name (or derivative or logo).

15.    BINDING AGREEMENT

       This Agreement will become binding on the parties hereto upon their execution of the attached Schedule to this Agreement.

                                      6b-9

       Witness the due execution hereof effective this ____th day of ______________ 2002.


Attest:
John A. Levin and Co., Inc.

______________________________________    By:___________________________________
Name:
Title:

Attest:


______________________________________    By:___________________________________
Name:
Title:


Attest:  Van Eck Associates Corporation



______________________________________    By:___________________________________
Name:
Title:

                                     6b-10

SCHEDULE A
VAN ECK FUNDS II, INC.,

                                        For the services and facilities to be
                                        provided to the Fund by the Sub-Adviser
                                        as provided in Paragraph 2 hereof, the
                                        Investment Manager shall pay the
                                        Sub-Adviser a fee, payable monthly, at
                                        the annual rate of .375 of 1% of the
                                        Fund's average daily net assets from the Advisory fee it receives from the Fund, as determined by the Company or its third party administrator in accordance with procedures established, from time to time, by or under the direction of the Board of Directors of the Company. The Company shall not be liable for the obligation of the Investment Manager to make payment to the Sub-Adviser.

                                     6b-11

                                    EXHIBIT 7


                         FORM OF DISTRIBUTION AGREEMENT



       THIS AGREEMENT made as of the by and between VAN ECK FUNDS II, INC. (the "Fund"), a business corporation established and existing under the laws of the State of Maryland and engaged in the business of an open-end management investment company and VAN ECK SECURITIES CORPORATION (the "Distributor"), a corporation organized and existing under the laws of the State of Delaware.

       WHEREAS, the Fund proposes to offer shares of beneficial interest in the seven separate series representing interests in different portfolio of assets of the Fund and such other series as may from time to time hereafter established (each series being referred to herein as a "Series" or collectively as the "Series").

       NOW, THEREFORE, in consideration of the mutual convenants hereinafter contained, the parties hereto agree as follows:

       Section 1. APPOINTMENT OF THE DISTRIBUTOR. The Fund hereby appoints the Distributor as its exclusive agent to sell and distribute shares of each Series then in existence (the "Shares") for the account and risk of the Fund during the continuous offering of such Shares, on the terms and for the period set forth in this Agreement, and the Distributor hereby accepts such appointment and agrees to act hereunder. It is understood that purchases of Shares of any Series may be made through other broker-dealers who are members in good standing of the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering and sale of the Shares, in which case the Distributor shall enter into Dealer Agreements ("Dealer Agreements") or amend existing Dealer Agreements with such broker-dealers, through persons who are not required or permitted to become NASD members by entering into Selling Agency Agreements or other agreements ("Agency Agreements") (collectively, "Agreements") and directly through the Fund's Transfer Agent in the manner set forth in a Series' Prospectus.

       Section 2.    SERVICES AND DUTIES OF THE DISTRIBUTOR.

              (a) The Distributor agrees to arrange to sell, as exclusive agent for the Fund, from time to time during the term of this Agreement, Shares of any Series upon the terms described in such Series' Prospectus. As used in this Agreement, the term "Prospectus" shall mean a prospectus and the term "Statement of Additional Information" shall mean the statement of additional information included in the Fund's Registration Statement and the term "Registration Statement" shall mean the Registration Statement, including exhibits and financial statements, most recently filed

                                      7-1
by the Fund with the Securities and Exchange Commission and effective under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), as such Registration Statement is amended by any amendments thereto at the time in effect.

              (b) Upon commencement of the continuous public offering of Shares of any Series, the Distributor will hold itself available to receive orders, satisfactory to the Distributor, for the purchase of Shares of such Series and will accept such orders on behalf of the Series as of the time of receipt of such orders and will transmit such orders as are so accepted to the Fund's Transfer Agent as promptly as practicable. Purchase orders shall be deemed effective at the time and in the manner set forth in a Series' Prospectus.

              (c) The Distributor may enter into Dealer Agreements (or amend existing Dealer Agreements to conform therewith) with such registered and qualified retail broker-dealers as it may select pursuant to which such broker-dealers may also arrange for the sale or sell Shares of any Series or enter into Agency Agreements (or amend existing Agency Agreements to conform therewith) pursuant to which such persons may also arrange for the sale or sell shares of any Series.

              (d) The offering price of the Shares of a Series shall be the net asset value (as described in the Articles of Incorporation of the Fund, as amended from time to time and determined as set forth in the Prospectus and the Statement of Additional Information of such Series) per Share for the Series next determined following receipt of an order plus the applicable sales charge, if any, calculated in the manner set forth in the Series' Prospectus. The Distributor shall receive the entire amount of the sales charge, if any, as compensation for its services under this Agreement; however, the Distributor may reallow all or any portion of such sales charge to persons entering into Agreements (or amending existing Dealer Agreements) with the Distributor to sell Shares of such Series. Shares of a Series may be sold at prices that reflect scheduled variations in, or elimination of, the sales charge to particular classes of investors or transactions in accordance with a Series' Prospectus and Statement of Additional Information. The Fund shall furnish the Distributor, with all possible promptness, advice of each computation of the net asset value of a Series. The Distributor shall also be entitled, subject to the terms and conditions of the Fund's Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, to amounts payable by a Fund thereunder.

              (e) The Distributor shall use its best efforts to obtain from investors unconditional orders for Shares and shall not be obligated to arrange for sales of any certain number of Shares of a Series and the services of the Distributor to the Fund hereunder shall not be deemed to be exclusive, and the Distributor shall be free to (i) render similar services to, and act as underwriter or distributor in connection with the distribution of shares of other investment companies, and (ii) engage in any other businesses and activities from time to time.

              (f) The Distributor is authorized on behalf of the Fund to repurchase Shares of the Series presented to it by dealers at the price determined in accordance with, and in the manner set for in, the Prospectus of such Series.

                                      7-2

              (g) Unless otherwise notified by the Fund, any right granted to the Distributor to accept orders for Shares or to make sales on behalf of the Fund or to purchase Shares for resale will not apply to (i) Shares issued in connection with the merger or consolidation of any other investment company with the Fund or its acquisition, by purchase or otherwise, of all or substantially all of the assets of any investment company or substantially all the outstanding Shares of any such company and (ii) Shares that may be offered by the Fund to shareholders of the Fund by virtue of their being such shareholders.

              (h) If and whenever the determination of net asset value is suspended and until such suspension be terminated, no further order for Shares shall be accepted by the Distributor after it has received advance written notice of such suspension except unconditional orders placed with the Distributor before its receipt of notice. In addition, the Fund reserves the right to suspend sales and the Distributor's authority to accept orders for Shares on behalf of the Fund if, in the judgment of a majority of the Board of Directors or a majority of the Executive Committee of such Board, if such body exists, it is in the best interests of the Fund to do so, such suspension to continue for such period as may be determined by such majority; and in that event, no Shares will be sold by the Distributor on behalf of the Fund after the Distributor has received advance written notice while such suspension remains in effect except for Shares necessary to cover unconditional orders accepted by the Distributor before it had knowledge of the suspension.

       Section 3.    DUTIES OF THE FUND.

              (a) The Fund agrees to sell Shares of its constituent Series so long as it has Shares available for sale and to cause its Transfer Agent to issue, if requested by the Purchaser, certificates for Shares of its Series, registered in such names and amounts as promptly as practicable after receipt by the Fund of the net asset value thereof.

              (b) The Fund shall keep the Distributor fully informed with regard to its affairs and shall furnish to the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request for use in connection with the distribution of Shares of the Series. This shall include, without limitation, one certified copy of all financial statements of each of the Series prepared by independent accountants and such reasonable number of copies of a Series' most current Prospectus, the Statement of Additional Information and annual and interim reports as the Distributor may request. The Fund shall cooperate fully in the efforts of the Distributor to arrange for the sale of Shares of the Series and in the performance of the Distributor under this Agreement.

              (c) The Fund shall take, from time to time, all necessary action to register the Shares of the Series under the 1933 Act, including payments of the related filing fees, so that there will be available for sale such number of Shares of the Series as the Distributor may be expected to sell. The Fund agrees to file from time to time such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in the Registration Statement or Prospectus of a Series, or necessary in order that there may be no omission to state a material fact in the Registration Statement or Prospectus of a Series, which omission would make the

                                      7-3
statements therein, in light of the circumstances under which they were made, misleading.

              (d) The Fund shall use its best efforts to notify the Distributor of the states and jurisdictions in which its shares are qualified for sale and represents and warrants that it shall continue to qualify and maintain the registration and qualification of an appropriate number of Shares of the Series and the Fund for sale under the securities laws of such states as the Distributor and the Fund shall mutually agree, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker-dealer in such states. The Distributor shall furnish such information and other material relating to its affairs and activities as may be requested by the Fund in connection with such qualifications.

       Section 4.    EXPENSES

              (a) The Fund shall bear all costs and expenses of the continuous offering the Shares of the Fund in connection with: (i) fees and disbursements of its counsel and auditors, (ii) the preparation, filing and printing of any Registration Statements and/or Prospectuses and Statements of Additional Information required by and under federal and state securities laws,
(iii) the preparation and mailing of annual and interim reports and proxy materials, if any, to shareholders (iv) the qualification of the Shares of the Series for sale and of the Fund as a broker-dealer under the securities laws of such states or other jurisdictions as shall be selected by the Distributor pursuant to Section 3(d) hereof and the cost and expenses payable to each such state or jurisdiction for continuing qualification therein, and (v) the costs associated in transmitting orders to, and processing by the Fund's transfer agent, charges of clearing corporation and sender costs.

              (b) The Distributor shall bear (i) the costs and expenses of preparing, printing and distributing any materials not prepared by the Fund and other materials used by the Distributor in connection with its offering of Shares of the Series for sale to the public (including the additional costs of printing copies of the Prospectus and of annual and interim reports) to shareholders other than copies thereof required for distribution to existing shareholders or for filing with any federal and state securities authorities,
(ii) any expenses of advertising incurred by the Distributor in connection with such offering and (iii) the expenses of registration or qualification of the Distributor as a broker-dealer under federal or state laws, if necessary, and the expenses of continuing such registration or qualification. It is understood and agreed that so long as any Plan of Distribution as to a Series of the Fund pursuant to Rule 12b-1 under the 1940 Act continues in effect, any expenses incurred by the Distributor hereunder may be paid from amounts received by it from a Series under such Plan.



       Section 5.    INDEMNIFICATION.

              (a) The Fund agrees to indemnify, defend and hold the Distributor, its officers, directors, employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act or
Section 20 of the Securities Exchange Act of 1934, as amended ( the "1934 Act"), free and harmless from and against any and all losses, claims, damages, liabilities and expenses (including the cost

                                      7-4
of investigating or defending such claims, damages or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors, employees and agents or any such controlling person may incur under the 1933 Act, the 1934 Act, or under common law or otherwise, which
(i) may be based upon any wrongful act by the Fund or any or its employees or representatives, or (ii) which may arise out of or may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, or Statement of Additional Information of the Fund or a Series or arising out of or based upon the omission or any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Fund for use in the Registration Statement, Prospectus or Statement of Additional Information; PROVIDED, HOWEVER, that in no case is the Fund's indemnity deemed to protect the Distributor, its officers, directors, employees, agents or any person who controls the Distributor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement. The Distributor agrees to promptly notify the Fund of any event giving rise to a right of indemnification hereunder, including any action brought against the Distributor, its officers, directors, employees and agents or any such controlling person, such notification to be given by letter or telegram addressed to the Fund at its principal business office, but the Distributor's failure so to notify the Fund shall not relieve the Fund from any obligation it may have to indemnify the Distributor hereunder or otherwise. The Fund will be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Fund elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to the Distributor, its officers, directors or controlling person or persons, defendant or defendants in the suit. In the event that the Fund elects to assume the defense of any such suit and retain such counsel, the Distributor, its officers, directors or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, but, in case the Fund does not elect to assume the defense of any such suit, it will reimburse the Distributor or such, officers, directors or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or Directors in connection with the issuance or sale of any Shares.

       The Distributor agrees to indemnify, defend and hold the Fund, its Directors and officers and any person who controls the Fund, if any, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, free and harmless from and against any and all losses, claims, damages, liabilities and expenses (including the cost of investigating or defending such claims, damages or liabilities and any counsel fees incurred in connection therewith) which the Fund, its Directors or officers or any such controlling person may incur under the 1933 Act, the 1934 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its Directors or officers or such controlling person arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Fund for use in the Registration Statement,

                                      7-5

Prospectus or Statement of Additional Information of the Fund or a Series; PROVIDED, HOWEVER, that in no case is the Distributor's indemnity deemed to protect a Director or officer or any person who controls the Fund within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement. The Fund agrees to promptly notify the Distributor of any event giving rise to a right of indemnification hereunder, including any action brought against the Fund, its Directors or officers or any such controlling persons, such notification being given to the Distributor at its principal business office, but the Fund's failure so to notify the Distributor shall not relieve the Distributor from any obligation it may have to indemnify the Fund hereunder or otherwise. The Distributor shall be entitled to participate, at its own expense, in the defense, or if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and satisfactory to the Fund, to its officers and Directors, or to any controlling person or persons, defendant or defendants in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such counsel, the Fund, such officers and Directors or controlling person or persons, defendant or defendants in the suit shall bear the fees and expenses of any additional counsel retained by them, but, in case the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund, such officers and Directors or controlling person or persons, defendant or defendants in such suit for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it in connection with the issue and sale of any of Shares.

       Section 6. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the first paragraph of Section 5 is for any reason held to be unavailable from the Fund, the Fund and the Distributor shall contribute to the aggregate losses, claims, damages, liabilities or expenses (including the reasonable costs of investigating or defending such claims, damages or liabilities but after deducting any contribution received by the Fund from persons other than the Distributor who may also be liable for contribution, such as persons who control the Fund within the meaning of the 1933 Act, officers of the Fund who signed the applicable Registration Statement and Directors) to which the Fund and the Distributor may be subject in such proportion so that the Distributor is responsible for that portion represented by the percentage the sales charge appearing in the Prospectus of the Fund bears to the public offering price appearing therein and the Fund is responsible for the balance; provided, however, that (i) in no case shall the Distributor be responsible for any amount in excess of the portion of the sales charge received and retained by it in respect of the Shares of a Series purchased through it hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Distributor. Each party who may seek contribution under this
Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6, give written notice of the commencement of such action, suit or proceeding to the

                                      7-6
party or parties from whom such contribution may be sought, but the omission so to notify such contributing party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than on account of this Section 6.

       Section 7. COMPLIANCE WITH SECURITIES LAWS. The Fund represents that it is registered as an open-end management investment company under the 1940 Act, and agrees that it will comply with all of the provisions of the 1940 Act and of the rules and regulations thereunder. The Fund and the Distributor each agree to comply with all of the applicable terms and provisions of the 1940 Act, the 1933 Act and, subject to the provisions of Section 3(d), all applicable state "Blue Sky" laws. The Distributor agrees to comply with all of the applicable terms and provisions of the 1934 Act and to the rules and regulations of the National Association of Securities Dealers, Inc., of which it is a member.

       Section 8. TERMS OF CONTRACT. This Agreement shall go into effect on the date hereof and shall continue in effect until September 30, 1998 and thereafter for successive periods of one year each if such continuance is approved at least annually thereafter (i) either by an affirmative vote of a majority of the outstanding shares of the Fund or by the Board of Directors of the Fund, and (ii) in either case, by a majority of the Directors of the Fund who are not interested persons of the Distributor or (otherwise than as Directors) of the Fund (the "12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without the payment of a penalty, by a majority of the 12b-1 Directors, by the vote of a majority of the outstanding shares of the Fund, or by the Distributor on sixty (60) days' written notice to the other party.

       Section 9. ASSIGNMENT. This Agreement may not be assigned by the Distributor and shall automatically terminate in the event of an attempted assignment by the Distributor; provided, however, that the Distributor may employ or enter into agreements with such other person, persons, company, or companies, as it shall determine in order to assist it in carrying out this Agreement.

       Section 10. AMENDMENT. This Agreement may be amended or modified at any time by mutual agreement in writing of the parties hereto, provided that any such amendment is approved by a majority of the Directors of the Fund who are not interested persons of the Distributor or by the holders of a majority of the outstanding Shares of the Fund. If the Fund should at any time deem it necessary or advisable in the best interests of the Fund that any amendment of this Agreement be made in order to comply with the recommendations or requirements of the SEC or other governmental authority or to obtain any advantage under state or federal tax laws and should notify the Distributor of the form of such amendment, and the reasons therefor, and if the Distributor should decline to assent forthwith. If the Distributor should at any time request that a change be made in the Fund's Master Fund Agreement or By-Laws or in its methods of doing business, in order to comply with any requirements of federal law or regulations of the SEC or of a national securities association of which the Distributor is or may be a member relating to the sale of Shares of the Funds, and the Fund should not make such necessary change within a reasonable time, the Distributor may terminate this Agreement forthwith.

                                      7-7

       Section 11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard for choice of laws principles thereunder.

       Section 12.   AUTHORIZED REPRESENTATIONS.

              (a) The Fund is not authorized to give any information or to make any representations on behalf of the Distributor other than the information and representations contained in a Registration statement (including a Prospectus or Statement of Additional Information) covering Shares, as such Registration Statement and Prospectus may be amended or supplemented from time to time.

              (b) The Distributor is not authorized to give any information or to make any representations on behalf of the Fund or in connection with the sale of Shares other than the information and representations contained in a Registration statement (including a Prospectus or Statement of Additional Information) covering Shares, as such Registration Statement may be amended or supplemented from time to time. No person other than the Distributor is authorized to act as principal underwriter (as such term is defined in the 1940
Act) for the Fund.

       Section 13. PRIOR AGREEMENT SUPERSEDED. This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

       Section 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       Section 15.   MISCELLANEOUS.

              (a) The captions in this Agreement are included for ease of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

              (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

              (c) The provisions of Section 5 hereof shall survive the termination of this Agreement.

       Section 16. USE OF NAME. It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Distributor and its affiliates, and that the Fund and Series have the right to use such name (or derivative or logo) only with the approval of the Distributor only so long as the Distributor is Distributor of the Fund. Upon termination of this Agreement, the Fund and Series shall forthwith cease to use such name (or derivative or logo).

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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                       VAN ECK FUNDS II, INC.


(SEAL)


Attest: ________________________       Name:____________________________

                                       Title:___________________________



                                       VAN ECK SECURITIES CORPORATION

(SEAL)


Attest: ________________________       Name:____________________________

                                       Title:___________________________

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